SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
(Amendment No. 1)

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YZAPP INTERNATIONAL INC.

 (Name of Registrant as Specified in Its Charter)

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YZAPP INTERNATIONAL INC.
7/F Jinhua Mansion
41 Hanguang Street
Nangang District, Harbin, 150080
People’s Republic of China

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about __________, 2009, to the holders of record of the outstanding common stock, $0.001 par value per share (the “Common Stock”) and Series A Voting Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”) of YzApp International Inc., a Nevada corporation (the “Company”), as of the close of business on December 31, 2008 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to a written consent in lieu of a meeting, dated February 4, 2009, (the “Written Consent”) of stockholders of the Company owning at least a majority of the outstanding shares of Common Stock and Series A Preferred Stock of the Company, voting together as a single class on an as-converted to Common Stock basis, as of the Record Date (the “Majority Stockholders”). Except as otherwise indicated by the context, references in this Information Statement to “Company,” “we,” “us,” or “our” are references to YzApp International Inc.

The Written Consent authorized an amendment and restatement of our Articles of Incorporation (the “Restated Articles”), which integrates into a single instrument our current Articles of Incorporation and amends our current Articles of Incorporation to, among other things:

1.	change our name to “Shuaiyi International New Resources Development Inc.”;

2.	increase our total authorized stock from 50,000,000 to 190,000,000 shares of Common Stock;

3.	effect and implement a 1-for-114.59 reverse split of the outstanding shares of our Common Stock (the “Reverse Split”); and

4.

include certain provisions regarding our election not to be governed by certain provisions of the Nevada Revised Statutes restricting certain business combinations with interested stockholders and control share acquisitions.

A copy of the Restated Articles is attached to this Information Statement as Appendix A.

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, and is sufficient under Chapter 78 of the Nevada Revised Statutes and our Bylaws to approve the Restated Articles. Accordingly, the Restated Articles is not presently being submitted to our other stockholders for a vote. The action by Written Consent will become effective when the Company files the Restated Articles with the Nevada Secretary of State (the “Effective Date ”).

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

By Order of the Board of Directors,

/s/ Lianyun Han
Lianyun Han
Chief Executive Officer

GENERAL INFORMATION

This Information Statement is being first mailed on or about __________, 2009, to stockholders of the Company by the Board of Directors to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Stockholders.

Only one copy of this Information Statement is being delivered to two or more stockholders who share an address unless we have received contrary instruction from one or more of such stockholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

Under the Nevada Revised Statutes and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. The approval of the Restated Articles requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted to Common Stock basis. Each Stockholder is entitled to one vote per share of Common Stock and 2,000 votes per share of Series A Preferred Stock held of record on any matter which may properly come before the stockholders.

On the Record Date, the Company had 11,746,041 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share and 727,520 shares of Series A Preferred Stock with the holders thereof being entitled to cast 2,000 votes per share.

On February 4, 2009, our Board of Directors unanimously adopted resolutions approving the Restated Articles and recommended that our stockholders approve the Restated Articles as set forth in Appendix A. In connection with the adoption of these resolutions, our Board of Directors elected to seek the written consent of the holders of a majority of our outstanding shares in order to reduce associated costs and implement the proposals in a timely manner.

Our Board of Directors has determined that the change of our name to “Shuaiyi International New Resources Development Inc.” is in the best interest of our stockholders and will more accurately reflect, and allow us to engage in, our business operations as described in our Current Report on Form 8-K filed on December 31, 2008, which was amended and filed with the SEC on February 23, 2009 (“Current Report”).

The increase in our total authorized Common Stock has been effected for the primary purpose of facilitating a share exchange transaction (the “Share Exchange Transaction”) and equity financing transactions (the “Financing Transactions”), which are described in the section entitled “Amendment and Restatement of Our Articles of Incorporation” below. In addition to facilitating these transactions, the increase in our total authorized stock will also provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions.

The Reverse Split will reduce the number of issued and outstanding shares of our Common Stock and effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance. The Reverse Split has also been implemented to facilitate the Share Exchange Transaction and Financing Transactions.

Our Board of Directors has decided to amend our Articles of Incorporation to forego the provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, regulating business combinations with interested stockholders, and Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, restricting control share acquisitions. Our Board of Directors has determined that remaining subject to these statutes would place unnecessary burdens on the Company in connection with the completion of beneficial business transactions with interested stockholders and third party financings, and has thus decided to forego the provisions of these sections of the Nevada Revised Statutes.

CONSENTING STOCKHOLDERS

On February 4, 2009, New Zealand WAYNE’s Investment Holdings Co., Ltd. (the “Shareholder”), being the record holder of 512,861 shares of our Series A Preferred Stock, constituting 69.9% of the issued and outstanding shares of our Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, consented in writing to the Restated Articles.

Accordingly, we have obtained all necessary corporate approvals in connection with the Restated Articles. We are not seeking written consent from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.

As the actions taken by the Majority Stockholders were by written consent, there will be no security holders’ meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

We will, when permissible following the expiration of the 20 day period mandated by Rule 14c of the Exchange Act and the provisions of the Nevada Revised Statutes, file the Restated Articles with the Nevada Secretary of State’s Office. The Restated Articles will become effective upon such filing and we anticipate that such filing will occur approximately 20 days after this Information Statement is first mailed to our stockholders.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

Our authorized capital currently consists of 50,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. Each share of Common Stock entitles its record holder to one (1) vote per share. Holders of our Common Stock do not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares.

In accordance with our Articles of Incorporation, our Board of Directors unanimously approved the filing of a Certificate of Designation designating and authorizing the issuance of up to 800,000 shares of our Series A Preferred Stock. The Certificate of Designation was filed on December 22, 2008. The holders of Series A Preferred Stock are entitled to vote on all matters together with all other classes of stock on an as-converted to Common Stock basis. Holders of Series A Preferred Stock have protective class voting veto rights on matters, such as business combination transactions, payment of dividends, the issuance of other classes of stock with senior rights, changes to our charter documents and stock redemptions. Shares of Series A Preferred Stock have a senior liquidation payment preference in the event of a liquidation or sale of the Company.

Shares of Series A Preferred Stock will be, upon the occurrence of certain events, convertible into shares of common stock on the basis of one share of Series A Preferred Stock for 2,000 shares of common stock, which will be adjusted to a conversion ratio of one share of Series A Preferred Stock for 17.45 shares of common stock upon the effectiveness of the Reverse Split. All shares of Series A Preferred Stock will be automatically converted into common stock upon the effectiveness of the Reverse Split.

At the close of business on the Record Date, we had 11,746,041 shares of Common Stock and 727,520 shares of Series A Preferred Stock issued and outstanding.

AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION

On February 4, 2009, our Board of Directors approved, subject to receiving the approval of the holders of a majority of our outstanding capital stock, an amendment and restatement of our Articles of Incorporation, which integrates into a single instrument our current Articles of Incorporation and amends our current Articles of Incorporation to, among other things, (i) change our name to “Shuaiyi International New Resources Development Inc.” to more accurately reflect our business operations, (ii) increase our total authorized stock from 50,000,000 to 190,000,000 shares of Common Stock, (iii) effect a 1-for-114.59 Reverse Split of our issued and outstanding Common Stock, and (iv) include certain provisions regarding our election not to be governed by certain provisions of the Nevada Revised Statutes restricting certain business combinations with interested stockholders and control share acquisitions. The Majority Stockholders approved the Restated Articles pursuant to a Written Consent dated as of February 4, 2009. The proposed Restated Articles is attached hereto as Appendix A.

The Restated Articles have been adopted to facilitate and effectuate the Share Exchange Transaction and the Financing Transactions which are generally described in the following paragraphs.

In the Share Exchange Transaction, we issued to the Shareholder, then the sole shareholder of New Zealand WAYNE’s New Resources Development Co., Ltd., a British Virgin Islands (“BVI”) company (“New Resources”), 689,390 shares of our Series A Preferred Stock, constituting approximately 94% of our issued and outstanding capital stock on a fully-diluted basis as of and immediately after the consummation of the Share Exchange Transaction and the Financing Transactions described below, in exchange for all of the issued and outstanding capital stock of New Resources. New Resources thereby became our wholly owned subsidiary and the Shareholder became our controlling stockholder. Immediately following closing of the reverse acquisition of New Resources, the Shareholder transferred 176,529 of the 689,390 shares issued to it under the Share Exchange Transaction to 14 individuals and entities, pursuant to a securities allocation agreement dated December 23, 2008. Additional information regarding the Share Exchange Transaction is contained in our Current Report.

The Financing Transactions were consummated in conjunction with the Share Exchange Transaction. In the Financing Transactions, we issued and sold to (i) Allied China Investments, LLC (“ACI”) 17,962 shares of our Series A Preferred Stock for $52,530.50, or $2.92 per share and (ii) Tan Zhen Investment Limited (“Tan Zhen”) 20,168 shares of our Series A Preferred Stock for $375,000, or $18.59 per share, pursuant to separate subscription agreements that we entered into with ACI and Tan Zhen on December 23, 2008. Additional information regarding the Financing Transactions is contained in our Current Report.

1. Name Change

Our current Articles of Incorporation states that the name of the Company is “YzApp International Inc.”

Our Board of Directors unanimously approved, subject to stockholder approval, the Restated Articles to change our name from “YzApp International Inc.” to “Shuaiyi International New Resources Development Inc.”

Stockholder approval for the Restated Articles changing our name was obtained by Written Consent of stockholders holding at least a majority of our issued and outstanding Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, as of the Record Date. The Restated Articles effecting the name change will become effective following filing with the Secretary of State of the State of Nevada, which will occur promptly following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date.

Purposes for Name Change

Following the change of control of our Company and reverse acquisition of New Resources effected by the Share Exchange Transaction, our Board of Directors has determined that the change of our name to “Shuaiyi International New Resources Development Inc.” is in the best interest of our stockholders and will more accurately reflect, and allow us to engage in, our new business operations as described in our Current Report.

2. Increase of Authorized Common Stock of the Company

The increase in our authorized Common Stock effected by the Restated Articles is designed primarily to accommodate the conversion of our Series A Preferred Stock into Common Stock upon completion of the Share Exchange Transaction and Financing Transactions. Absent such an increase in the Company’s authorized Common Stock, there would not be an adequate number of shares of Common Stock into which the shares of Preferred Stock could be converted.

As a result of this situation, our Board of Directors approved the Restated Articles providing for an increase in our total authorized Common Stock from 50,000,000 to 190,000,000 shares. Likewise, the holders of a majority of our issued and outstanding Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, as of the Record Date took action by Written Consent to approve the Restated Articles and increase in our total authorized Common Stock.

The terms of the newly authorized shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. The authorization of additional shares of Common Stock will not alter the current number of issued shares. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of any newly authorized shares of Common Stock, upon conversion of the Series A Preferred Stock or otherwise, will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. Depending upon the circumstances under which newly authorized shares of Common Stock are issued, stockholders may experience a reduction in stockholders’ equity per share and voting power. The relative rights and limitations of the shares of Common Stock will remain unchanged under the Restated Articles.

Purpose for Increase and Effects of Increase on Authorized Common Stock

The increase in our total authorized Common Stock has been effected for the primary purpose of facilitating the Share Exchange Transaction and the Financing Transactions. In addition to facilitating these transactions, the increase in our total authorized stock will also provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions.

The increase in the number of authorized but unissued shares of Common Stock will enable us, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs, and other corporate purposes. Having a substantial number of authorized but unissued shares of Common Stock that are not reserved for specific purposes will allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a meeting of stockholders or obtaining the written consent of stockholders for the purpose of approving an increase in our capitalization. It is not the present intention of our Board of Directors to seek stockholder approval prior to any issuance of shares of Common Stock that would become authorized by the Restated Articles unless otherwise required by law or regulation.

While our Board of Directors may entertain and seek future financing and acquisition opportunities, there are no definitive financing transactions or business or asset acquisitions contemplated at this time, and the amendment to our Articles of Incorporation was not proposed with the intent that additional shares be utilized in any specific financing transaction or business or asset acquisition, other than in connection with the Share Exchange Transaction and Financing Transactions.

The increase in the authorized number of shares of Common Stock could have other effects on our stockholders, depending upon the nature and circumstances of any future issuances of authorized but unissued shares. The increase in authorized Common Stock may make it more difficult for, or prevent or deter a third party from, acquiring control of the Company or changing our Board of Directors and management. See “Potential Anti-Takeover Effects of Restated Articles” below for a more detailed discussion of the potential anti-takeover effects of the increase in our authorized Common Stock.

3. Adoption of 1-for-114.59 Reverse Stock Split

Our Board of Directors unanimously approved, subject to Stockholder approval, the 1-for-114.59 Reverse Split of our issued and outstanding Common Stock, which will be effectuated in conjunction with the adoption of the Restated Articles. The Majority Stockholders also approved this action in the Written Consent.

The Reverse Split will reduce the number of issued and outstanding shares of our Common Stock and number of shares of Common Stock issuable upon conversion of our Series A Preferred Stock. The Reverse Split effectively increases the number of authorized and unissued shares of our Common Stock available for future issuance. The Reverse Split will become effective on the Effective Date which occurs when the Restated Articles are filed with the Secretary of State of the State of Nevada following the expiration of the 20 day period mandated by Rule 14c of the Exchange Act. We currently have no plans, agreements, proposals, arrangements, or understandings for the issuance of additional shares of Common Stock for any purpose, including future acquisitions or financing transactions, other than in connection with the Share Exchange Transaction and Financing Transactions. We may consider issuing additional shares in the future, but at this time we have no definite plans in this regard.

On the Effective Date, 114.59 shares of Common Stock will automatically be combined and changed into one share of Common Stock. The table below sets forth, as of the Record Date and as of the Effective Date, the following information both before and after the proposed Reverse Split and assumes the conversion of all shares of Series A Preferred Stock into shares of Common Stock at the applicable conversion ratios:

  the number of issued and outstanding shares of Common Stock and the number of shares of Common Stock into which the Series A Preferred Stock can be converted;

  the number of shares of Common Stock reserved for issuance upon conversion of the Series A Preferred Stock, or otherwise; and

  the number of authorized but unissued and unreserved shares of Common Stock.
CAPITALIZATION STRUCTURE OF THE COMPANY AT VARIOUS TIMES (1)

	Capital Structure prior	Capital Structure	Capital Structure
	to conversion of issued	assuming conversion of	after conversion of
	and outstanding Series	issued and outstanding	Series A Preferred
	A Preferred Stock on	Series A Preferred Stock	Stock and Reverse
	Pre-Reverse Split Basis	on Pre-Reverse Split Basis	Split

	(As of Record Date)	(As of Record Date)	(On Effective Date)

Issued and outstanding Common	11,746,041	1,466,786,041	12,800,297
Stock

Issued and outstanding Series A	727,520	-0-	-0-
Preferred Stock

Common Stock reserved for	1,455,040,000	-0-	-0-
issuance upon conversion of
Series A Preferred Stock

Authorized but unissued and	-0-	-0-	177,199,703
unreserved Common Stock(2)

Notes to Table:

(1)

Although certain numbers of shares of Common Stock may appear to exceed our current authorized Common Stock, this table assumes that all shares of Series A Preferred Stock issued and outstanding are convertible and have been converted into Common Stock and that there is sufficient authorized Common Stock into which the Series A Preferred Stock can convert at all times.

(2)	Assumes authorized Common Stock as provided for in Restated Articles.

Purposes for Reverse Split and Effects on Common Stock

As shown in the table above, the Reverse Split will reduce the number of issued and outstanding shares of our Common Stock and effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance. The Reverse Split has also been implemented to facilitate the Share Exchange Transaction and Financing Transactions.

Unless the number of outstanding shares of Common Stock is reduced by the Reverse Split, the number of shares outstanding after the Share Exchange Transaction and Financing Transactions and/or upon the issuance of additional shares to investors will be so great that the per share value of our stock will be very small. A low stock price can have the effect of reducing the liquidity of a corporation’s stock and our Board of Directors believes that it will not be in our best interests to have a very low per share stock price. Our Board of Directors hopes that the Reverse Split will result in a higher per share market price of our Common Stock. In addition, the brokerage commissions on the purchase or sale of stock with a relatively low per share price generally tend to represent a higher percentage of the sales price than the commission charges on a stock with a relatively high per share price. Our Board of Directors believes these issues are best addressed by increasing the value per share of our Common Stock, which we believe will occur as a result of the Reverse Split.

On the Effective Date, 114.59 shares of Common Stock will automatically be combined and changed into one share of Common Stock. No additional action on our part or any stockholder will be required in order to effect the Reverse Split. Certificates that represent pre-Reverse Split shares will automatically, and without any action on the part of any person, represent approximately 0.87% of such pre-Reverse Split shares following the Effective Date.

No fractional shares of post-Reverse Split Common Stock will be issued to any stockholder. Accordingly, stockholders of record who would otherwise be entitled to receive fractional shares of post-Reverse Split Common Stock, will, upon surrender of their certificates representing shares of pre-Reverse Split Common Stock, receive, if they hold a fractional share equal to one-half or more, a full share of our Common Stock, and if they hold a fractional share equal to less than one-half of a share of our Common Stock, then that fractional share will be cancelled.

We will obtain a new CUSIP number for our Common Stock at the time of the Reverse Split. Following the effectiveness of the Reverse Split, every 114.59 shares of Common Stock presently outstanding, without any action on the part of the stockholder, will represent one share of Common Stock. Subject to the provisions for elimination of fractional shares, as described above, consummation of the Reverse Split will not result in a change in the relative equity position or voting power of the holders of Common Stock.

There are no arrears in dividends or defaults in principal or interest in respect to the securities which are to be exchanged.

The Reverse Split could also have an anti-takeover effect, as the increase in authorized and unissued shares of our Common Stock resulting from the Reverse Split may make it more difficult for, or prevent or deter a third party from, acquiring control of the Company or changing our Board of Directors and management. See “Potential Anti-Takeover Effects of Restated Articles” below for a more detailed discussion of the potential anti-takeover effects of the Reverse Split.

Federal Income Tax Consequences of the Reverse Split

The combination of 114.59 shares of pre-Reverse Split Common Stock into one share of post-Reverse Split Common Stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the pre-Reverse Split Common Stock will be transferred to the post-Reverse Split Common Stock.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Split may not be the same for all stockholders. Stockholders should consult their own tax advisors to know their individual Federal, state, local and foreign tax consequences.

4. No Restrictions on Business Combinations with Interested Stockholders or Control Share Acquisitions

The Restated Articles unanimously approved by our Board of Directors and the Majority Stockholders also amend our current Articles of Incorporation to state that the Company elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, regulating business combinations with interested stockholders, and Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, restricting certain acquisitions of a controlling interest in a corporation, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.

The “business combination” provisions of Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes (referred to herein as the “Business Combinations Statute”) generally prohibits a Nevada corporation with at least 200 stockholders from engaging in various “combination” transactions with any interested stockholder:

  for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the transaction is approved by the board of directors prior to the date the interested stockholder obtained such status; or

  after the expiration of the three-year period, unless:

  the transaction is approved by the board of directors or a majority of the voting power held by disinterested stockholders, or if the consideration to be paid by the interested stockholder is at least equal to the highest of: (a) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which it became an interested stockholder, whichever is higher, (b) the market value per share of common stock on the date of announcement of the combination and the date the interested stockholder acquired the shares, whichever is higher, or (c) for holders of preferred stock, the highest liquidation value of the preferred stock, if it is higher.

A “combination” is defined to include mergers or consolidations or any sale, lease exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, with an “interested stockholder” having: (a) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation, (b) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation, or (c) 10% or more of the earning power or net income of the corporation. In general, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years, did own) 10% or more of a corporation’s voting stock.

Although we do not believe that we are currently subject to the Business Combinations Statute since we only have approximately 68 stockholders of record as of the date of this Information Statement, there can be no assurance that in the future this statute will not apply to us. Should we become subject to the Business Combinations Statute, it could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire our Company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price. As such, the application of the Business Combinations Statute may limit the ability of our stockholders to approve a transaction that they may deem to be in their interests. Our Board of Directors has determined that, should we become subject to the Business Combinations Statute, it would place unnecessary burdens on the Company in connection with the completion of beneficial business transactions with interested stockholders, and has therefore decided to amend our Articles of Incorporation to specifically forego the provisions of the Business Combinations Statue.

Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes (referred to herein as the “Control Share Statue”) apply only to Nevada corporations with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or indirectly in Nevada.

The Control Share Statute prohibits an acquiror, under certain circumstances, from voting its shares of a target corporation’s stock after crossing certain ownership threshold percentages, unless the acquiror obtains approval of the target corporation’s disinterested stockholders. The Control Share Statute specifies three thresholds: one-fifth or more but less than one-third, one-third but less than a majority, and a majority or more, of the outstanding voting power. Once an acquiror crosses one of the above thresholds, those shares in an offer or acquisition and acquired within 90 days thereof become “control shares” and such control shares are deprived of the right to vote until disinterested stockholders restore the right. The Control Share Statute also provides that if control shares are accorded full voting rights and the acquiring person has acquired a majority or more of all voting power, all other stockholders who do not vote in favor of authorizing voting rights to the control shares are entitled to demand payment for the fair value of their shares in accordance with statutory procedures established for dissenters’ rights.

As of the date of this Information Statement, we only have approximately 68 stockholders of record, so we are therefore not subject to the Control Share Statute, although there can be no assurance that in the future this statute will not apply to us. Our Board of Directors has determined that, should we become subject to the Control Share Statute, it would place unnecessary burdens on the Company in connection with the completion of third party financings, and has thus decided to amend our Articles of Incorporation to specifically forego the provisions of the Control Share Statue.

Potential Anti-takeover Effects of Restated Articles

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. The increase in our authorized Common Stock and Reverse Split could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. However, the increase of our authorized Common Stock and the Reverse Split have been effected for the primary purpose of facilitating the Share Exchange Transaction and the Financing Transactions, as well as to provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, the increase in our authorized Common Stock and the Reverse Split proposals are not being undertaken in response to any effort of which our Board of Directors is aware to accumulate shares of our Common Stock or obtain control of the Company.

In addition, please see “No Restrictions on Business Combinations with Interested Stockholders or Control Share Acquisitions” above for certain anti-takeover effects of our election not to be governed by the Business Combinations Statute and the Control Share Statute.

Other than these proposals, our Board of Directors does not currently contemplate the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, we currently have no plans or proposals to adopt other provisions or enter into other arrangements that many have anti-takeover ramifications.

Other provisions of our Articles of Incorporation and Bylaws may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing our Board of Directors and management. Our Articles of Incorporation provide that our Board of Directors may issue, without further stockholder approval, up to 1,000,000 shares of Preferred Stock, par value $0.001 per share, in one or more classes or series within a class. Any Preferred Stock issued in the future may rank senior to our Common Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both. In addition, any such shares of Preferred Stock may have class or series voting rights. The issuance of Preferred Stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of our outstanding voting stock. According to our Bylaws and Articles of Incorporation, neither the holders of our Common Stock nor the holders of our Preferred Stock have cumulative voting rights in the election of our directors. The combination of the present ownership by a few stockholders of a significant portion of our issued and outstanding Common Stock and lack of cumulative voting makes it more difficult for other stockholders to replace our Board of Directors or for a third party to obtain control of our Company by replacing our Board of Directors.

DISSENTER’S RIGHTS

Under Nevada law, holders of our Common Stock are not entitled to dissenter’s rights of appraisal with respect to our proposed amendment and restatement of our Restated Articles of Incorporation and the adoption of the Restated Articles.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our equity securities before and after the closing of the transactions contemplated by the Share Exchange Transaction, which occurred on December 23, 2008, by:

  each security holder known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding securities prior to and after the closing of the Share Exchange Transaction;

  each director prior to and after the closing of the Share Exchange Transaction;

  each of the named executive officers of the Company listed in the table under the caption “Executive Compensation” prior to and after the closing of the Share Exchange Transaction;

  all current directors and executive officers as a group prior to and after the closing of the Share Exchange Transaction; and

  all directors and executive officers as a group prior to and after the closing of the Share Exchange Transaction.

Unless otherwise specified, the address of each of the persons set forth below is in care of YzApp International Inc., 7/F Jinhua Mansion, 41 Hanguang Street, Nangang District, Harbin, 150080, People’s Republic of China.

	Before Closing of Share Exchange Transaction				After Closing of Share Exchange Transaction

	Number and		%	%	Number and		%	%
	Title of Shares	%	Series A	Total	Title of Shares	%	Series A	Total
Name and Address of	Beneficially	Common	Preferred	Capital	Beneficially	Common	Preferred	Capital
Beneficial Owner	Owned(1)	Stock(2)	Stock(3)	Stock(4)	Owned(1)	Stock(2)	Stock(3)	Stock(4)
Officers and Directors
Eugene M. Weiss(5)	18,022	*	*	*	18,022	*	*	*
4 East 89th Street	(Common Stock)				(Common Stock)
New York, NY 10128

Lianyun Han	0	*	*	*	0	*	*	*

Xianfeng Han	0	*	*	*	0	*	*	*

John Jing Zhang(6)	0				31,196(7)	*	4.28%	4.25%
					(Preferred
					Stock)

Chunming Zhang(6)	0	*

Nana Jiang(6)	0	*

Xi Zhu(6)	0	*

All officers and directors as a	18,022	*	*	*	18,022	*	4.28%	4.25%
group	(Common Stock)				(Common Stock)
					and 31,196
					(Preferred Stock)
5% Security Holders
Allied China Investments, LLC	5,878,894	50.1%	*	50.1%	5,878,894	50.1%	2.5%	2.8%
570 Lexington Avenue	(Common Stock)				(Common Stock)
New York, New York 10022					and
					17,962
					(Preferred Stock)

William J. McCluskey(8)	5,878,894	50.1%	*	50.1%	5,878,894	50.1%	2.5%	2.8%
570 Lexington Avenue	(Common Stock)				(Common Stock)
New York, New York 10022					and
					17,962
					(Preferred Stock)

New Zealand WAYNE’s	0	*	*	*	512,861	*	70.5%	69.9%
Investment Holdings Co., Ltd.
4/F, Yushan Plaza
No.51 Yushan Road
Harbin, China 150090

	Before Closing of Share Exchange Transaction				After Closing of Share Exchange Transaction

	Number and		%	%	Number and		%	%
	Title of Shares	%	Series A	Total	Title of Shares	%	Series A	Total
Name and Address of	Beneficially	Common	Preferred	Capital	Beneficially	Common	Preferred	Capital
Beneficial Owner	Owned(1)	Stock(2)	Stock(3)	Stock(4)	Owned(1)	Stock(2)	Stock(3)	Stock(4)

Jinbo Cao(9)	0	*	*	*	512,861	*	70.5%	69.9%
4/F, Yushan Plaza
No.51 Yushan Road
Harbin, China 150090

* Less than 1%

(1)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of the Company’s stock. For each Beneficial Owner above, any options exercisable within 60 days have been included in the denominator.

(2)	Based on 11,746,041 shares of common stock issued and outstanding as of December 22, 2008 and as of February 20, 2009.

(3)

No shares of Series A Preferred Stock were issued and outstanding as of December 22, 2008 and 727,520 shares of Series A Preferred Stock were issued and outstanding as of February 20, 2009. Shares of Series A Preferred Stock will be, upon the occurrence of certain events, convertible into shares of Common Stock on the basis of one share of Series A Preferred Stock for 2,000 shares of Common Stock, which will be adjusted to a conversion ratio of one share of, Series A Preferred Stock for 17.45 shares of Common Stock upon the effectiveness of a planned 1-for-114.59 reverse split of our outstanding Common Stock. All shares of Series A Preferred Stock will be automatically converted into Common Stock upon the effectiveness of such reverse stock split. Holders of Series A Preferred Stock vote with the holders of Common Stock on all matters on an as-converted to Common Stock basis.

(4)

Percentage of Total Capital Stock represents total ownership with respect to all shares of our Common Stock and Series A Preferred Stock, as a single class and on an as-converted to Common Stock basis.

(5)	Eugene M. Weiss resigned as our director effective January 12, 2009.

(6)	Became a director of the Company on January 12, 2009.

(7)	Including 7,334 shares of Series A Preferred Stock held by his spouse.

(8)

Includes 5,878,894 shares of Common Stock and 17,962 shares of Series A Preferred Stock held by Allied China Investments, LLC. Mr. McCluskey is the managing member of Allied China Investments, LLC and has sole voting and dispositive power over the shares held by Allied China Investments, LLC.

(9)

Includes 512,861 shares of Series A Preferred Stock held by New Zealand WAYNE’s Investment Holdings Co., Ltd. Jinbo Cao is the sole shareholder of New Zealand WAYNE’s Investment Holdings Co., Ltd. and Mr. Cao disclaims his beneficial ownership in these shares.

SHARE EXCHANGE TRANSACTION AND ACQUISITION OF NEW RESOURCES

On December 23, 2008, the Company entered into a share exchange agreement (the “Share Exchange Agreement”), with New Resources, along with the subsidiaries of New Resources, including Heilongjiang Shuaiyi New Energy Development Co., Ltd., Daqing Shuaiyi Biotech Co., Ltd. (“Daqing Shuaiyi”) and Harbin Shuaiyi Green & Specialty Food Trading LLC (“Harbin Shuaiyi”), and the Shareholder. Pursuant to the Share Exchange Agreement, the Shareholder transferred all of the shares of the capital stock of New Resources held by it, constituting all of the issued and outstanding stock of New Resources, in exchange for 689,390 newly issued shares of our Series A Preferred Stock, that constituted approximately 94% of our issued and outstanding capital stock on a fully-diluted basis as of and immediately after the consummation of the Share Exchange Transaction and the Financing Transactions.

Summary

The following summary highlights the material terms of the Share Exchange Transaction and may not contain all of the information that is important to you. A more detailed discussion of the Share Exchange Transaction follows this summary in this Information Statement. We urge you to read this Information Statement in its entirety.

  Pursuant to the Share Exchange Agreement, the Company acquired 50,000 ordinary shares of New Resources from the Shareholder, constituting all of the issued and outstanding capital stock of New Resources;

  As a consideration, the Company issued to the Shareholder 689,390 shares of Series A Preferred Stock, constituting approximately 94% of our issued and outstanding capital stock on a fully-diluted basis as of and immediately after the consummation of the Share Exchange Transaction and the Financing Transactions.

Contact Information

The Company is currently located at 7/F Jinhua Mansion, 41 Hanguang Street, Nangang District, Harbin, 150080, People’s Republic of China. The Company’s phone number is (86) 451-82287746.

New Resources’ principal executive office is also located at 7/F Jinhua Mansion, 41 Hanguang Street, Nangang District, Harbin, 150080, People’s Republic of China. New Resources’ phone number is (86) 451-82287746.

Business Conducted

Prior to the Share Exchange Transaction, the Company was a blank check company and did not engage in active business operations other than its search for, and evaluation of, potential business opportunities for acquisition or participation.

Incorporated in the BVI, New Resources is a holding company that operates through its wholly owned operating subsidiaries in China. Through its Chinese subsidiaries, New Resources develops, processes, markets and distributes a variety of agricultural and nutraceutical products consisting of dry Chinese Caterpillar Fungus, organic and specialty food products and silage fodder.

Terms of the Transaction

A brief description of the transaction

Pursuant to the Share Exchange Agreement, the Company issued 689,390 shares of Series A Preferred Stock to the Shareholder in exchange for 50,000 ordinary shares of New Resources held by the Shareholder, constituting all of the issued and outstanding capital stock of New Resources. As a result, the Shareholder acquired approximately 94% of the Company’s issued and outstanding capital stock on a fully-diluted basis as of and immediately after the consummation of the Share Exchange Transaction and the Financing Transactions. Accordingly, the Shareholder became the Company’s controlling stockholder and New Resources became the Company’s wholly-owned direct subsidiary. Upon the closing of the Share Exchange Transaction on December 23, 2008, the sole director and officer of the Company, Eugene M. Weiss, resigned from all offices that he held effective immediately and from his position as the Company’s director that became effective on January 12, 2009. Meanwhile, the Board of Directors increased the size of the Board of Directors to five (5) and appointed Lianyun Han, Nana Jiang, Chunming Zhang, John Jing Zhang and Xi Zhu as directors of the Company. In addition, Lianyun Han was appointed as the Company’s Chief Executive Officer and President and Xianfeng Han was appointed as the Chief Financial Officer and Treasurer.

The Consideration Offered to Security Holders

The security holders of the Company received no consideration as a result of the Share Exchange Transaction.

The Reasons for Engaging in the Transaction

The Company was originally incorporated in the State of Nevada on December 22, 2002. Following the incorporation, the Company was engaged in the business of developing software which allowed it to act as an application service provider acting as a conduit between retailers and financial institutions. Because this business was not successful, the Company was focused on the identification of suitable businesses with which to enter into a business opportunity or business combination until December 23, 2008, when it completed its reverse acquisition of New Resources. As a result of its reverse acquisition of New Resources, the Company is no longer a shell company and active business operations were revived. Through its indirectly owned operating subsidiaries in China, the Company is engaged in the business of developing, processing, marketing and distributing a variety of agricultural and nutraceutical products consisting of dry Chinese Caterpillar Fungus, organic and specialty food products and silage fodder.

Approval of the Share Exchange Transaction

The Share Exchange Transaction was approved by the Board of Directors on December 22, 2008.

Explanation of Any Material Differences in the Rights of Security Holders as a Result of the Transaction, if Material

There are no material differences in the rights of the stockholders of the Company as a result of the Share Exchange Transaction.

Brief statement as to the Accounting Treatment of the Share Exchange Transaction, if Material

The Share Exchange Transaction will be accounted for as a reverse acquisition whereby YzApp International Inc. (the legal acquirer) is considered the accounting acquiree and New Resources (the legal acquiree) is considered the accounting acquirer. The consolidated financial statements of the combined entity will be in substance those of the New Resources’, with the assets and liabilities, and revenues and expenses, of YzApp International Inc. being included effective from the date of consummation of the Share Exchange Transaction. YzApp International Inc. will be deemed to be a continuation of the New Resources’ business conducted through Heilongjiang Shuaiyi New Energy Development Co., Ltd. The outstanding capital stock of YzApp International Inc. prior to the Share Exchange Transaction will be accounted for at their net book value with no goodwill being recognized.

U.S. Federal Income Tax Consequences of the Share Exchange Transaction, if Material

The federal income tax consequences of the Share Exchange Transaction are not material.

Regulatory Approvals

No United States federal or state regulatory requirements must be complied with or approvals obtained as a condition of the Share Exchange Transaction.

Reports, Opinions, Appraisals

No reports, opinions (other than an opinion of counsel) or appraisals materially relating to the Share Exchange Transaction have been received from an outside party or are referred to in the Information Statement.

Past Contacts, Transactions or Negotiations

Not Applicable.

INFORMATION OF THE COMPANY

Corporate History

The Company was originally incorporated in the State of Nevada on December 22, 2002. On October 15, 2003, the Company acquired all the outstanding common stock of YzApp Solutions Inc., a company under common control. The Company sold its ownership in YzApp Solutions Inc. on December 3, 2008. Following the incorporation, the Company engaged in the business of developing software which allowed it to act as an application service provider acting as a conduit between retailers and financial institutions. Because this business was not successful, the Company was focused on the identification of suitable businesses with which to enter into a business opportunity or business combination until December 23, 2008, when it completed its reverse acquisition of New Resources.

As a result of its reverse acquisition of New Resources, the Company is no longer a shell company and active business operations were revived. As disclosed above, the Company plans to amend its Articles of Incorporation to change its name to “Shuaiyi International New Resources Development Inc.” to reflect its current business.

Background and History of New Resources and Heilongjiang Shuaiyi

New Resources is a holding company, which was incorporated in the BVI under the BVI Business Company Act on March 13, 2008. New Resources was wholly-owned by the Shareholder, a BVI company, before the Company acquired New Resources on December 23, 2008.

Heilongjiang Shuaiyi was established on July 11, 2006 under the laws of the PRC. Heilongjiang Shuaiyi has two wholly-owned subsidiaries, Daqing Shuaiyi and Harbin Shuaiyi. On July 28, 2008, the nine original shareholders of Heilongjiang Shuaiyi, or the Founders, including the Company’s chairperson and chief executive officer, Lianyun Han, entered into an equity transfer agreement with New Resources, pursuant to which the Founders transferred all of their equity interests in Heilongjiang Shuaiyi to New Resources for a purchase price of RMB 60 million (approximately $8.8 million). On November 24, 2008, Heilongjiang Shuaiyi obtained the Certificate of Approval for Establishment of Enterprises of Foreign Investment issued by Heilongjiang Provincial Government and a new business license was issued to Heilongjiang Shuaiyi on December 1, 2008.

On September 12, 2008, the Shareholder entered into separate earn-in agreements, or the Earn-In Agreements, with the Founders of Heilongjiang Shuaiyi. Pursuant to the Earn-In Agreements, each Founder has an option to purchase shares of the Shareholder’s ordinary shares at a purchase price of $0.01 per share (the par value of the Shareholder’s ordinary shares), provided that the aggregate price with respect to the shares eligible to be purchased relating to the satisfaction of condition (4) below is the sum of $0.01 per share, multiplied the number of such shares, plus $1,000, upon the satisfaction of each of the following conditions: (1) six months have expired since the date of the Share Exchange Agreement, provided that on or before that date, the Founder and Heilongjiang Shuaiyi have entered into a binding employment agreement and the Founder is employed by Heilongjiang Shuaiyi pursuant to that agreement on such date; (2) the SEC has declared a registration statement filed by the Company under the Securities Act effective, or investors who purchased common stock from the Company pursuant to a securities purchase agreement being able to sell their common stock under Rule 144; (3) Heilongjiang Shuaiyi and its subsidiaries have achieved not less than $1,560,000 in after-tax net income, as determined under United States generally accepted accounting principals, or US GAAP, for the six months ended June 2009; and (4) Heilongjiang Shuaiyi has achieved not less than $3,900,000 in pre-tax profits, as determined under US GAAP for the fiscal year ending 2009. Notwithstanding the foregoing, for purposes of determining whether or not the financial thresholds described above have been achieved, the purchase of the shares by the Founder or any other person designated by the Founder shall not be deemed to be an expense, charge, or other deduction from revenues of the Company even though US GAAP may require contrary treatment. On February 12, 2009, each Founder and the Shareholder entered into the First Amendment to the Earn-In Agreement, or the First Amendment, to amend the definition of the first condition. As a result, pursuant to the First Amendment, in order to satisfy the first condition for each Founder, only Ms. Lianyun Han needs to enter into a binding employment agreement with Heilongjiang Shuiayi within six months after the dated of the Share Exchange Agreement.

Each Founder may to purchase 25% of the total number of shares that he or she is eligible to purchase under his or her Earn-In Agreement, as amended, upon the satisfaction of each condition described above. The aggregate number of shares eligible for purchase by all of the Founders under the Earn-In Agreements is 100,000. Therefore, upon purchase of the above shares by the Founders, the total number of outstanding shares of the Shareholder will be 100,001 and the Founders will be the controlling shareholders of the Shareholder.

Acquisition of New Resources

On December 23, 2008, we completed a reverse acquisition transaction of New Resources whereby we issued to the Shareholder 689,390 shares of our Series A Preferred Stock, constituting approximately 94% of our issued and outstanding capital stock on a fully-diluted basis, in exchange for all of the issued and outstanding capital stock of New Resources. New Resources thereby became our wholly owned subsidiary and the Shareholder became our controlling stockholder.

Immediately following closing of the reverse acquisition of New Resources, the Shareholder transferred 176,529 of the 689,390 shares issued to it under the share exchange to 14 individuals and entities, pursuant to a securities allocation agreement that the Shareholder entered into with these people on December 23, 2008. Among them, ten individuals and entities received 91,088 shares from the Shareholder for providing consulting services to New Resources and its subsidiaries in assisting them to consummate the share exchange transaction contemplated by the Share Exchange Agreement prior to December 23, 2008. The remaining 85,441 shares were gifted from the Shareholder to four individuals and entities who did not provide services to New Resources or its subsidiaries.

Upon the closing of the reverse acquisition, Eugene M. Weiss, our sole director and officer, submitted a resignation letter pursuant to which he resigned from all offices that he held effective immediately and from his position as our director that became on January 12, 2009. Lianyun Han was appointed to our board of directors effective as of the closing of the reverse acquisition on December 23, 2008. In addition, our board of directors on December 23, 2008 increased the size of our board of directors to five (5) and appointed Nana Jiang, Chunming Zhang, John Jing Zhang and Xi Zhu to fill the vacancies created by such increase, which appointments became effective upon the effectiveness of the resignation of Mr. Weiss on January 12, 2009. In addition, our executive officers were replaced by the New Resources executive officers upon the closing of the reverse acquisition as indicated in more detail below.

For accounting purposes, the share exchange transaction was treated as a reverse acquisition with New Resources as the acquiror and the Company as the acquired party. Unless the context suggests otherwise, when we refer in this Information Statement to business and financial information for periods prior to the consummation of the reverse acquisition, we are referring to the business and financial information of our subsidiary Heilongjiang Shuaiyi because Heilongjiang Shuaiyi currently conducts all our business operations.

Corporate Structure

The Company currently owns all of the issued and outstanding capital stock of New Resources, a BVI company, which in turn owns 100% of the outstanding capital stock of Heilongjiang Shuaiyi, a PRC company. Heilongjiang Shuaiyi has two wholly-owned PRC companies, Daqing Shuaiyi and Harbin Shuaiyi.

The following chart reflects our organizational structure as of the date of this Information Statement.

Business of the Company

We are a holding company that operates through our indirectly owned subsidiary Heilongjiang Shuaiyi, a leading dry Chinese Caterpillar Fungus grower and producer in China. We specialize in developing, processing, marketing and distributing a variety of agricultural and nutraceutical products consisting of dry Chinese Caterpillar Fungus, organic and specialty food products and silage fodder. In addition, we plan to produce and market other products developed from Cordyceps Militaris within the coming months and years, including Cordycepin and Corn Series Beverage as indicated in more detail below.

Our primary product is dry Chinese Caterpillar Fungus, which is developed from Cordyceps Militaris. Cordyceps Militaris is a species of parasitic fungus that is typically found in north-eastern mountainous China. It is a precious ingredient in traditional Chinese medicine, as Cordyceps Militaris is widely believed in China to offer high medical and health benefits by nourishing the yin, boosting the yang, and invigorating the meridians of the lungs and kidneys. According to Georges Halpern’s Healing Mushrooms, certain research has shown that Cordyceps Militaris may boost our immune system, and can be used as a supplement for the purposes of combating certain effects of fatigue and aging, as well as reducing blood pressure, the occurrences of certain tumors, and combating arteriosclerosis and certain gastrointestinal disorders. In addition, Cordyceps Militaris has significantly high economic values. According to Halpern, wild Cordyceps Militaris can cost as much as $10,000 per kilogram. Due to the extremely sensitive growing conditions of Cordyceps Militaris, it is very difficult to grow the plant in a man-made environment. Through several years of laboratory tests, we developed the technology to commercially grow and produce Cordyceps Militaris in 2006. We generated approximately 68.7% of our revenues from dry Chinese Caterpillar Fungus during the first nine months of 2008. We believe that we own 19% of the world wide market share in the cultivated Chinese Caterpillar Fungus industry. We plan to continue to focus on dry Chinese Caterpillar Fungus, which is our fastest growing product line with the greatest market demand and a significantly high profit margin.

We also sell organic and specialty food products through our subsidiary, Harbin Shuaiyi, which was formed in 2001. After years of development, we believe that we have become the largest wholesale distributor of organic and specialty food in Heilongjiang Province, China.

Our Industry

The nutraceutical industry is currently made up of many small- and medium-sized companies that manufacture and distribute products generally intended to, or marketed for the purpose of maintaining, and sometimes improving, health and general well being. According to China Enterprises Association, there are currently over 3,000 manufacturers of nutraceutical products in China, with an annual production value of over $6.25 billion. Of these manufacturers, large enterprises with registered capital of over $12.5 million only account for 1.45%; medium-sized enterprises with registered capital under $12.5 million, but over $6.25 million, make up 38%; and workshop-style enterprises with registered capital below $12,500 make up 12.5% of the total number of manufacturers.

Widespread economic development in China has not only increased the disposable income of Chinese consumers, it has also lead to an increase in consumer awareness of the risks of dietary imbalances and the importance of maintaining appropriate levels of vitamins and minerals in the human body. Along with a growing middle class, all of these facts have rapidly increased China’s 480 million urban consumers’ demand for nutraceutical products. According to China Personal Health & Supplemental Industry Survey 2005, the sales of nutraceutical products in China are expected to reach RMB 70 billion (approximately $8.75 billion) in 2009, with a compounded annual growth rate of 15.24% . We believe that the next era of nutrition will focus on naturally occurring properties provided from plants, fruits, and vegetables, which support good health.

Because of the rarity and high prices of the wild collected variety, attempts have long been made to cultivate Cordyceps Militaris. By the mid-1980s, the majority of Cordyceps Militaris available in the worldwide marketplace were artificially cultivated. Because of the development of modern biotechnology-based cultivation methods, the availability of this previously rare health supplement has greatly increased in the last 20 years. The demand for Cordyceps Militaris has also compounded exponentially, in this same time frame, partly because of the opening of China to trade with the West in the 1970s, exposing many more people around the world to the concepts and practices of traditional Chinese medicine. As Cordyceps Militaris has always been highly revered in traditional Chinese medicine, we believe that with increased exposure to traditional Chinese medicine, the demand for this plant has also increased. Such an increase has lead to overharvesting of the wild stocks and a subsequent shortage of wild collected varieties of Cordyceps Militaris.

International markets for Cordyceps Militaris are mainly in the United States, Canada, Japan, Korea, Hong Kong and Southeast Asia. The European and Australian markets are also emerging. According to Market Survey of Cordyceps Militaris 2008, published by China Market Monitoring Center in 2008, the current international market demand for Cordyceps Militaris is about 1,000 tons a year, while the Chinese domestic market demand is about 500 tons a year with an annual growth rate of over 13%. With about 50 Cordyceps Militaris manufacturers in China having an aggregate production capacity of only 250 tons a year, there is a big gap between supply and demand and therefore a great potential for our dry Chinese Caterpillar Fungus Cordyceps market.

Our Competitive Strengths

We believe that our success to date and potential for future growth can be attributed to a combination of our strengths, including the following:

  High-end niche products. We sell organic and specialty food products and dry Chinese Caterpillar Fungus products that the followers of traditional Chinese medicine believe have high nutrient concentration, potential health benefits and high value. Our products are positioned in the high-end market as premium healthy food and are distinguished from the common nutraceutical products in the market.

  Leading market position and significantly high margin. We believe we have established ourselves as a dominant player in China’s Chinese Caterpillar Fungus industry. We believe that we currently own approximately 19% of world market of Chinese Caterpillar Fungus. By successfully commercializing our Cordyceps Militaris planting technology, we believe that we have achieved economies of scale and accordingly significantly high margin that no other material competitor can match in the near future.

  Leading-edge R&D team. Our research and development team has a strong and extensive technology background and has been an early participant in the Chinese Caterpillar Fungus market. Currently we have 21 technicians in our R&D department. The head of our research and development team, Mr. Lichen Wang, was the lead expert in the field of edible fungus in China. Mr. Wang graduated with a Bachelor’s degree in edible fungus and has served as the deputy director of several research institutes of edible fungus in Northeast China.

  Experienced management team with a strong track record. Our management team has extensive operating experience and industry knowledge. Lianyuan Han, our founder and chief executive officer, has more than 10 years experience in operational management and business development. Xianfeng Han, our chief financial officer, has auditing, accounting and financial management experience in U.S. public companies. We believe that our management team’s experience and capabilities have contributed greatly to our significant growth in the past three years.

Our Growth Strategy

As a leading neutraceutical producer in China, we believe we are well positioned to capitalize on future industry growth in China. We are dedicated to providing healthy and high nutritional products to our consumers. We will implement the following strategic plans to take advantage of industry opportunities and our competitive strengths:

  Focus on brand development. With intense price competition among many similar or identical products in the industry, we believe that building brand awareness is the primary means to generate and sustain profitable growth in the future. We believe that developing close cooperative relationships with research centers of well-known universities in China and globally is key to building brand equity. We also market our products through an integrated marketing program that includes advertising in relevant media outlets, attending trade shows such as Harbin International Fair for Trade and Economic Corporation and Beijing Agriculture Exposition and offering seminars and lectures to local communities regarding the products and their heath benefits.

  Introducing new products. We constantly evaluate our products and seek to adapt to changing market conditions by updating our products to reflect new trends in consumer preferences. We endeavor to expand our market presence by introducing additional competitive neutraceutical products to our product offerings. Our new products under development include Cordycepin and Corn Series Beverage.

  Increase production capacity. Our existing production lines of dry Chinese Caterpillar Fungus have been running at close to full capacity while the market demand for our existing products continues to increase. We plan to develop an additional 4.1 million square meters to grow Cordyceps Militaris with a designed annual production capacity of 65 tons by the end of 2010. We also own 75 buildings in our company compound and only 10 of them are currently used to plant Cordyceps Militaris. We plan to use more buildings to plant Cordyceps Militaris. We expect that our production capacity will reach 60 tons by the end of 2009 and 65 tons by the end of 2010.

  Further expand our distribution network to increase the prevalence of our products nationwide. Our current sales depend heavily on the sales of our large-pack products to pharmaceutical companies. To support our rapid growth in sales, we plan to further expand our distribution network by selling our small-pack products through drug stores, supermarkets and franchise stores. We have one-year contracts with our major distributors which normally extend for one more year by the end of the contracts. We maintain constant communications with these distributors to keep us informed regarding consumer preferences and market trends in order to develop new products. We also organize monthly product promotion meetings with the distributors to increase the sales of small package products.

  Technology innovation. We believe that the development of new technology is critical to our success. We will continuously improve the quality of our existing and future products through new technologies. We expect to maintain our long-term partnership with Chinese universities and research institutes in order to develop new technologies.

Our Products and Production Process

Dry Chinese Caterpillar Fungus

Our primary product is dry Chinese Caterpillar Fungus, which is developed from Cordyceps Militaris. Cordyceps Militaris is a species of parasitic fungus that is typically found in the north-eastern mountainous regions of China. As a precious ingredient in traditional Chinese medicine, Cordyceps Militaris is widely believed in China to offer high medical and health benefits by nourishing the yin, boosting the yang, and invigorating the meridians of the lungs and kidneys. Due to the extremely sensitive growing conditions of Cordyceps Militaris, it is very difficult to grow the plants in man-made environments. Through several years laboratory tests, we developed the technology to commercially grow and produce Cordyceps Militaris in 2006. Our production process primarily includes planting, purifying and packaging.

Our present production capacity of dry Chinese Caterpillar Fungus is approximately 45 tons annually. We generated 68.7% of our revenues from dry Chinese Caterpillar Fungus during the nine months ended September 30, 2008. We believe that we own approximately 19% worldwide market share in the entire cultivated Chinese Caterpillar Fungus industry. We plan to continue to focus on dry Chinese Caterpillar Fungus, which is our fastest growing product with the greatest market demand and a significantly high profit margin. To achieve this end, we plan to build a new plant with a designed annual production capacity of 65 tons by the end of 2010.

Organic and Specialty Food

Growth in domestic demand for organic products has been driven by rising incomes in China. Through our indirect subsidiary, Harbin Shuayi, we act as either a sales agent or a distributor to market and sell organic and specialty food products supplied by third-party producers. These products mainly include Northeast Peculiar Rice. Northeast Peculiar Rice is grown in accordance with organic product standards established by the Chinese Ministry of Agriculture. To qualify as “organic,” food must be produced in an environment which relies upon natural resources, without the use of conventional pesticides, artificial fertilizers, in an appropriate ecological environment, and must undergo a series of scientific and technological quality control processes. Our Northeast Peculiar Rice is rich in protein, fiber fats, amino acids and calcium, iron, zinc, Selenium and other elements and vitamins. After years of development, we have become the largest wholesale distributor of organic and specialty food in Heilongjiang Province, China.

Silage Fodder

Silage is a high-moisture fodder that is used for livestock feed. Using corn, fava beans and sunflowers as its ingredients, silage fodder is rich in organic acid, proteins, variety of vitamins and minerals. It is widely believed to enhance livestock’s digestive function and nutrition balance. Daqing Shuaiyi produces and sells this product.

Neither organic and specialty foods nor silage fodder are our principal products. Together they accounted for approximately 31.3% of our total revenue during the nine months ended September 30, 2008. Since the gross margin of dry Chinese Caterpillar Fungus is significantly higher than that of other products we currently sell, we believe we can generate more profits by focusing on our primary high-end Chinese Caterpillar Fungus products. Therefore, we do not plan to expand our business related to these two products.

New products under development

We plan to further diversify our Cordyceps Militaris based product mix to cater to different customer tastes and preferences. Currently, we have the following two products under development.

  Cordycepin. Cordycepin is the major bioactive compound of Cordyceps Militaris. Cordycepin has been used as raw materials in various nutraceutical products, cosmetics and drugs worldwide. According to Georges Halpern’s Healing Mushrooms, Cordycepin is medicinally used to treat bacterial infections such as tuberculosis and leprosy as well as possibly inhibiting HIV replication. We expect to begin manufacturing and selling Cordycepin products by the end of 2010.

  Corn Series Beverage. This convenient and delicious Chinese traditional healthcare cereal beverage has various nutritional ingredients of Cordyceps Militaris, including Cordycepin and polysaccharides. We expect to begin manufacturing and selling this product by the end of 2009.

Our Properties

All land in China is owned by the State or collectives. Individuals and companies are permitted to acquire land use rights for general or specific purposes. In the case when land is used for industrial purposes, the land use rights are granted for a period of 50 years. The rights may be renewed at the expiration of the initial and any subsequent terms according to the relevant Chinese laws. Granted land use rights are transferable and may be used as security for borrowings and other obligations.

Our primary production facility is located in Daqing, Heilongjiang province, which started production in 2006. The facility consists of nine factory buildings and is located on a 410,000 square meter tract where we have leased the land use rights for twenty years.

We currently own and operate one main production line and eight supplemental production lines of Chinese Caterpillar Fungus with an aggregate processing capacity of 45 tons annually. We also have one production line to produce our silage fodder products, which have an aggregate production capacity of 9,000 tons annually.

To meet the expected growth of our business and to broaden our product portfolio, we plan to add additional eight factory buildings to produce Cordyceps Militaris with a designed annual production capacity of 65 tons by the end of 2010.

Our subsidiary Harbin Shuaiyi entered into a premise lease agreement with a PRC individual, Liye Qian, on December 28, 2005, pursuant to which Harbin Shuaiyi leased the premise located at 2nd Floor, 2nd Building, No. 41 Xiangdian Street, Xiangfang District, Harbin with the construction area of 2,400 square meters. The lease term is from January 1, 2006 to December 31, 2010. Harbin Shuaiyi uses the facility as an exhibit center for our more than 800 green foods. We pay a monthly rent of RMB 13,000 (approximately $1,625) for using this facility.

On April 23, 2008, Harbin Shuaiyi entered into another premise lease agreement with Harbin Jinhua Keji Qiye Fuhuaqi Co., Ltd., pursuant to which Harbin Shuaiyi leased the premise located on Room 739, Floor 7th, No. 41 Hanguang Street, Nangang District for office use. The lease term is from May 10, 2008 to May 10, 2010. We pay a monthly rent of RMB 1,417 (approximately $208) for using this facility.

Marketing and Sales

Currently, we have 115 experienced marketing personnel who are responsible for market research, promotion and advertisement. We strengthen our market presence by employing various types of marketing strategies. We participate in trade shows such as Harbin International Fair for Trade and Economic Cooperation and Beijing Agriculture Exposition and offer seminars and lectures to local communities regarding the health benefits of our products. These activities help to promote our reputation and name recognition in the industry.

Our sales depend heavily on the sales of our large-pack products to pharmaceutical companies. To support our rapid growth in sales, we plan to further expand our distribution network by selling our small-pack products through drug stores, supermarkets and franchise stores.

Raw Materials and Suppliers

Our raw materials primarily consist of carbamide, wheat, glucose, citric acid, bitter salt, peptone, and pupa powder. The price for such material fluctuates depending upon market conditions. However, since we have long-term suppliers and clients, the influence of material price fluctuation is not currently material to the Company.

We have established long-term relationships with our key suppliers. However, we do not have long term supply contracts and we do not exclusively rely on our key suppliers. We have adopted a dual supplier system for raw materials. Therefore, if our primary suppliers cannot supply us with our raw material for any reason, we are able to acquire raw material from another supplier. All of our suppliers must meet our quality standards and delivery requirements consistently in order to remain on our approved supplier list. If deliveries are delayed repeatedly, we terminate the partnership with such supplier.

The flexible sourcing arrangements are designed to ensure the stable supply of raw materials and promote healthy competition among our suppliers. We believe our supplier arrangements encourage our suppliers to provide high quality raw materials timely and efficiently.

Our Major Suppliers in 2007

The following table lists top suppliers of our raw materials in 2007:

			Purchasing value
			in 2007
Rank	Company Name	Unit (Kg)	(in RMB/Yuan)	Location	Material
1	Harbin Zhenfengyuan Bio-	123006.7	676,868.5	Harbin, China	Peptone
	technology Co., Ltd
		14732.44	883,946.4	Harbin, China	Pupa Powder

2	Nehe Laocai Grain Depot.	573100	884,850	Rehe, China	Wheat

3	Harbin Jiancheng Fine Chemical	12668.7	35,472.36	Harbin, China	Glucose
	Plant
		1728.82	31,118.76	Harbin, China	Citric Acid

		1200	4,800	Harbin, China	Bitter salt

4	Heilongjiang Xianfeng Agricultural	609.45	1,560.27	Harbin, China	Carbamide
	Means of Production Market

Our Major Customers

The following table provides information on our major clients in fiscal year 2007.

MAJOR CLIENTS IN 2007

			Sales	Percentage
			(in Millions of	of Total
No.	Name	Description of Client	US Dollars)	Sales
1	Disha Pharmaceutical Co., Ltd.	Pharmaceutical Products	1.01	10.99%
		Producer in China

2	Xi'an Yizhiliu Pharmaceutical	Pharmaceutical Products	0.86	9.36%
	Co., Ltd	Producer in China

3	Beijing Ruichenboji Technology	Trading company in China	0.80	8.70%
	Development Co., Ltd.

4	Hangzhou KangYuanTang	Health Products Producer in	0.77	8.37%
	Ganoderma Lucidum Co., Ltd	China

5	Si Chuan Ai Da Biotech Co. Ltd.	Health Products Producer in	0.75	8.16%
		China

6	Zhejiang Yinlong Trading	Trading company in China	0.72	7.83%
	Company

7	Zhejiang Wanfeng Group	Pharmaceutical Products	0.62	6.75%
	Pharmaceutical Co., Ltd.	Producer in China

8	General Hospital of Shandong	Pharmaceutical Products	0.27	2.94%
	CAPF	Producer in China

9	Shenzhen Makingway bio-tech	Health Products Producer in	0.17	1.84%
	Co., Ltd.	China

Our Competition

Most of our competitors for sales of dry Chinese Caterpillar Fungus products are small-sized local producers and generally have a much lower production capacity. Compared to these competitors, we believe we have a much higher production capacity and more advanced growing and production technology. Our major competitors in China include Heilongjiang Xinyisheng Pharmaceutical Co., Ltd., Liangshan County Ganoderma and Cordyceps Sci-Tech Development Co., Ltd., Jiangsu Xuzhou Kangyuan Cordyceps Biology Co., Ltd., Xuzhou Baofu Cordyceps Co., Ltd. and Jinzhou Cordyceps Militaris Co., Ltd.

Research and Development

Our research and development activities focus on developing new products and new technologies. We currently have 21 employees dedicated to research and development. Since 2003, we have also maintained a close cooperation relationship with China Institute of Science, one of the most prestigious academic institutions of scientific and technological research in China, to improve commercially growing Cordyceps Militaris.

As described below, on April 10, 2006, we spent RMB 30 million (approximately $4.4 million) in acquiring the technologies of Cordyceps MIlitaris cultivation from Mr. Runjiao Wang. In 2006 and 2007, our research and development expenses were insignificant.

Intellectual Property

We currently have the following patents pending approval:

		Patent No. /	Expiration
Patent Name	Patent type	Application No.	Date	Status

Technology of Using Plastic Ware to	Invention	200810064305.3	N/A	Pending
Cultivate Cordyceps Militaris

Planting Cordyceps militaris by the	Invention	200810064705.4	N/A	Pending
method of making liquid spawn.

Formulation of Cordyceps Militaris and	Invention	200810064387.1	N/A	Pending
Green Bean Paste Beverage

Formulation of Cordyceps Militaris and	Invention	200810064389.0	N/A	Pending
Corn Beverage

Formulation of Cordyceps Militaris and	Invention	200810064390.3	N/A	Pending
Millet Beverage

Formulation of Cordyceps Militaris and	Invention	200810064388.6	N/A	Pending
Red Bean Paste Beverage

On April 10, 2006, Daqing Shuaiyi entered into an exclusive licensing agreement with Mr. Runjiao Wang, pursuant to which Mr. Wang agreed to grant Daqing Shuaiyi a exclusive right to use the cultivation technology of Cordyceps Militaries that Mr. Wang developed. According to this licensing agreement, Daqing Shuaiyi is allowed to use this technology exclusively in China for ten years beginning on April 10, 2006. In consideration of the rights granted to Daqing Shuaiyi under this licensing agreement, Daqing Shuaiyi agreed to pay Mr. Wang a license fee in an amount of RMB 30 million (approximately $4.4 million). In addition, Daqing Shuaiyi has the right of first refusal with respect to the cultivation technology when the licensing agreement expires.

We have applied for the trademark of “帅亿东方神”  with the Trademark Office of the State Administration for Industry and Commerce of China. Under Chinese laws, we are allowed to use “帅亿东方神” for the sales and marketing of our products even if our trademark application is still pending. Once our application is approved, the trademark will have a term of ten years and may be continually renewed thereafter.

We rely on trade secret protection and confidentiality agreements to protect our proprietary information and know-how. Our management and each of our research and development personnel have entered into a standard confidentiality agreement, which includes a clause acknowledging that all inventions, designs, trade secrets, works of authorship, developments and other processes generated by them on our behalf are our property, and assigning to us any ownership rights that they may claim in those works. Despite our precautions, it may be possible for third parties to obtain and use, without our consent, intellectual property that we own or are licensed to use. Unauthorized use of our intellectual property by third parties, and the expenses incurred in protecting our intellectual property rights, may adversely affect our business. See “Risk factors—Risks Related to Our Business—Failure to adequately protect our intellectual property rights may undermine our competitive position, and litigation to protect our intellectual property rights may be costly.”

Regulation

Because our operating subsidiaries are located in the PRC, we are regulated by the national and local laws of the PRC. Currently only the general rules of commerce in China are applicable to us.

We are also subject to the PRC’s foreign currency regulations. The PRC government has controlled Renminbi reserves primarily through direct regulation of the conversion of Renminbi into other foreign currencies. Although foreign currencies, which are required for “current account” transactions, can be bought freely at authorized PRC banks, the proper procedural requirements prescribed by PRC law must be met. At the same time, PRC companies are also required to sell their foreign exchange earnings to authorized PRC banks and the purchase of foreign currencies for capital account transactions still requires prior approval of the PRC government.

Our Employees

As of December 31, 2008, we employed a total of 285 full-time employees. The following table sets forth the number of our employees by function as of December 31, 2008.

FUNCTION	NUMBER OF EMPLOYEES
Capital Department	5
Sales Department	115
Production Department	121
R&D Department	21
Financial Department	13
Administrative Office	10
TOTAL	285

Our employees are not represented by a labor organization or covered by a collective bargaining agreement. We have not experienced any work stoppages.

We are required under PRC law to make contributions to the employee benefit plans at specified percentages of the after-tax profit. In addition, we are required by the PRC law to cover employees in China with various types of social insurance. We believe that we are in material compliance with the relevant PRC laws.

Seasonality

The production and sale of our primary product, dry Chinese Caterpillar Fungus, historically have not been subject to seasonal variations. The peak sales season of our silage fodder is between January and March.

Insurance

We do not have any business liability, interruption or litigation insurance coverage for our operations in China. Insurance companies in China offer limited business insurance products. While business interruption insurance is available to a limited extent in China, we have determined that the risks of interruption, cost of such insurance and the difficulties associated with acquiring such insurance on commercially reasonable terms make it impractical for us to have such insurance. Therefore, we are subject to business and product liability exposure. See “Risk Factors – We do not carry any business interruption insurance, third-party liability insurance for our production facilities or insurance that covers the risk of loss of our products in shipment.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Special Note Regarding Forward Looking Statements

This Information Statement contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates”, “believes”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Overview

We are a holding company that operates through our indirectly owned subsidiary Heilongjiang Shuaiyi, a leading dry Chinese Caterpillar Fungus grower and producer in China. We specialize in developing, processing, marketing and distributing a variety of agricultural and nutraceutical products consisting of dry Chinese Caterpillar Fungus, organic and specialty food products and silage fodder. In addition, we plan to produce and market other products developed from Cordyceps Militaris within the coming months and years, including Cordycepin and Corn Series Beverage.

Our primary product is dry Chinese Caterpillar Fungus, which is developed from Cordyceps Militaris. We sell our products through an extensive nationwide sales and distribution network covering four provinces and eight cities in China. Our dry Chinese Caterpillar Fungus products are grown and processed by our indirect, wholly-owned subsidiary, Daqing Shuaiyi, and are mainly sold to pharmaceutical companies for further processing into drugs and nutraceutical products. We generated approximately 68.7% of our revenues from sales of dry Chinese Caterpillar Fungus during the nine months ended September 30, 2008. We believe that we own approximately 19% worldwide market share in the entire cultivated Chinese Caterpillar Fungus industry. We plan to continue to focus on dry Chinese Caterpillar Fungus, which is our fastest growing product line with the greatest market demand and a significantly high profit margin.

We also sell organic and specialty food products through our subsidiary, Harbin Shuaiyi, which was formed in 2001. After years of development, we believe that we have become the largest wholesale distributor of organic and specialty food in Heilongjiang Province, China.

Our sales revenue grew by 56.70% for the nine months ended September 30, 2008 to $10.17 million, from $6.49 million for the same period of 2007. Our gross margin for the nine months ended September 30, 2008 was 63.05% .

Because our recent operations have been limited to the operations of Heilongjiang Shuaiyi and its subsidiaries, the discussion below of our performance is based upon the unaudited financial statements of Heilongjiang Shuaiyi for the nine months ended September 30, 2008 and audited financial statements of Heilongjiang Shuaiyi for the fiscal years ended December 31, 2007 and 2006 included in this report.

Industry Wide Factors that are Relevant to Our Business

We expect several key demographic, healthcare, and lifestyle trends to drive the growth of our business in the coming future:

  Increased Focus on Healthy Living: Our management believes that as China becomes more affluent, its citizens are becoming more health conscious. They are leading more active lifestyles and becoming increasingly focused on healthy living, nutrition, and supplementation. According to the Nutrition Business Journal, a higher percentage of today’s global population is involved to some degree in health and wellness than a few years ago. We believe that growth in the health supplements industry will continue to be driven by consumers who increasingly embrace health and wellness as a critical part of their lifestyles.

  Aging Population: The average age of the Chinese population is increasing. According to World Population Prospects: The 2004 Revision (2005), the percentage of elderly persons in China is projected to triple between 2006 and 2050, from 8 percent to 24 percent, a total of 322 million people. We believe that these consumers are significantly more likely to use health supplements than younger persons and have higher levels of disposable income to pursue healthy lifestyles.

  Rising Healthcare Costs and Use of Preventive Measures: Healthcare related costs have increased substantially in China. A survey released by China’s Ministry of Health found that the percentage of out-of-pocket health expenditures in China has increased from 35.7% in 1990 to 55.5% in 2003. To reduce medical costs and avoid the complexities of dealing with the healthcare system, and given increasing incidence of medical problems and concern over the use and effects of prescription drugs, many consumers take preventive measures, including alternative medicines and nutritional supplements.

Taxation

United States

YzApp International Inc. is subject to United States tax at a tax rate of 34%. No provision for income taxes in the United States has been made as YzApp International Inc. had no income taxable in the United States.

British Virgin Islands

New Resources was incorporated in the BVI and under the current laws of the BVI, is not subject to income taxes.

People’s Republic of China

A company registered in the People’s Republic of China (the “PRC”) is subject to national and local income taxes within China at the applicable tax rate on the taxable income as reported in its PRC statutory financial statements in accordance with relevant income tax laws. Under the Provisional Taxation Regulation of the People’s Republic of China effective before January 1, 2008, income tax was generally payable by enterprises at a rate of 33% of their taxable income. Newly established high-technology enterprises, such as our subsidiary Daqing Shuaiyi, are entitled to a two-year 50% tax reduction. The tax holiday of Daqing Shuaiyi commenced in January 1, 2006 and expired on December 31, 2007. Harbin Shuaiyi was subject to a tax rate of 33% in 2007 and is subject to a tax rate of 25% in 2008.

In 2007, China passed a new Enterprise Income Tax Law (the “New EIT Law”) and its implementing rules, both of which became effective on January 1, 2008. The New EIT Law significantly curtails tax incentives granted to foreign-invested enterprises under the previous law. The New EIT Law, however, (i) reduces the statutory rate of enterprise income tax from 33% to 25%, (ii) permits companies to continue to enjoy their existing tax incentives, adjusted by certain transitional phase-out rules, and (iii) introduces new tax incentives, subject to various qualification criteria.

Substantially all of YzApp International Inc.’s income may be derived from dividends it receives from its PRC subsidiaries. The New EIT Law and its implementing rules generally provide that a 10% withholding tax applies to China-sourced income derived by non-resident enterprises for PRC enterprise income tax purposes. We expect that such 10% withholding tax will apply to dividends paid to YzApp International Inc. by its PRC subsidiaries, but this treatment will depend on our status as a non-resident enterprise.

Results of Operations

The following tables set forth key components of the results of operations of Heilongjiang Shuaiyi and its subsidiaries for the periods indicated, both in dollars and as a percentage of our net sales.

Nine Months Ended September 30, 2008 Compared to Nine Months Ended September 30, 2007

The following table summarizes the results of our operations during the nine-month periods ended September 30, 2008 and September 30, 2007, and provides information regarding the dollar and percentage increase or (decrease) from the nine-month period ended September 30, 2007 to the nine-month period ended September 30, 2008.

(All amounts, other than percentage, in thousands of US dollars)

	Nine Months Ended			Nine Months Ended
	September 30, 2008			September 30, 2007
		As a			As a
	In	percentage of		In	percentage of
	Thousands	revenues		Thousands	revenues
Revenues	10,167	100%		6,494	100%
Cost of goods sold	(3,579)	(35.20%	)	(2,453)	(37.78%	)

Gross Profit	6,588	64.80%		4,040	62.22%

Selling expenses	(138)	(1.36%	)	(52)	(0.80%	)
General and administrative expenses	(827)	(8.13%	)	(263)	(4.06%	)

Income from operations	5,623	55.31%		3,725	57.36%

Other income and (expenses)
Other income	4	0.04%		32	0.49%
Interest income	19	0.18%		34	0.53%
Interest expenses	( - )	( - %)		(12)	(0.19%	)

Income before income tax	5,646	55.53%		3,779	58.19%

Provision for income tax	(775)	(7.62%	)	(53)	(0.81%	)

Net income	4,871	47.91%		3,726	57.38%

Revenues. Revenues increased approximately $3.7 million, or 56.7%, to approximately $10.2 million for the nine months ended September 30, 2008 from approximately $6.5 million for the same period in 2007. This increase was mainly attributable to the continuous growth of our production and sale of dry Chinese Caterpillar Fungus products.

Cost of Goods Sold. Our cost of goods sold increased approximately $ 1.13 million, or 46.12%, to approximately $3.58 million for the nine months ended September 30, 2008 from approximately $2.45 million for the same period in 2007. This increase was mainly due to the increased sales of our existing products. As a percentage of revenues, the cost of goods sold decreased to 35.20% during the nine months ended September 30, 2008 from 37.78 % in the same period of 2007. Such increase of gross margin was mainly attributable to a reduction in unit cost of manufacturing as a result of increased large-scale production of our dry Chinese Caterpillar Fungus products.

Gross Profit. Our gross profit increased approximately $2.55 million, or 63.12%, to approximately $6.6 million for the nine months ended September 30, 2008 from $4.04 for the same period in 2007. Gross profit as a percentage of revenues was 64.80% for the nine months ended September 30, 2008, an increase of 2.58% from 62.22% for the same period of 2007. Such percentage increase was mainly due to a reduction in unit cost of manufacturing as a result of increased large-scale production of our dry Chinese Caterpillar Fungus products.

Selling Expense. Selling expenses increased approximately $0.08 million, or 160%, to $0.13 million for the nine months ended September 30, 2008 from $0.05 million for the same period of 2007. As a percentage of revenues, selling expenses increased to 1.36% for the nine months ended September 30, 2008 from 0.80% for the same period of 2007. The increase of selling expenses was mainly attributable to more investment in our distribution network and more marketing activities to promote our products.

General and Administrative Expenses. General and administrative expenses increased approximately $0.57 million, or 213%, to $0.83 million for the nine months ended September 30, 2008 from $0.26 million for the same period of 2007. As a percentage of revenues, general and administrative expenses increased to 8.13% for the nine months ended September 30, 2008 from 4.06% for the same period of 2007. The increase of general and administrative expenses was mainly attributable to additional professional fees paid to our principal accountant.

Income Before Income Tax. Income before income tax increased approximately $1.87 million, or 49.47%, to approximately $5.65 million for the nine months ended September 30, 2008, from $3.78 million for the same period of 2007. Income before income tax as a percentage of revenues decreased to 55.53% for the nine months ended September 30, 2008 from 58.19% for the same period of 2007. The increase of income before income taxes was mainly attributable to the increase of sales of our products.

Income Tax. Income tax increased approximately $0.72 million to approximately $0.77 million for the nine months ended September 30, 2008 from approximately $0.05 million for the same period of 2007. We paid more income tax during the nine months ended September 30, 2008 because Daqing Shuaiyi enjoyed a tax exemption in 2007, while the company received a 50% tax reduction in 2008.

Net Income. Net income increased approximately $1.15 million, or 30.8%, to $4.87 million for the nine months ended September 30, 2008 from approximately $3.72 million for the same period of 2007, as a result of the factors described above.

Fiscal Year ended December 31, 2007 Compared to Fiscal Year Ended December 31, 2006

The following table summarizes the results of our operations during the fiscal years ended December 31, 2007 and 2006, and provides information regarding the dollar and percentage increase or (decrease) from the fiscal year ended December 31, 2006 to the fiscal year ended December 31, 2007.

(All amounts, other than percentage, in thousands of US dollars)

	Year Ended December 31,			Year Ended December 31,
	2007			2006
		As a			As a
		percentage of			percentage of
	In Thousands	revenues		In Thousands	revenues
Revenues	9,194	100%		4,318	100%
Cost of goods sold	(3,511)	(38.2%	)	(2,416)	(56.0%	)

Gross Profit	5,683	61.8%		1,902	44.1%

Selling expenses	(72)	(0.8%	)	(48)	(1.1%	)
General and administrative expenses	(435)	(4.7%	)	(212)	(4.9%	)

Income from operations	5,175	56.1%		1,642	38.0%

Other income and (expenses)
Other income	101	1.1%		64	1.5%
Interest expenses	(19)	(0.2%	)	(3)	(0.07%	)

Income before income tax	5,257	57.2%		1,703	39.4%

Provision for income tax	(85)	(0.9%	)	(40)	(0.9%	)

Net income	5,172	56.3%		1,663	38.5%

Revenues. Revenues increased approximately $4.9 million, or 113%, to approximately $9.2 million in fiscal year 2007 from approximately $4.3 million for 2006. This increase was mainly attributable to the sale of our product, dry Chinese Caterpillar Fungus, which accounts for 65% of total revenue in fiscal year ended December 31, 2007. We started to produce and sell this profitable product in late September, 2006.

Cost of Goods Sold. Our cost of goods sold increased approximately $1.1 million, or 45.3%, to approximately $3.5 million in 2007 from approximately $2.4 million in 2006. This increase was mainly due to the increase of our sales. As a percentage of revenues, the cost of goods sold decreased to 38.2% in 2007 from 55.9 % in 2006. Such increase of gross margin was mainly attributable to a change in our product mix. Compared with 2006, we have significantly higher margin products such as dry Chinese Caterpillar Fungus, which accounted for a higher percentage of our revenues in 2007.

Gross Profit. Our gross profit increased approximately $3.8 million, or 198.8%, to approximately $5.7 million in 2007 from approximately $1.9 million in 2006. Gross profit as a percentage of revenues was 61.8% in 2007, an increase of 17.7% from 44.1% in 2006. Such percentage increase was mainly due to the fact that our high margin product, dry Chinese Caterpillar Fungus, accounted for a higher percentage of our revenues in 2007.

Selling Expenses. Selling expenses increased approximately $0.02 million, or 40%, to $0.07 million in 2007 from $0.05 million in 2006. As a percentage of revenues, selling expenses decreased to 0.8% in 2007 from 1.1% in 2006. The dollar increase of selling expenses was mainly attributable to the increase of our sales. We expect that our selling expenses will continue to increase as our sales grow.

General and Administrative Expenses. General and administrative expenses increased approximately $0.2 million, or 105.2%, to approximately $0.4 million in 2007 from approximately $0.2 million in 2006. As a percentage of revenues, general and administrative expenses decreased to 4.7% in 2007 from 4.9% in 2006. We increased our general and administrative expenses by hiring more employees, but the percentage increase in our general and administrative expenses is lower than the percentage increase in our sales revenues.

Income Before Income Tax. Income before income tax increased approximately $3.6 million, or 208.7%, to approximately $5.3 million in 2007 from approximately $1.7 million in 2006. As a percentage of revenues, income before income tax increased to 57.2% in 2007 from 39.4% in 2006. The percentage increase is mainly attributable to the increased gross profit as a percentage of revenues as discussed above.

Income Tax. Income tax increased approximately $0.05 million to approximately $0.09 million in 2007 from approximately $0.04 million in 2006. We paid more tax in 2007 because of the increase of our income.

Net Income. Net income increased approximately $3.5 million, or 205.9%, to $5.2 million in 2007 from approximately $1.7 million in 2006, as a result of the factors described above.

Liquidity and Capital Resources

As of September 30, 2008, we had cash and cash equivalents of approximately $6.1 million. The following table provides detailed information about our net cash flow for all financial statements periods presented in this report.

Cash Flow
(All amounts in thousands of U.S. dollars)

	Nine Months Ended		Fiscal Years Ended
	September 30,		December 31,
	2008	2007	2007	2006
Net cash paid by operating activities	$4,592	$4,276	$4,503	$1,322
Net cash (used in) investing activities	(891)	(787)	(10,149)	(830)
Net cash provided by (used in) financing activities	6.5	(1,484)	(192)	6,588
Net cash inflow	3,955	2,329	5,169	7,209

Operating Activities

Net cash provided by operating activities was approximately $4.59 million for the nine-month period ended September 30, 2008, which is an increase of approximately $0.31 million from approximately $4.28 million net cash provided by operating activities for the same period of 2007. The increase of the cash provided by operating activities was mainly attributable to an increase of our sales and net profit during the nine months ended September 30, 2008.

Net cash provided by operating activities was approximately $4.5 million in fiscal year ended December 31, 2007, which is an increase of approximately $3.2 million from approximately $1.3 million net cash provided by operating activities in fiscal year ended December 31, 2006. Such increase of net cash provided by operating activities was primarily attributable to an increase of our sales and net profit in 2007.

Investing Activities

Our main uses of cash for investing activities are payments relating to the acquisition of property, plant and equipment.

Net cash used in investing activities for the nine-month period ended September 30, 2008 was approximately $0.89 million, which is an increase of approximately $0.10 million from net cash used in investing activities of approximately $0.79 million for the same period of 2007. The increase of the cash used in investing activities was mainly due to the purchase of facilities to further expand our business.

Net cash used in investing activities was approximately $10.15 million in fiscal year 2007, an increase of approximately $9.32 million from approximately $0.83 million net cash used in operating activities in fiscal year 2006. Such increase of net cash used in investing activities was primarily attributable to the construction of a new manufacturing facility of more than 50,000 square meters and the purchase of buildings, machinery and equipment, which are dedicated to growing Cordyceps Militaris.

Financing Activities

Net cash provided by financing activities for the nine-month period ended September 30, 2008 was $6,541, which is an increase of approximately $1.49 million from approximately $1.484 million net cash used in financing activities during the same period of 2007. The increase of the net cash provided by financing activities was mainly attributable to the payment of $1,481,419 to a related party in 2007.

Net cash used in financing activities for the fiscal year ended December 31, 2007 was approximately $0.19 million as compared to approximately $6.59 million provided by financing activities in fiscal year 2006. The increase of the net cash used in financing activities was mainly attributable to the repayment of our short-term bank loans in 2007 while in 2006 our shareholders increased their investment in the company by increasing the company’s registered capital.

We believe that our cash on hand and cash flow from operations will meet our expected capital expenditure and working capital for the next 12 months. However, we may in the future require additional cash resources due to changed business conditions, implementation of our strategy to expand our production capacity or other investments or acquisitions we may decide to pursue. If our own financial resources are insufficient to satisfy our capital requirements, we may seek to sell additional equity or debt securities or obtain additional credit facilities. The sale of additional equity securities could result in dilution to our stockholders. The incurrence of indebtedness would result in increased debt service obligations and could require us to agree to operating and financial covenants that would restrict our operations. Financing may not be available in amounts or on terms acceptable to us, if at all. Any failure by us to raise additional funds on terms favorable to us, or at all, could limit our ability to expand our business operations and could harm our overall business prospects.

Critical Accounting Policies

The preparation of financial statements in conformity with US generally accepted accounting principals (“GAAP”) requires our management to make assumptions, estimates and judgments that affect the amounts reported in the financial statements, including the notes thereto, and related disclosures of commitments and contingencies, if any. We consider our critical accounting policies to be those that require the more significant judgments and estimates in the preparation of financial statements, including the following:

Revenue recognition

Revenue is recognized when the following four revenue criteria are met: persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable, and collectibility is reasonably assured.

Sales revenue is recognized net of sales discounts and returns at the time when the merchandise is sold to the customer. Based on historical experience, management estimates that sales returns are immaterial and has not made allowance for estimated sales returns.

Impairment of long-lived assets

We review and evaluate our long-lived assets for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable. An impairment is considered to exist if the total estimated future cash flows on an undiscounted basis are less than the carrying amount of the assets, including goodwill, if any. An impairment loss is measured and recorded based on discounted estimated future cash flows. In estimating future cash flows, assets are grouped at the lowest level for which there is identifiable cash flows that are largely independent of future cash flows from other asset groups.

Accounts receivable

Accounts receivable is stated at cost, net of an allowance for doubtful accounts. We maintain allowances for doubtful accounts for estimated losses resulting from the failure of customers to make required payments. We review the accounts receivable on a periodic basis and make allowances where there is doubt as to the collectibility of individual balances. In evaluating the collectibility of individual receivable balances, we consider many factors, including the age of the balance, the customer’s payment history, its current credit-worthiness and current economic trends.

Inventories

Inventories are stated at the lower of cost, determined on a weighted average basis, or market. Costs of inventories include purchase and related costs incurred in bringing the products to their present location and condition. Market value is determined by reference to selling prices after the balance sheet date or to management’s estimates based on prevailing market conditions. Our management will write down the inventories to market value if it is below cost. Our management also regularly evaluates the composition of our inventories to identify slow-moving and obsolete inventories to determine if valuation allowance is required.

Foreign currency translation

We use U.S. dollars for financial reporting purposes. We maintain books and records in our functional currency, RMB, being the primary currency of the economic environment in which our operations are conducted. In general, we translate our assets and liabilities into U.S. dollar using the applicable exchange rates prevailing at the balance sheet date, and the statement of income is translated at average exchange rates during the reporting period. Adjustments resulting from the translation of our financial statements are recorded as accumulated other comprehensive income.

The exchange rates used to translate amounts in RMB into U.S. dollar for the purposes of preparing the audited consolidated financial statements filed herewith were as follows:-

	December 31, 2007	December 31, 2006

Balance sheet items, except for paid-in capital and retained	US$1=RMB7.3046	US$1=RMB7.8087
earnings, as of year end

Amounts included in the statements of operations, statements of	US$1=RMB7.6071	US$1=RMB7.9735
changes in stockholders’ equity and statements of cash flows for the year

No representation is made that RMB amounts have been, or would be, converted into U.S. dollar at the above rates.

Effects of Inflation

Inflation and changing prices have not had a material effect on our business and we do not expect that inflation or changing prices will materially affect our business in the foreseeable future. However, our management will closely monitor the price change and continually maintain effective cost control in operations.

Off Balance Sheet Arrangements

We do not have any off balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity or capital expenditures or capital resources that is material to an investor in our securities.

Recent Accounting Pronouncements

In February 2007, the Financial Accounting Standards Board (“FASB”), issued Statement of Financial Accounting Standards (“SFAS”) No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which allows an entity the irrevocable option to elect fair value for the initial and subsequent measurement for certain financial assets and liabilities on a contract-by-contract basis. Subsequent changes in fair value of these financial assets and liabilities would be recognized in earnings when they occur. SFAS No. 159 further establishes certain additional disclosure requirements. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007 (fiscal 2008 for the Company) where earlier adoption is permitted. Our management is currently evaluating the impact, if any, and timing of the adoption of SFAS No. 159 on our financial statements.

In December, 2007, the FASB issued SFAS No. 141(R), “Business Combinations”, and SFAS No. 160, “Accounting and Reporting of Noncontrolling interest in Consolidated Financial Statements, an amendment of ARB No. 51”. These new standards will significantly change the financial accounting and reporting of business combination transactions and noncontrolling (or minority) interests in consolidated financial statements. SFAS No. 141(R) and SFAS No. 160 are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, fiscal 2009 for the Company). We have not yet determined the effect, if any, that the adoption of SFAS 141(R) and 160 will have on our consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51”, which establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. Specifically, this statement requires the recognition of a noncontrolling interest (minority interest) as equity in the consolidated financial statements and separate from the parent’s equity. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, fiscal 2009 for the Company). Our management does not expect that this statement will have an effect on our consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – An Amendment of FASB Statement No. 133”, which changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. This statement will be effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008 (that is, fiscal 2009 for the Company). Our management does not expect that this statement will have an effect on our consolidated financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. This statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with GAAP in the United States (the GAAP hierarchy). This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. Our management does not expect that this statement will have an effect on our consolidated financial statements.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60”. This statement interprets Statement 60, “Accounting and Reporting by Insurance Enterprises” and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of this statement. This statement requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. This statement also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities. This statement is effective for financial statements issued for fiscal years beginning after December 15, 2008 (that is, fiscal 2009 for the Company), and all interim periods within those fiscal years. Our management does not expect that this statement will have an effect on our consolidated financial statements.

MARKET PRICE AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock is quoted on the OTC Bulletin Board trades under the symbol “YZPI.OB.” The following table sets forth, for the periods indicated, the high and low bid prices of our common stock. These prices reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions.

		Closing Bid Prices(1)

	High	Low
Year Ended December 31, 2009

First Quarter (through February 20, 2009)	$0.25	$0.05

Year Ended December 31, 2008

First Quarter	$0.12	$0.12
Second Quarter	$0.12	$0.12
Third Quarter	$0.12	$0.12
Fourth Quarter	$0.25	$0.12

Year Ended December 31, 2007

First Quarter	$0.12	$0.12
Second Quarter	$0.12	$0.12
Third Quarter	$0.12	$0.12

Fourth Quarter	$0.12	$0.12

___________
(1) The above tables set forth the range of high and low closing bid prices per share of our common stock as reported by www.quotemedia.com for the periods indicated.

Holders

As of February 20, 2009, there were approximately 54 stockholders of record of our common stock. This number does not include shares held by brokerage clearing houses, depositories or others in unregistered form.

Dividends

We have never declared or paid a cash dividend. Any future decisions regarding dividends will be made by our board of directors. We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. Our board of directors has complete discretion on whether to pay dividends, subject to the approval of our stockholders. Even if our board of directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the board of directors may deem relevant.

Equity Compensation Plans

We do not have in effect any compensation plans under which our equity securities are authorized for issuance and we do not have any outstanding stock options.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse affect on our business, financial condition or operating results.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Dismissal of Manning Elliott LLP

On December 8, 2008, the Company notified Manning Elliott LLP (“Manning Elliott”) that it was being dismissed as the Company’s independent registered public accounting firm. The decision to dismiss Manning Elliott as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on December 4, 2008.

Except as noted in the paragraph immediately below, the report of Manning Elliott on the Company’s financial statements for the two year period ended July 31, 2008 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The report of Manning Elliott on the Company’s financial statements as of and for the two year period ended July 31, 2008 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has suffered recurring losses from continuing operations and would have to obtain additional capital to sustain operations.

During the period from July 31, 2006 through the date of dismissal, the Company did not have any disagreements with Manning Elliott on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Manning Elliott’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the two year period ended July 31, 2008, Manning Elliott did not advise the Company that any of the events listed in Item 304 (a)(1)(Iv)(B) had occurred or should occur.

The Company provided Manning Elliott with a copy of the above disclosures and requested Manning Elliott to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Manning Elliott agreed with the statements made above and, if not, stating in which respects Manning Elliott did not agree. A copy of the requested letter is filed as Exhibit 16.1 to the Company’s amended current report on Form 8-K/A filed on December 17, 2008.

Appointment of RBSM LLP

On December 4, 2008, the Company engaged RBSM LLP (“RBSM”), as its independent registered public accounting firm. The decision to engage RBSM as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on December 4, 2008.

During the two year period ended July 31, 2008, and through the date of its appointment, the Company did not consult with RBSM regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

Dismissal of RBSM LLP and GC Alliance Limited and Appointment of Yu and Associates CPA Corporation

(a) Dismissal of Previous Independent Registered Public Accounting Firms.

Prior to the Share Exchange Transaction with New Resources, YzApp International Inc.’s independent registered public accounting firm was RBSM, while New Resources’ independent registered public accounting firm was GC Alliance Limited (“GC Alliance”). On December 23, 2008, concurrent with the Share Exchange Transaction, YzApp International Inc.’s board of directors approved the dismissal of RBSM as its independent auditor, effective immediately. On the same day, New Resources’ board of directors approved the dismissal of GC Alliance, as its independent auditor, effective immediately.

YzApp International Inc. engaged RBSM on December 4, 2008 and RBSM has not issued any auditor report on YzApp International Inc.’s annual financial statements for the past two years. During YzApp International Inc.’s two most recent fiscal years (ended July 31, 2008 and 2007) and through RBSM’s dismissal on December 23, 2008, there were (1) no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We provided RBSM with a copy of this disclosure on December 29, 2008, providing RBSM with the opportunity to furnish us with a letter addressed to the SEC stating whether it agrees with the statement made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from RBSM dated December 29, 2008 is filed as Exhibit 16.1 to the Original Filing.

Neither GC Alliance’s reports on financial statements as of and for the fiscal years ended December 31, 2007 and 2006 of Heilongjiang Shuaiyi, New Resources’ wholly owned subsidiary nor its reports on financial statements of New Resources for the period from its incorporation to November 30, 2008 contained an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years (ended December 31, 2007 and 2006) and during the subsequent interim period through December 23, 2008, there were (1) no disagreements with GC Alliance on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GC Alliance, would have caused GC Alliance to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We provided GC Alliance with a copy of this disclosure on February 19, 2009, providing GC Alliance with the opportunity to furnish us with a letter addressed to the SEC stating whether it agrees with the statement made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from GC Alliance, dated February 23, 2009 is filed as Exhibit 16.2 to the Company’s amended current report on Form 8-K/A filed on February 23, 2009.

(b) Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss RBSM as YzApp International Inc.’s independent auditor and GC Alliance as New Resources’ independent auditor, our board of directors appointed Yu and Associates CPA Corporation (“Yu and Associates”) as the Company’s independent auditor on December 23, 2008.

During the fiscal years ended December 31, 2007 and 2006 and through December 23, 2008, neither us nor anyone acting on our behalf consulted Yu and Associates with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that Yu and Associates concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

CHANGES TO OUR BUSINESS AND CHANGE OF CONTROL

We were originally incorporated in the State of Nevada on December 22, 2002. On October 15, 2003, we acquired all the outstanding common stock of YzApp Solutions Inc., a company under common control. We sold our ownership in YzApp Solutions Inc. on December 3, 2008. Following incorporation, we engaged in the business of developing software which allowed us to act as an application service provider acting as a conduit between retailers and financial institutions. Because this business was not successful, we were focused on the identification of suitable businesses with which to enter into a business opportunity or business combination until December 23, 2008, when we completed the Share Exchange Transaction.

On December 23, 2008, we completed a reverse acquisition of New Resources through the Share Exchange Transaction with New Resources’ former Shareholder. We acquired all of the issued and outstanding capital stock of New Resources, in exchange for which we issued to the Shareholder 689,390 shares of our Series A Preferred Stock, constituting approximately 94% of our issued and outstanding capital stock on a fully-diluted basis as of and immediately after the consummation of the Share Exchange Transaction and the Financing Transactions. Upon the consummation of the Share Exchange Transaction, the Shareholder became our controlling stockholder and New Resources became our wholly-owned direct subsidiary. We have therefore assumed the business operations and strategy of New Resources and its Chinese subsidiaries.

Upon the closing of the reverse acquisition, Eugene M. Weiss, our sole director and officer, submitted a resignation letter pursuant to which he resigned from all offices that he held effective immediately and from his position as our director that became effective on January 12, 2009. Lianyun Han was appointed to our Board of Directors effective as of the closing of the Share Exchange Transaction. In addition, our Board of Directors on December 23, 2008 increased the size of our Board of Directors to five (5) and appointed Nana Jiang, Chunming Zhang, John Jing Zhang and Xi Zhu to fill the vacancies created by such increase, which appoints became effective upon the effectiveness of the resignation of Mr. Weiss on January 12, 2009. In addition, our executive officers were replaced by the New Resources executive officers upon the closing of the Share Exchange Transaction.

As a result of the reverse acquisition of New Resources, we entered into a new business. We now specialize in developing, processing, marketing and distributing a variety of agricultural and nutraceutical products consisting of dry Chinese Caterpillar Fungus, organic and specialty food products and silage fodder. In addition, we plan to produce and market other products developed from Cordyceps Militaris within the coming months and years, including Cordycepin and Corn Series Beverage.

FINANCIAL INFORMATION

Filed herewith are the following financial statements:

1. Audited consolidated financial statements of Heilongjiang Shuaiyi New Energy Development Co., Ltd. and subsidiaries for the fiscal years ended December 31, 2007 and 2006.

2. Unaudited consolidated financial statements of Heilongjiang Shuaiyi New Energy Development Co., Ltd. and subsidiaries for the nine months ended September 30, 2008 and 2007.

3. Audited financial statements of New Zealand WAYNE’s New Resources Development Co. Ltd. for the period from its incorporation to November 30, 2008.

4. Unaudited pro forma condensed consolidated financial information of YzApp International Inc. and its subsidiaries for the requisite periods.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at Room 1024, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

INCORPORATION OF FINANCIAL INFORMATION

The SEC rules permit the Company to incorporate by reference information into this Information Statement, which means that the Company can disclose important information by referring stockholders to another document without stating that information in this document. The information the Company incorporates by reference is an important part of this Information Statement, and later information that the Company files with the SEC will automatically update and supersede this information. The following information is incorporated by reference in this Information Statement:

The Company incorporates by reference Item 8. Financial Statements of our Annual Report on Form 10-K for the fiscal year ended July 31, 2008, filed on November 21, 2008, Item 1. Unaudited Consolidated Financial Statements of our Quarterly Report on Form 10-Q for the period ended October 31, 2008, filed on December 15, 2008 and Item 1. Unaudited Consolidated Financial Statements of our Quarterly Report on Form 10-QSB for the period ended January 31, 2008, filed on March 24, 2008.

Appendix A

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
YZAPP INTERNATIONAL INC.
(hereby changed to SHUAIYI INTERNATIONAL NEW RESOURCES DEVELOPMENT INC.)

     YzApp International Inc. (hereinafter referred to as the “Corporation”), a corporation organized and existing under and by virtue of the laws of the State of Nevada, does hereby certify as follows:

     1. The current name of the Corporation is YzApp International Inc.

     2. The original Articles of Incorporation of the Corporation were filed in the Office of the Secretary of State on December 26, 2002.

     3. These Amended and Restated Articles of Incorporation have been duly approved by the Unanimous Written Consent of the Board of Directors of the Corporation in lieu of a meeting, dated February 4, 2009, and by the Written Consent of the holders of a majority of the Corporation’s issued and outstanding capital stock, dated February 4, 2009, in accordance with the provisions of Sections 78.390 and 78.403 of the Nevada Revised Statutes.

     4. The provisions of the Articles of Incorporation of the Corporation as heretofore amended and/or supplemented are hereby restated, integrated and further amended to read in its entirety as follows:

ARTICLE I
NAME

The name of the corporation is Shuaiyi International New Resources Development Inc. (hereinafter, the “Corporation”).

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada.

ARTICLE III
GOVERNING BOARD

     The members of the governing board of the Corporation shall be known as the Board of Directors. The number of directors comprising the Board of Directors shall be determined from time to time in the manner provided in the bylaws of the Corporation.

ARTICLE IV
TERM

The Corporation shall have perpetual existence.

ARTICLE V
AUTHORIZATION TO ISSUE CAPITAL STOCK

The aggregate number of shares which the Corporation shall have the authority to issue is 190,000,000 shares of Common Stock having a par value of $.001 per share and 1,000,000 shares of Preferred Stock having a par value of $.001 per share. All Common Stock of the Corporation shall be of the same class and shall have the same rights and preferences.

The Corporation shall have authority to issue the shares of Preferred Stock in one or more series with such rights, preferences and designations as determined by the Board of Directors of the Corporation. Authority is hereby expressly granted to the Board of Directors from time to time to issue Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the Nevada Revised Statutes.

Effective as of the filing date of these Amended and Restated Articles of Incorporation, each 114.59 shares of the issued and outstanding Common Stock, $0.001 par value, of the Corporation shall be reverse split into one (1) share of Common Stock of the Corporation. This reverse split shall affect only issued and outstanding shares. Each record and beneficial holder who would receive a fractional share as a result of the reverse stock split shall receive, if they hold a fractional share equal to one-half or more, a full share of Common Stock, and if they hold a fractional share equal to less than one-half of a share of Common Stock, then that fractional share will be cancelled.

ARTICLE VI
ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by an successor section, statute, or provision. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to or have any effect on any transaction involving acquisition of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

ARTICLE VII
COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.

IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation this _____day of _________________, 2009.

YZAPP INTERNATIONAL INC.

By: _______________________
Name:
Title:

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD.
AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD.
AND SUBSIDIARIES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of
Heilongjiang Shuaiyi New Energy Development Co., Ltd. and Subsidiaries:

We have audited the accompanying consolidated balance sheets of Heilongjiang Shuaiyi New Energy Development Co., Ltd. and its subsidiaries (the "Company") as of December 31, 2007 and 2006 and the related consolidated statements of income and comprehensive income, cash flows and stockholders’ equity for the year ended December 31, 2007 and 2006. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial positions of Heilongjiang Shuaiyi New Energy Development Co., Ltd. and its subsidiaries as of December 31, 2007 and 2006, and the consolidated results of their operations and their cash flows for the year ended December 31, 2007 and 2006 in conformity with U.S. generally accepted accounting principles.

GC ALLIANCE LIMITED
Certified Public Accountants

Hong Kong, May 15, 2008

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(AMOUNTS EXPRESSED IN US DOLLAR)

	December 31,	December 31,
	2007	2006
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$2,148,348	$7,317,905
Accounts receivable, net	138,085	241,371
Inventories	649,372	538,959
Deposits, prepayments and other current assets	147,850	64,333
Amount due from a related company	-	6,498
Total current assets	3,083,655	8,169,066

OTHER ASSETS:
Intangible assets, net	3,388,956	3,553,729
Buildings, machinery and equipment, net	10,720,477	1,430,451

Total assets	$17,193,088	$13,153,246

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$29,777	$75,067
Short term secured bank loans	-	192,093
Other payables and accruals	476,629	84,577
Payable for intangibles – current portion	821,400	768,374
Taxes payable	75,420	46,016
Due to related parties	53	1,509,449
Total current liabilities	1,403,279	2,675,576

NON-CURRENT LIABILITIES
Payable for intangibles, net of current portion	1,642,800	2,305,121

Total liabilities	3,046,079	4,980,697

COMMITMENTS AND CONTINGENCIES (Note 16)

SHAREHOLDERS' EQUITY:
Paid up capital	6,396,187	6,396,187
Capital reserves	86,863	63,133
PRC statutory reserves	693,028	154,355
Retained earnings	6,045,906	1,390,631
Accumulated other comprehensive income	925,025	168,243
Total shareholders' equity	14,147,009	8,172,549

Total liabilities and shareholders' equity	$17,193,088	$13,153,246

The accompanying notes are an integral part of these consolidated financial statements

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(AMOUNTS EXPRESSED IN US DOLLAR)

	For the Years Ended
	December 31,
	2007	2006

NET REVENUE	$9,194,589	$4,318,979

Cost of sales	(3,511,570)	(2,416,033)

GROSS PROFIT	5,683,019	1,902,946

Selling expenses	(71,750)	(48,706)
General and administrative expenses	(435,651)	(211,785)

Income from operations	5,175,618	1,642,455

Other income (expenses):
Interest expense	(19,135)	(3,681)
Other, net	101,288	64,580

Total other income	82,153	60,899

Income before income tax	5,257,771	1,703,354

Provision for income tax	(85,243)	(39,604)

NET INCOME	5,172,528	1,663,750

OTHER COMPREHENSIVE INCOME:
Foreign currency translation adjustments	756,782	168,243

TOTAL COMPREHENSIVE INCOME	$5,929,310	$1,831,993

The accompanying notes are an integral part of these consolidated financial statements

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(AMOUNTS EXPRESSED IN US DOLLAR)

	For the Years Ended
	December 31,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$5,172,528	$1,663,750
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	548,289	355,845
(Increase) decrease in assets:
Accounts receivable, net	103,286	(100,760)
Deposits, prepayments and other current assets	(83,517)	(56,168)
Inventories	(110,413)	(242,005)
Increase (decrease) in liabilities:
Accounts payable	(45,290)	(106,312)
Other payables and accruals	392,052	(315,697)
Taxes payable	29,404	46,087
Due to related parties	(1,502,898)	77,955
Net cash provided by operating activities	4,503,441	1,322,695

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of buildings, machinery and equipment	(9,327,194)	(62,479)
Purchase of intangible assets	(822,759)	(768,374)
Net cash used in investing activities	(10,149,953)	(830,853)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from borrowing of short term bank loans	-	192,093
Net proceeds from issuance of capital	-	6,396,187
Repayments of short-term bank loans	(192,093)	-
Net cash (used in) provided by financing activities	(192,093)	6,588,280

Foreign currency translation adjustment	669,048	128,989

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(5,169,557)	7,209,111

CASH AND CASH EQUIVALENTS, at the beginning of the year	7,317,905	108,794

CASH AND CASH EQUIVALENTS, at the end of the year	$2,148,348	$7,317,905

SUPPLEMENTAL DISCLOSURE INFORMATION
Interest paid	$19,135	$3,681
Income tax paid	$72,220	$21,155

The accompanying notes are an integral part of this consolidated financial statement.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY AND
COMPREHENSIVE INCOME
(AMOUNTS EXPRESSED IN US DOLLAR)

					Accumulated
			PRC	Retained	other
	Paid-in	Capital	statutory	earnings	comprehensive
	capital	reserves	reserves	(deficit)	income	Totals

At January 1, 2006	$6,396,187	$63,133	$-	(118,764)	$-	$6,340,556

Net income	-	-	-	1,663,750	-	1,663,750
Appropriation of PRC
statutory reserves	-	-	154,355	(154,355)	-	-
Foreign currency
translation adjustment	-	-	-	-	168,243	168,243
Total comprehensive
income						1,831,993

At December 31, 2006	6,396,187	63,133	154,355	1,390,631	168,243	8,172,549

Premium on capital	-	23,730	21,420	-	-	45,150

Net income	-	-	-	5,172,528	-	5,172,528
Appropriation of PRC
statutory reserves	-	-	517,253	(517,253)	-	-
Foreign currency
translation adjustment	-	-	-	-	756,782	756,782
Total comprehensive
income						5,929,310

At December 31, 2007	$6,396,187	$86,863	$693,028	6,045,906	$925,025	$14,147,009

The accompanying notes are an integral part of this consolidated financial statement.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 1     DESCRIPTION OF BUSINESS AND ORGANIZATION

Heilongjiang Shuaiyi New Energy Development Co., Ltd. ("New Energy") is a joint stock limited liability company established on July 11, 2006 in the People’s Republic of China (the "PRC"), with a registered capital of RMB60,000,000 and paid up capital of RMB51,000,000 (equivalent to US$6,396,187) as of December 31, 2007. New Energy is principally engaged in the business of investment holding and, through its subsidiaries, conducts the businesses of growing and sales of Chinese Caterpillar Fungus and sales of green and specialty food products.

As of December 31, 2007, details of the subsidiaries of New Energy are as follows:

	Domicile and		Percentage
	date of		of effective
Subsidiaries’ names	incorporation	Paid-up capital	ownership	Principal activities

Daqing Shuaiyi	The PRC	RMB10,000,000	100%	Growing and sales of
Biomass Technology	August 8, 2005			Chinese Caterpillar Fungus
Co., Ltd. ("Daqing")
Harbin Shuaiyi Green	The PRC	RMB1,500,000	100%	Sales of green and specialty
and Specialty Food	May 18, 2001			food products
Trading LLP.
("Green & Specialty")

In September 2007, the Company and its subsidiaries underwent a restructuring exercise whereby New Energy has become the holding company of the group comprising New Energy, Daqing and Green & Specialty (collectively the "Company"), and former ultimate controlling shareholders of Daqing and Green & Specialty have become the controlling shareholders of New Energy.

Before and after the restructuring, all of the three entities, New Energy, Daqing and Green & Specialty are under the common control.

This restructuring exercise has been accounted for as combinations of entities under common control using the "as if" pooling method of accounting, with no adjustment to the historical basis of the assets and liabilities of Daqing and Green & Specialty and the operations were consolidated as if the restructuring occurred as of the beginning of the first accounting period presented in these financial statements. For the purpose of presenting the financial statements on a consistent basis, the consolidated financial statements have been prepared as if New Energy had been in existence since the beginning of the earliest period presented and throughout the whole periods covered by these financial statements.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 1     DESCRIPTION OF BUSINESS AND ORGANIZATION (CONTINUED)

The shareholding percentages before and after this restructuring exercise were as follows:

	New Energy		Daqing		Green & Specialty
	Before	After	Before	After	Before	After
Shareholder	%	%	%	%	%	%
New Energy	-	-	-	100	-	100
Daqing	47.1	-		-	-	-
Lianyun Han	-	80.4		-	20	-
Weihan Zhang*	-	5.9	20	-	51	-
Heilongjiang Shuaiyi Science
Development Co. Ltd.**	52.9	-	60	-	-	-
Lianju Han	-	5.9	10	-	-	-
Xinjun Li	-	-	5	-	29	-
Nana Jiang	-	-	5	-	-	-
Lianxue Han	-	5.9		-	-	-
Fengxi Lang	-	1.9		-	-	-
	100	100	100	100	100	100

*      Mr. Weihan Zhang is the son of Ms. Lianyun Han. Mr. Weihan Zhang and Ms. Lianyun Han are acting in concert and considered parties to the same control group.
**    Equity interests in Heilongjiang Shuaiyi Science Development Co. Ltd. are held as follows:
        (i)   44.47% by Ms. Lianyun Han;
        (ii)  40.86% by Mr. Weihan Zhang; and
        (iii) 14.67% by 9 other minority shareholders.

Before the restructuring exercise, Ms. Lianyun Han together with her son, Mr. Weihan Zhang had an effective interest of 78.7% in New Energy, 71.2% in Daqing, and 71% in Green & Specialty, respectively. Immediately after the restructuring exercise, Ms. Lianyun Han together with her son, Mr. Weihan Zhang, had an aggregate interest of 86.3% in New Energy, which holds a 100% interest in each of Daqing and Green & Specialty. In addition, Ms. Lianyun Han has been the managing director of all the entities before and after, and throughout, the restructuring exercise. As a result, there was no change in control of the entities due to the restructuring exercise.

The considerations for the share transfers in the restructuring exercise were based on the face value of the paid-up capital of Daqing and Green & Specialty and satisfied in cash in compliance with the regulatory requirements in the PRC. The acquisitions of Daqing and Green & Specialty were funded by the capital of New Energy, in which the majority shareholders of Daqing and Green & Specialty had already established a majority ownership by way of cash contributions to New Energy’s paid-up capital.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2     SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES

Principle of consolidation

These consolidated financial statements include the accounts of New Energy and more-than-50%-owned subsidiaries that it controls. Inter-company transactions and balances have been eliminated. The functional currency for the Company’s operation is Renminbi ("RMB").

Basis of preparation

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. These consolidated financial statements, in the opinion of management, include all adjustments necessary for a fair statement of consolidated results of operations, financial position and cash flows for each periods presented.

Use of Estimates

The preparation of the these consolidated financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and the related disclosure of contingent assets and liabilities at the balance sheet date of these consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Accordingly, actual results may differ from these estimates under different assumptions or conditions.

Cash and Cash Equivalents

Cash and cash equivalents consist of all cash balances and highly liquid investments with an original maturity of three months or less. Because of the short maturity of these investments, the carrying amounts approximate their fair value. Restricted cash is excluded from cash and cash equivalents.

Accounts receivable

Accounts receivable is stated at cost, net of an allowance for doubtful accounts.The Company maintains allowances for doubtful accounts for estimated losses resulting from the failure of customers to make required payments. The Company reviews the accounts receivable on a periodic basis and makes allowances where there is doubt as to the collectibility of individual balances. In evaluating the collectibility of individual receivable balances, the Company considers many factors, including the age of the balance, the customer’s payment history, its current credit-worthiness and current economic trends.

Inventories

Inventories are stated at the lower of cost, determined on a weighted average basis, or market. Costs of inventories include purchase and related costs incurred in bringing the products to their present location and condition. Market value is determined by reference to selling prices after the balance sheet date or to management’s estimates based on prevailing market conditions. Management will write down the inventories to market value if it is below cost. Management also regularly evaluates the composition of its inventories to identify slow-moving and obsolete inventories to determine if valuation allowance is required.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2     SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES

Financial instruments

The Company values its financial instruments as required by SFAS No. 107, "Disclosures about Fair Value of Financial Instruments". The estimated fair value amounts have been determined by the Company, using available market information or other appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to develop estimates of fair value. Consequently, the estimates are not necessarily indicative of the amounts that could be realized or would be paid in a current market exchange.

The Company’s financial instruments primarily consist of cash and cash equivalents, trade accounts receivable, other current assets; trade accounts payable, accrued expenses, short-term bank loans, other current liabilities, and due to related parties.

As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented due to the short maturities of these instruments and that the interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective year ends.

Buildings, machinery and equipment

Buildings, machinery and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Gains or losses on disposals are reflected as gain or loss in the year of disposal. The cost of improvements that extend the life of buildings, machinery and equipment are capitalized. These capitalized costs may include structural improvements, equipment and fixtures. All ordinary repair and maintenance costs are expensed as incurred.

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life
(In years)
Buildings	20-40
Machinery, motor vehicles	5-10
Office equipment	5

The carrying value of buildings, machinery and equipment is assessed annually and when factors indicating impairment is present, the carrying value of the fixed assets is reduced by the amount of the impairment. The Company determines the existence of such impairment by measuring the expected future cash flows (undiscounted and without interest charges) and comparing such amount to the net asset carrying value. An impairment loss, if exists, is measured as the amount by which the carrying amount of the asset exceeds the fair value of the asset.

Impairment of long-lived assets

The Company reviews and evaluates its long-lived assets for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable. An impairment is considered to exist if the total estimated future cash flows on an undiscounted basis are less than the carrying amount of the assets, including goodwill, if any. An impairment loss is measured and recorded based on discounted estimated future cash flows. In estimating future cash flows, assets are grouped at the lowest level for which there is identifiable cash flows that are largely independent of future cash flows from other asset groups.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2     SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES

Revenue recognition

Revenue is recognized when the following four revenue criteria are met: persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable, and collectibility is reasonably assured.

Sales revenue is recognized net of sales discounts and returns at the time when the merchandise is sold to the customer. Based on historical experience, management estimates that sales returns are insignificant and has not made allowance for estimated sales returns.

Research and development costs

Research and development costs are expensed to operations as incurred. During the years ended December 31, 2007 and 2006, salaries incurred for research and development purposes were insignificant and expensed in the accompanying statements of income.

Income taxes

The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes". SFAS No. 109 requires an asset and liability approach for financial accounting and reporting for income taxes and allows recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

On January 1, 2007, the Company adopted the provisions of FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken (or expected to be taken) in a tax return. This Interpretation also provides guidance on derecognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures. The adoption of FIN 48 has not resulted in any material impact on the Company’s financial position or results.

Comprehensive income

SFAS No.130, "Reporting Comprehensive Income," establishes standards for reporting and displaying comprehensive income and its components in the consolidated financial statements. Accumulated other comprehensive income includes foreign currency translation adjustments. Other comprehensive income for the years ended December 31, 2007 and 2006 were $756,782 and $168,243, respectively.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2     SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES

Foreign currency translation

The Company uses the United States dollars ("US Dollar" or "US$" or "$") for financial reporting purposes. The Company maintains books and records in its functional currency, Chinese Renminbi ("RMB"), being the primary currency of the economic environment in which its operations are conducted. In general, the Company translates its assets and liabilities into US Dollar using the applicable exchange rates prevailing at the balance sheet date, and the statement of income is translated at average exchange rates during the reporting period. Adjustments resulting from the translation of the Company’s financial statements are recorded as accumulated other comprehensive income.

The exchange rates used to translate amounts in RMB into US Dollar for the purposes of preparing the consolidated financial statements were as follows:-

	December 31, 2007	December 31, 2006
Balance sheet items, except for paid-in capital and	US$1=RMB7.3046	US$1=RMB7.8087
retained earnings, as of year end
Amounts included in the statements of operations,	US$1=RMB7.6071	US$1=RMB7.9735
stockholders’ equity and cash flows for the year

No representation is made that RMB amounts have been, or would be, converted into US$ at the above rates. Although the Chinese government regulations now allow convertibility of RMB for current account transactions, significant restrictions still remain. Hence, such translations should not be construed as representations that RMB could be converted into US Dollars at that rate or any other rate.

The value of RMB against US Dollars and other currencies may fluctuate and is affected by, among other things, changes in China’s political and economic conditions. Any significant revaluation of RMB may materially affect the Company’s financial condition in terms of US Dollar reporting.

Business segments

The Company follows SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information", which requires that companies disclose segment data based on how management makes decision about allocating resources to segments and evaluating their performance.

The Company believes that during the years ended December 31, 2007 and 2006, it operated in two business segments – growing and sales of Chinese Caterpillar Fungus, which is highly demanded by the Chinese medicine and nutrition markets, and sales of green and specialty food products, respectively. Throughout the years ended December 31, 2007 and 2006, all of the Company’s operations were carried out in one geographical segment – China.

Cash and concentration of risk

As of December 31, 2007 and 2006, 100% of the Company’s cash included cash on hand and deposits in accounts maintained within the PRC where there is currently no rule or regulation in place for obligatory insurance to cover bank deposits in the event of bank failure. However, the Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2     SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES

Concentrations of credit risk

Financial instruments potentially subject the Company to significant concentrations of credit risk consist of trade accounts receivable. Credit is extended to customers based on the evaluation of their financial condition and collateral is not required. The Company performs ongoing assessment of its customers and maintains an allowance for doubtful accounts. The Company’s maximum credit risk exposure in the event of other parties failing to perform their obligations is represented by the carrying amount of the accounts receivable as stated in the Company’s consolidated balance sheet.

For the years ended December 31, 2007 and 2006, all of the Company’s sales arose in the PRC. In addition, all accounts receivable as of December 31, 2007 and 2006 also arose in the PRC.

Except for one customer who accounted for 11%, and two customers who accounted for 16% and 14% of the Company’s revenue for the years ended December 31, 2007 and 2006 respectively, there was no other single customer who accounted for more than 10% of the Company’s revenue for either the year ended December 31, 2007 or 2006.

As of December 31, 2007, the largest three customers accounted for 40%, 25% and 20% of accounts receivable of the Company and as of December 31, 2006, the largest three customers accounted for 32%, 19% and 16% of accounts receivable of the Company.

Other concentrations

During the years ended December 31, 2007 and 2006, the Company’s operations were all carried out in the PRC. Accordingly, the Company’s business, financial condition and results may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC’s economy.

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2     SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES

Commitments and contingencies

The Company follows SFAS No. 5, "Accounting for Contingencies," in determining its accruals and disclosures with respect to loss contingencies. Accordingly, estimated losses from loss contingencies are accrued by a charge to income when information available prior to issuance of the financial statements indicates that it is probable that a liability could be been incurred and the amount of the loss can be reasonably estimated. Legal expenses associated with the contingency are expensed as incurred. If a loss contingency is not probable or reasonably estimable, disclosure of the loss contingency is made in the financial statements when it is at least reasonably possible that a material loss could be incurred.

Recent accounting pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value instruments. SFAS 157 does not require any new fair value measurements, but applies under other accounting pronouncements that require or permit fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 (the Company’s fiscal 2008). It is believed that implementation of SFAS 157 will have little or no impact on the Company’s consolidated financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, "Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans— an amendment of FASB Statements No. 87, 88, 106, and 132(R)" (SFAS 158). SFAS 158 requires plan sponsors of defined benefit pension and other postretirement benefit plans (collectively, "postretirement benefit plans") to fully recognize the funded status of their postretirement benefit plans in the statement of financial position, measure the fair value of plan assets and benefit obligations as of the date of the fiscal year-end statement of financial position and provide additional disclosures. It is believed that implementation of SFAS 157 will have little or no impact on the Company’s consolidated financial statements since the Company has no applicable plans.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities," which allows an entity the irrevocable option to elect fair value for the initial and subsequent measurement for certain financial assets and liabilities on a contract-by-contract basis. Subsequent changes in fair value of these financial assets and liabilities would be recognized in earnings when they occur. SFAS No. 159 further establishes certain additional disclosure requirements. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007 (the Company’s fiscal 2008) where earlier adoption is permitted. Management is currently evaluating the impact, if any, and timing of the adoption of SFAS No. 159 on the Company’s consolidated financial statements.

In December, 2007, the FASB issued SFAS No. 141(R), "Business Combinations", and SFAS No. 160, "Accounting and Reporting of Noncontrolling interest in Consolidated Financial Statements, an amendment of ARB No. 51" (SFAS No. 160). These new standards will significantly change the financial accounting and reporting of business combination transactions and noncontrolling (or minority) interests in consolidated financial statements. SFAS No. 141(R) and SFAS No. 160 are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (the Company’s fiscal 2009). The Company has not yet determined the effect, if any, that the adoption of SFAS 141(R) and 160 will have on its consolidated financial statements.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2     SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES

Recent accounting pronouncements

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51" ("SFAS No. 160"), which establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. Specifically, this statement requires the recognition of a noncontrolling interest (minority interest) as equity in the consolidated financial statements and separate from the parent’s equity. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. This standard does not currently affect the Company.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities – An Amendment of FASB Statement No. 133" ("SFAS No. 161"), which changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. This statement will be effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

NOTE 3     ACCOUNTS RECEIVABLE, NET

Accounts receivable consisted of the following:

	As of December 31,
	2007	2006

Accounts receivable	$138,085	$241,371
Less: allowance for doubtful accounts	-	-

Accounts receivable, net	$138,085	$241,371

NOTE 4     INVENTORIES

Inventories by major categories are summarized as follows:

	As of December 31,
	2007	2006

Raw materials	$108,701	$59,957
Work in progress	517,494	476,192
Finished goods	23,177	2,810

	$649,372	$538,959

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 5     DEPOSITS, PREPAYMENTS AND OTHER CURRENT ASSETS

Deposits, prepayments and other current assets consist of the following:

	As of December 31,
	2007	2006

Trade deposits	$125,289	$19,817
Prepayments	-	28,174
Other receivables	22,561	16,342

	$147,850	$64,333

NOTE 6     INTANGIBLE ASSETS, NET

Intangible assets, net consisted of the following:

	As of December 31,
	2007	2006

Computer software, cost	$1,360	$-
Exclusive right to use a secret process, cost	4,107,001	3,841,869
Less: Accumulated amortization	(719,405)	(288,140)

	$3,388,956	$3,553,729

In April 2006, the Company purchased from a third party a ten-year exclusive right to use a secret process and method in the cultivation and growing of Chinese Caterpillar Fungus, which is highly demanded by the Chinese medicine and nutrition markets, for a cash consideration of RMB30,000,000, payable over five years. The exclusive right is amortized over its term of ten years using the straight-line method.

Amortization expenses in aggregate for the years ended December 31, 2007 and 2006 was $395,021 and $282,185, respectively.

NOTE 7     BUILDINGS, MACHINERY AND EQUIPMENT, NET

Buildings, machinery and equipment, net consisted of the following:

	As of December 31,
	2007	2006

Buildings	$10,898,103	$1,464,129
Office equipment	3,908	3,656
Motor vehicles	117,901	93,460

Total cost	11,019,912	1,561,245
Less: Accumulated depreciation	(299,435)	(130,794)

	$10,720,477	$1,430,451

Depreciation expenses in aggregate for the years ended December 31, 2007 and 2006 were $153,268 and $73,660, respectively.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 8     OTHER PAYABLES AND ACCRUALS

Other payables and accruals consisted of the following:

	As of December 31,
	2007	2006

Accrued staff costs	$181,503	$54,869
Advance from customers	276,538	-
Other taxes payable	1,886	1,231
Other payables	16,702	28,477

	$476,629	$84,577

NOTE 9     DUE FROM (TO) RELATED PARTIES

Due from (to) related parties consisted of the following:

		As of December 31,
		2007	2006
Due (to) a shareholder of the Company:
- Ms. Lian Yun Han, CEO of the Company	(a)	$-	$(1,509,449)

Due from (to) related company:
- Heilonjiang Shuaiyi Technology Development Co., Ltd.	(b)	$(53)	$6,498
("Shuaiyi Technology")

(a) Ms. Han is the CEO and Chairman of the Company.

(b) Shuaiyi Technology and the Company are under common control and management.

The amounts due from or to related parties were non-interest bearing, unsecured and have no fixed term of repayment.

NOTE 10     SHORT TERM SECURRED BANK LOANS

Short-term bank loans consisted of the following:

	As of December 31,
	2007	2006
8.19% short-term bank loan granted by Commercial Bank of
Harbin, Xinyang Branch, repaid on December 26, 2007,
secured by a director’s property	$-	$192,093

	$-	$192,093

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 11     PAYABLE FOR INTANGIBLES

As described in Note 6, the Company purchased an exclusive right from an independent party for a secret process and method for a stated value of RMB30,000,000 payable over 5 years from the date of purchase. The agreement provides that all payments by the Company for the secret process and method will be refundable if the secret process and method proves ineffective. Under APB21, "Interest on Receivables and Payables", the payable for intangibles are stated without imputed interest as the noninterest factor fairly represents the warranty for performance.

The following table presents the amounts payable for the next five years and thereafter:

Year ending December 31,
2008	$821,400
2009	821,400
2010	821,400
2011 and thereafter	-

2,464,200
Less: Current portion	821,400
Non-current portion	$1,642,800

NOTE 12     PRC STATUTORY RESERVES

In accordance with the PRC laws, the Company’s PRC subsidiaries were required to transfer 10% of their profits after tax, as determined in accordance with accounting standards and regulations of the PRC, to the statutory surplus reserve and a percentage of not less than 5%, as determined by management, of the profits after tax to the public welfare fund. With the amendment of the PRC laws which became effective from January 1, 2006, enterprises in the PRC are no longer required to transfer any profit to the public welfare fund. Any balance of public welfare fund brought forward from December 31, 2005 was to be transferred to the statutory surplus reserve. The statutory surplus reserve is non-distributable.

NOTE 13     OTHER INCOME (EXPENSES)

	Year ended December 31,
	2007	2006

Interest income	$49,693	$18,217
Interest expenses	(19,135)	(3,681)
Service income	51,608	46,363
Other expense	(13)	-

	$82,153	$60,899

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 14     INCOME TAXES

The Company is subject to PRC income taxes on an entity basis on income arising in or derived from the tax jurisdiction in which the entity operates, i.e. the PRC. The statutory PRC Enterprise Income Tax rate ("EIT") for the years ended December 31, 2007 and 2006 is generally 33%. However, one of the Companies’ subsidiaries, Daqing, being engaged in growing and sales of high-tech agricultural products – silage corn products is entitled to a preferential EIT treatment whereby Daqing is granted an EIT holiday for the two years ended December 31, 2007 and 2006 and a 50% reduction on the EIT rate for the three years ending December 31, 2008, 2009 and 2010.

The Company’s provision for income tax consisted of:

	Year ended December 31,
	2007	2006

Current – PRC	$85,243	$39,604
Deferred	-	-

	$85,243	$39,604

A reconciliation of the provision for income taxes determined at the local income tax to the Company’s effective income tax rate is as follows:

	Year ended December 31,
	2007	2006

Pre-tax income	$5,257,771	$1,703,354

United States statutory corporate income tax rate	35%	35%
Income tax computed at United States statutory corporate
income tax rate	1,840,220	596,174
Reconciling items:
Impact of tax holiday of Daqing	(1,665,410)	(511,169)
Rate differential for PRC earnings	(105,155)	(34,067)
Non-deductible expenses and non-taxable income	15,588	(11,334)

Effective tax expense	$85,243	$39,604

On March 16, 2007, the PRC government promulgated a new tax law, China’s Unified Enterprise Income Tax Law ("New EIT Law"), which took effect from January 1, 2008. Under the New EIT Law, foreign-owned enterprises as well as domestic companies are subject to a uniform tax rate of 25%. The New EIT Law provides for a five-year transition period from its effective date for those enterprises which were established before the promulgation date of the New EIT Law and which were entitled to a preferential EIT treatment. Accordingly, Daqing will continue to be entitled to the 50% reduction on its EIT rate for the three years ending December 31, 2008, 2009 and 2010.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 15     RELATED PARTY TRANSACTIONS

Purchases

For the years ended December 31, 2007 and 2006, the purchases included $961,312 and $591,351, respectively that were made from Shuaiyi Technology (see Note 9), which is under common control as the Company.

Buildings, machinery and equipment

For the years ended December 31, 2007 and 2006, the Company acquired buildings of $9,332,932 and nil, respectively from Shuaiyi Technology (see Note 9), which is under common control as the Company.

NOTE 16     COMMITMENTS AND CONTINGENCIES

Operating lease commitments

The Company has entered into a tenancy agreement for the lease of exhibition hall for the purposes of the operation of Green & Specialty. The Company’s commitments for minimum lease payments under this operating lease for the next five years and thereafter as of December 31, 2007 are as follows:

Year ending December 31,
2008	$21,356
2009	21,356
2010	21,356
2011 and thereafter	-

$64,068

Rental expenses for the years ended December 31, 2007 and 2006 were $20,678 and $23,317, respectively, which comprised only minimum rentals under operating leases.

Contingencies

According to the prevailing laws and regulations of the PRC, the Company and its subsidiaries are required to cover its employees with medical, retirement and unemployment insurance programs. Management believes that due to the transient nature of its employees, they do not need to provide all employees with such social insurances, and have not paid the social insurances for all employees.

In the event that any current or former employee files a complaint with the PRC government, the Company and its subsidiaries may be subject to making up the social insurances as well as administrative fines. As the Company believes that these fines would not be material, no provision has been made in this regard.

NOTE 17     SUBSEQUENT EVENTS

On January 12, 2008, the remaining registered capital of RMB9,000,000 (equivalent to US$1,238,441) was paid up by the shareholders of New Energy by way of fixed assets in kind, which has been certified and approved by the relevant local government business bureau. After this capital injection, the paid up capital of New Energy increased from RMB51,000,000 (equivalent to US$6,396,187) to RMB60,000,000 (equivalent to US$7,634,628).

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 18     SEGMENT INFORMATION

The Company believes that during the years ended December 31, 2007 and 2006, the Group operated in two business segments identified by product, "Chinese Caterpillar Fungus" and "other green and specialty food products". The Chinese Caterpillar Fungus segment consists of the growing and sales of Chinese Caterpillar Fungus, which was conducted through the Company’s subsidiary, Daqing. The other agricultural products segment consists of the sales of rice, flour, etc, which were mainly conducted through the Company’s subsidiary, Green & Specialty.

Throughout the years ended December 31, 2007 and 2006, all of the Company’s operations were carried out in one geographical segment - China.

	Chinese	Other green
	Caterpillar	and specialty	Corporate
Year ended December 31, 2007	Fungus	food products	unallocated	Consolidated

Segment revenue from external customers	$5,974,944	$3,219,645	$-	$9,194,589

Segment profit	$4,734,749	$523,792	$-	$5,258,541
Unallocated expenses				(770)
Income from operations before income taxes				$5,257,771

Segment assets	$15,873,699	$708,820	$610,569	$17,193,088
Total assets				$17,193,088

Other segment information:
Depreciation and amortization	$544,703	$1,087	$2,499	$548,289
Expenditure for segment assets	$8,977,053	$-	$-	$8,977,053

	Chinese	Other green
	Caterpillar	and specialty	Corporate
Year ended December 31, 2006	Fungus	food products	unallocated	Consolidated

Segment revenue from external customers	$1,749,796	$2,569,183	$-	$4,318,979

Segment profit	$1,252,295	$463,046	$-	$1,715,341
Unallocated expenses				(11,987)
Income from operations before income taxes				$1,703,354

Segment assets	$8,942,346	$710,607	$3,500,293	$13,153,246
Total assets				$13,153,246

Other segment information:
Depreciation and amortization	$354,342	$964	$539	$355,845
Expenditure for segment assets	$3,806,143	$502	$-	$3,806,645

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES

INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Page

Condensed Consolidated Balance Sheets as of September 30, 2008 (Unaudited) and December 31, 2007 (Audited)	1

Condensed Consolidated Statements of Income and Comprehensive Income for the three months and nine months ended September 30, 2008 and 2007 (Unaudited)	2

Condensed Consolidated Statement of Stockholders’ Equity for the nine months ended September 30, 2008 (Unaudited)	3

Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2008 and 2007 (Unaudited)	4

Notes to Condensed Consolidated Financial Statements (Unaudited)	5-21

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF SEPTEMBER 30, 2008 AND DECEMBER 31, 2007
(AMOUNTS EXPRESSED IN US DOLLAR)

	September 30,	December 31,
	2008	2007
	Unaudited	Audited
A S S E T S

CURRENT ASSETS:
Cash and cash equivalents	$6,103,333	$2,148,348
Accounts receivable - trade, net	952,226	138,085
Inventories	997,745	649,372
Deposits, prepayments and other current assets	118,914	147,850
Due from the shareholder	8,166	-
Total current assets	8,180,384	3,083,655

OTHER ASSETS:
Intangible assets, net	3,301,358	3,388,956
Buildings, machinery and equipment, net	12,306,286	10,720,477

Total assets	$23,788,028	$17,193,088

L I A B I L I T I E S A N D S H A R E H O L D E R S' E Q U I T Y

CURRENT LIABILITIES:
Accounts payable – trade	$3,214	$29,777
Other payables and accruals	283,201	476,629
Payable for intangibles – Current portion	879,985	821,400
Taxes payable	263,628	75,420
Due to related party	6,765	53
Total current liabilities	1,436,793	1,403,279

NON-CURRENT LIABILITIES
Payable for intangibles, net of current portion	879,985	1,642,800

Total liabilities	2,316,778	3,046,079

COMMITMENTS AND CONTINGENCIES (Note 15)

SHAREHOLDERS' EQUITY:
Paid up capital	7,678,421	6,396,187
Capital reserves	86,863	86,863
Statutory reserves	693,028	693,028
Retained earnings	10,917,005	6,045,906
Accumulated other comprehensive income	2,095,933	925,025
Total shareholders' equity	21,471,250	14,147,009

Total liabilities and shareholders' equity	$23,788,028	$17,193,088

See accompanying notes to condensed consolidated financial statements

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (UNAUDITED)
FOR THE THREE MONTHS AND NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(AMOUNTS EXPRESSED IN US DOLLAR)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2008	2007	2008	2007
Revenue	$4,413,082	$1,890,714	$10,167,285	$6,493,871
Cost of goods sold	(1,346,285)	(740,342)	(3,579,138)	(2,453,389)
Gross profit	3,066,797	1,150,372	6,588,147	4,040,482
Selling expenses	(88,985)	(16,488)	(137,904)	(51,761)
General and administrative expenses	(258,361)	(106,571)	(826,754)	(263,773)
Income from operations	2,719,451	1,027,313	5,623,489	3,724,948
Other income (expenses):
Other income, net	-	11,487	3,864	31,702
Interest income	8,369	17,639	18,742	34,317
Interest expenses	-	(5,609)	-	(12,383)
Total other income	8,369	23,517	22,606	53,636
Income before income tax	2,727,820	1,050,830	5,646,095	3,778,584
Provision for income tax	(361,336)	(20,390)	(774,996)	(52,654)
Net income	2,366,484	1,030,440	4,871,099	3,725,930
Other comprehensive income:
Foreign currency translation adjustment	144,928	149,391	1,170,908	388,286
Comprehensive income	$2,511,412	$1,179,831	$6,042,007	$4,114,216

See accompanying notes to condensed consolidated financial statements

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES CONDENSED
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME (UNAUDITED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008
(AMOUNTS EXPRESSED IN US DOLLAR)

					Accumulated
					other
	Paid-in	Capital	Statutory	Retained	comprehensive
	capital	reserves	Reserves	earnings	income	Totals

BALANCE, at December 31, 2007 (Audited)	$6,396,187	$86,863	$693,028	$6,045,906	$925,025	$14,147,009

Net income for the nine months ended September 30, 2008	-	-	-	4,871,099	-	4,871,099
Foreign currency translation adjustment	-	-	-	-	1,170,908	1,170,908
Total comprehensive income						6,042,007

Issuance of common stock	1,282,234	-	-	-	-	1,282,234

BALANCE, at September 30, 2008 (Unaudited)	$7,678,421	$86,863	$693,028	$10,917,005	$2,095,933	$21,471,250

See accompanying notes to condensed consolidated financial statements

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(AMOUNTS EXPRESSED IN US DOLLAR)

	For the Nine Months
	Ended September 30,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$4,871,099	$3,725,930
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	840,337	355,825
Impairment losses on receivables	636	-
Impairment loss on inventories	5,567	-
Loss on disposal of fixed assets	123	-
(Increase) decrease in assets:
Accounts receivable, net	(784,792)	167,167
Deposits, prepayments and other current assets	38,355	48,327
Inventories	(300,116)	(168,409)
Due from related party	(7,963)	-
Increase (decrease) in liabilities:
Accounts payable	(27,974)	(37,130)
Other payables and accruals	(221,769)	182,152
Taxes payable	178,285	1,949
Net cash provided by operating activities	4,591,788	4,275,811

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of buildings, machinery and equipment	(31,689)	(2,018)
Purchase of intangible assets	(1,266)	-
Settlement of payable for intangibles	(858,111)	(785,330)
Net cash used in investing activities	(891,066)	(787,348)

CASH FLOWS FROM FINANCING ACTIVITIES:
Due to related party	6,541	(1,481,419)
Repayments of short-term bank loans	-	(2,676)
Net cash provided by (used in) financing activities	6,541	(1,484,095)

Foreign currency translation adjustment	247,722	324,753

INCREASE IN CASH AND CASH EQUIVALENTS	3,954,985	2,329,121
CASH AND CASH EQUIVALENTS, at the beginning of the period	2,148,348	7,317,905

CASH AND CASH EQUIVALENTS, at the end of the period	$6,103,333	$9,647,026

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Machinery acquired in exchange for the Company’s common stock	$1,282,234	$-

SUPPLEMENTAL DISCLOSURE INFORMATION
Interest paid	$-	$12,383
Income taxes paid	$650,999	$51,723

See accompanying notes to condensed consolidated financial statements

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 1        DESCRIPTION OF BUSINESS AND ORGANIZATION

Heilongjiang Shuaiyi New Energy Development Co., Ltd. (“New Energy”) is a limited liability company established on July 11, 2006 in the People’s Republic of China (the “PRC”), with a registered and paid up capital of RMB60,000,000 (equivalent to US$7,678,421), without shares, as of September 30, 2008.

During the nine months ended September 30, 2008, the Company increased its paid-up capital by RMB9,000,000 (equivalent to $1,282,234) in exchange for machinery acquired from the minority stockholders at fair value.

New Energy is principally engaged in the business of investment holding and through its subsidiaries, conducts the businesses of growing and sale of Chinese Caterpillar Fungus and sales of green and specialty food products. As of September 30, 2008, details of the subsidiaries of New Energy are as follows:

Subsidiaries’ names	Place of operation	Percentage of effective ownership	Principal activities

Daqing Shuaiyi Biomass Technology Co., Ltd. (“Daqing”)	The PRC	100%	Growing and sales of Chinese Caterpillar Fungus

Harbin Shuaiyi Green and Specialty Food Trading LLP. (“Green & Specialty”)	The PRC	100%	Sales of green and specialty food products

In September 2007, the Company and its subsidiaries underwent a restructuring exercise whereby New Energy has become the holding company of the group comprising New Energy, Daqing and Green & Specialty (together the “Company”), and former ultimate controlling shareholders of Daqing and Green & Specialty have become the controlling shareholders of New Energy.

Before and after the restructuring, all of the three entities, New Energy, Daqing and Green & Specialty are under the common control.

This restructuring exercise has been accounted for as combinations of entities under common control using the “as if” pooling method of accounting, with no adjustment to the historical basis of the assets and liabilities of Daqing and Green & Specialty and the operations were consolidated as though the restructuring occurred as of the beginning of the first accounting period presented in these financial statements.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 1        DESCRIPTION OF BUSINESS AND ORGANIZATION (CONTINUED)

The shareholding percentages before and after this restructuring exercise were as follows:

	New Energy		Daqing		Green & Specialty
	Before	After	Before	After	Before	After
Shareholder	%	%	%	%	%	%
Heilongjiang Shuaiyi	-	-	-	100	-	100
Daqing	47.1	-		-	-	-
Lianyun Han	-	80.4		-	20	-
Weihan Zhang*	-	5.9	20	-	51	-
Heilongjiang Shuaiyi Science
Development Co. Ltd.**	52.9	-	60	-	-	-
Lianju Han	-	5.9	10	-	-	-
Xinjun Li	-	-	5	-	29	-
Nana Jiang	-	-	5	-	-	-
Lianxue Han	-	5.9		-	-	-
Fengxi Lang	-	1.9		-	-	-

	100	100	100	100	100	100

*	Mr. Weihan Zhang is the son of Ms. Lianyun Han. Mr. Weihan Zhang and Ms. Lianyun Han are acting in concert and considered parties to the same control group.

**	Equity interests in Heilongjiang Shuaiyi Science Development Co. Ltd. are held as follows:

	(i)	44.47% by Ms. Lianyun Han;

	(ii)	40.86% by Mr. Weihan Zhang; and

	(iii)	14.67% by 9 other minority shareholders.

Before the restructuring exercise, Ms. Lianyun Han together with her son, Mr. Weihan Zhang had an effective interest of 78.7% in New Energy, 71.2% in Daqing, and 71% in Green & Specialty, respectively. Immediately after the restructuring exercise, Ms. Lianyun Han together with her son, Mr. Weihan Zhang, had an aggregate interest of 86.3% in New Energy, which holds a 100% interest in each of Daqing and Green & Specialty. In addition, Ms. Lianyun Han has been the managing director of all the entities before and after, and throughout, the restructuring exercise. As a result, there was no change in control of the entities due to the restructuring exercise.

The considerations for the share transfers in the restructuring exercise were based on the face value of the paid-up capital of Daqing and Green & Specialty and satisfied in cash in compliance with the regulatory requirements in the PRC. The acquisitions of Daqing and Green & Specialty were funded by the capital of New Energy, in which the majority shareholders of Daqing and Green & Specialty had already established a majority ownership by way of cash contributions to New Energy’s paid-up capital.

NOTE 2        SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES

Principle of consolidation

These condensed consolidated financial statements include the accounts of New Energy and its subsidiaries. All significant inter-company balances or transactions have been eliminated on consolidation.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 2        SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Basis of preparation

These condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. These condensed consolidated financial statements for the interim periods are unaudited. In the opinion of management, all adjustments and disclosures necessary for a fair presentation of these interim statements have been included. The results reported in these condensed consolidated financial statements are not necessarily indicative of the results that may be reported for the entire year. The accompanying condensed consolidated financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and do not include all information and footnotes necessary for a complete presentation of financial statements in conformity with accounting principles generally accepted in the United States. These condensed consolidated financial statements should be read in conjunction with the Company’s consolidated financial statements for the year ended December 31, 2007.

Use of Estimates

The preparation of these condensed consolidated financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and the related disclosure of contingent assets and liabilities at the balance sheet date of these condensed consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Accordingly, actual results may differ from these estimates under different assumptions or conditions.

Cash and Cash Equivalents

Cash and cash equivalents consist of all cash balances and highly liquid investments with an original maturity of three months or less. Because of the short maturity of these investments, the carrying amounts approximate their fair value. Restricted cash, if any, is excluded from cash and cash equivalents.

Accounts receivable

Accounts receivable is stated at cost, net of an allowance for doubtful accounts. The Company maintains allowances for doubtful accounts for estimated losses resulting from the failure of customers to make required payments. The Company reviews the accounts receivable on a periodic basis and makes allowances where there is doubt as to the collectibility of individual balances. In evaluating the collectibility of individual receivable balances, the Company considers many factors, including the age of the balance, the customer’s payment history, its current credit-worthiness and current economic trends.

Inventories

Inventories are stated at the lower of cost, determined on a weighted average basis, or market. Costs of inventories include purchase and related costs incurred in bringing the products to their present location and condition. Market value is determined by reference to selling prices after the balance sheet date or to management’s estimates based on prevailing market conditions. Management will write down the inventories to market value if it is below cost. Management also regularly evaluates the composition of its inventories to identify slow-moving and obsolete inventories to determine if valuation allowance is required.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 2        SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Financial instruments

The Company values its financial instruments as required by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”. The estimated fair value amounts have been determined by the Company, using available market information or other appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to develop estimates of fair value. Consequently, the estimates are not necessarily indicative of the amounts that could be realized or would be paid in a current market exchange.

The Company’s financial instruments primarily consist of cash and cash equivalents, trade accounts receivable, other current assets; trade accounts payable, accrued expenses, short-term bank loans, other current liabilities, and due to related parties.

As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented due to the short maturities of these instruments and that the interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective year ends.

Buildings, machinery and equipment

Buildings, machinery and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Gains or losses on disposals are reflected as gain or loss in the year of disposal. The cost of improvements that extend the life of buildings, machinery and equipment are capitalized. These capitalized costs may include structural improvements, equipment and fixtures. All ordinary repair and maintenance costs are expensed as incurred.

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life
(In years)
Buildings	20-40
Machinery, motor vehicles	5-10
Office equipment	5

The carrying value of buildings, machinery and equipment is assessed annually and when factors indicating impairment is present, the carrying value of the fixed assets is reduced by the amount of the impairment. The Company determines the existence of such impairment by measuring the expected future cash flows (undiscounted and without interest charges) and comparing such amount to the net asset carrying value. An impairment loss, if exists, is measured as the amount by which the carrying amount of the asset exceeds the fair value of the asset.

Impairment of long-lived assets

The Company reviews and evaluates its long-lived assets for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable. An impairment is considered to exist if the total estimated future cash flows on an undiscounted basis are less than the carrying amount of the assets, including goodwill, if any. An impairment loss is measured and recorded based on discounted estimated future cash flows. In estimating future cash flows, assets are grouped at the lowest level for which there is identifiable cash flows that are largely independent of future cash flows from other asset groups.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 2        SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue recognition

Revenue is recognized when the following four revenue criteria are met: persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable, and collectibility is reasonably assured.

Sales revenue is recognized net of sales discounts and returns. Based on historical experience, management estimates that sales returns are immaterial and has not made allowance for estimated sales returns.

Income taxes

The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes". SFAS No. 109 requires an asset and liability approach for financial accounting and reporting for income taxes and allows recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

On January 1, 2007, the Company adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken (or expected to be taken) in a tax return. This Interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures. The adoption of FIN 48 has not resulted in any material impact on the Company’s financial position or results.

Comprehensive income

SFAS No.130, “Reporting Comprehensive Income,” establishes standards for reporting and displaying comprehensive income and its components in the condensed consolidated financial statements. Accumulated other comprehensive income includes foreign currency translation adjustments.

Foreign currency

The Company uses the United States dollars (“US Dollar” or “US$” or “$”) for financial reporting purposes. The Company maintains books and records in its functional currency, Chinese Renminbi (“RMB”), being the primary currency of the economic environment in which its operations are conducted. In general, the Company translates its assets and liabilities into US dollars using the applicable exchange rates prevailing at the balance sheet date, and the statement of income is translated at average exchange rates during the reporting period. Adjustments resulting from the translation of the Company’s financial statements are recorded as accumulated other comprehensive income.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 2        SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Foreign currency (continued)

The exchange rates used to translate amounts in RMB into US Dollars for the purposes of preparing the condensed consolidated financial statements were as follows:

	September 30, 2008	December 31, 2007
Balance sheet items, except for paid-in capital and retained earnings, as of the end of period	US$1:RMB 6.8183	US$1:RMB7.3046

	Three months ended	Three months ended
	September 30, 2008	September 30, 2007
Amounts included in the statements of income, statements of stockholders’ equity and statements of cash flows for the period	US$1:RMB 6.8390	US$1:RMB 7.5635

	Nine months ended	Nine months ended
	September 30, 2008	September 30, 2007
Amounts included in the statements of income, statements of stockholders’ equity and statements of cash flows for the period	US$1:RMB 6.9921	US$1:RMB 7.6401

Business segmentation

The Company follows SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information”, which requires that companies disclose segment data based on how management makes decision about allocating resources to segments and evaluating their performance.

The Company believes that during the three months and nine months period ended September 30, 2008 and 2007, it operated in two business segments – growing and sales of Chinese Caterpillar Fungus, which is highly demanded by the Chinese medicine and nutrition markets, and sales of green and specialty food products, respectively. Throughout the three months and nine months period ended September 30, 2008 and 2007, all of the Company’s operations were carried out in one geographical segment - China.

Commitments and contingencies

The Company follows SFAS No. 5, “Accounting for Contingencies,” in determining its accruals and disclosures with respect to loss contingencies. Accordingly, estimated losses from loss contingencies are accrued by a charge to income when information available prior to issuance of the financial statements indicates that it is probable that a liability could be been incurred and the amount of the loss can be reasonably estimated. Legal expenses associated with the contingency are expensed as incurred. If a loss contingency is not probable or reasonably estimable, disclosure of the loss contingency is made in the financial statements when it is at least reasonably possible that a material loss could be incurred.

Recent accounting pronouncements

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which allows an entity the irrevocable option to elect fair value for the initial and subsequent measurement for certain financial assets and liabilities on a contract-by-contract basis. Subsequent changes in fair value of these financial assets and liabilities would be recognized in earnings when they occur. SFAS No. 159 further establishes certain additional disclosure requirements. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007 (fiscal 2008 for the Company) where earlier adoption is permitted. Management is currently evaluating the impact, if any, and timing of the adoption of SFAS No. 159 on the Company’s financial statements.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 2        SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements (continued)

In December, 2007, the FASB issued SFAS No. 141(R), “Business Combinations”, and SFAS No. 160, “Accounting and Reporting of Noncontrolling interest in Consolidated Financial Statements, an amendment of ARB No. 51” (SFAS No. 160). These new standards will significantly change the financial accounting and reporting of business combination transactions and noncontrolling (or minority) interests in consolidated financial statements. SFAS No. 141(R) and SFAS No. 160 are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, fiscal 2009 for the Company). The Company has not yet determined the effect, if any, that the adoption of SFAS 141(R) and 160 will have on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51” (“SFAS No. 160”), which establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. Specifically, this statement requires the recognition of a noncontrolling interest (minority interest) as equity in the consolidated financial statements and separate from the parent’s equity. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, fiscal 2009 for the Company). Management does not expect that this Statement will have an effect on the Company’s consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – An Amendment of FASB Statement No. 133” (“SFAS No. 161”), which changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. This statement will be effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008 (that is, fiscal 2009 for the Company). Management does not expect that this Statement will have an effect on the Company’s consolidated financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. This Statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). This Statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. Management does not expect that this Statement will have an effect on the Company’s consolidated financial statements.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 2        SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements (continued)

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60”. This Statement interprets Statement 60, “Accounting and Reporting by Insurance Enterprises” and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of this Statement. This Statement requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. This Statement also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities. This Statement is effective for financial statements issued for fiscal years beginning after December 15, 2008 (that is, fiscal 2009 for the Company), and all interim periods within those fiscal years. Management does not expect that this Statement will have an effect on the Company’s consolidated financial statements.

NOTE 3        ACCOUNTS RECEIVABLE - TRADE, NET

Accounts receivable - trade consisted of the following:

	September 30,	December 31,
	2008	2007
	Unaudited	Audited

Accounts receivable - trade	$952,731	$138,085
Less: Allowance for doubtful accounts	(505)	-

Accounts receivable - trade, net	$952,226	$138,085

NOTE 4 INVENTORIES

Inventories by major categories are summarized as follows:

	September 30,	December 31,
	2008	2007
	Unaudited	Audited

Raw materials	$287,766	$108,701
Work in progress	692,999	517,494
Finished goods	22,689	23,177

	1,003,454	649,372
Less: Allowance for obsolete inventories	(5,709)	-

	$997,745	$649,372

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 5        DEPOSITS, PREPAYMENTS AND OTHER CURRENT ASSETS

Deposits, prepayments and other current assets consist of the following:

	September 30,	December 31,
	2008	2007
	Unaudited	Audited

Other receivables	119,061	22,561
Trade deposits	-	125,289
	119,061	147,850
Less: Allowance for doubtful debts	(147)	-

	$118,914	$147,850

NOTE 6        INTANGIBLE ASSETS, NET

	September 30,	December 31,
	2008	2007
	Unaudited	Audited

Computer software, cost	$1,456	$1,360
Exclusive right to use a secret process, cost	4,401,222	4,107,001
Less: Accumulated amortization	(1,101,320)	(719,405)

	$3,301,358	$3,388,956

In April 2006, the Company entered into an agreement to purchase from a third-party seller (the “Seller”) a ten-year exclusive right to use within China a secret process and method in the cultivation and growing of Chinese Caterpillar Fungus, which was originally developed by the Seller, for RMB30,000,000, payable in cash over five years. Under the agreement, the Company and the seller have entered into another agreement for the employment of the Seller as the Company’s technical consultant to assist the Company in the application of the secret process and method.

The exclusive right is amortized over its term of ten years using the straight-line method.

Amortization expenses for the nine months ended September 30, 2008 and 2007 were $322,388 and $294,499, respectively.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 7        BUILDINGS, MACHINERY AND EQUIPMENT, NET

Buildings, machinery and equipment, net consisted of the following:

	September 30,	December 31,
	2008	2007
	Unaudited	Audited

Buildings	$11,675,386	$10,898,103
Office equipment	9,339	6,019
Machinery	1,418,493	64,525
Motor vehicles	54,921	51,265

Total cost	13,158,139	11,019,912
Less: Accumulated depreciation	(851,853)	(299,435)

Net book value	$12,306,286	$10,720,477

Depreciation expenses for the nine months ended September 30, 2008 and 2007 were $517,949 and $61,326, respectively.

NOTE 8        OTHER PAYABLES AND ACCRUALS

Other payables and accruals consisted of the following:

	September 30,	December 31,
	2008	2007
	Unaudited	Audited

Accrued staff costs	$274,684	$181,503
Advance from customers	-	276,538
Other taxes payable	1,715	1,886
Other payables	6,802	16,702

	$283,201	$476,629

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 9        PAYABLE FOR INTANGIBLES

As described in Note 6, the Company purchased an exclusive right from an independent party for a secret process and method for a stated value of RMB30,000,000 payable over 5 years from the date of purchase. The agreement provides that all payments by the Company for the secret process and method will be refundable if the secret process and method proves ineffective. Under APB21, “Interest on Receivables and Payables”, the payable for intangibles are stated without imputed interest as the noninterest factor fairly represents the warranty for performance.

The following table presents the amounts payable for the next five years and thereafter:

Period ending September 30,
2009	$879,985
2010	879,985
2011 and thereafter	-

1,759,970
Less: Current portion	(879,985)

Non-current portion	$879,985

NOTE 10        STATUTORY RESERVES

In accordance with the PRC laws, the Company’s PRC subsidiaries were required to transfer 10% of their profits after tax, as determined in accordance with accounting standards and regulations of the PRC, to the statutory surplus reserve and a percentage of not less than 5%, as determined by management, of the profits after tax to the public welfare fund. With the amendment of PRC laws which was effective from January 1, 2006, enterprises in the PRC were no longer required to transfer any profit to the public welfare fund. Any balance of public welfare fund brought forward from December 31, 2005 was to be transferred to the statutory surplus reserve. The statutory surplus reserve is non-distributable.

NOTE 11        OTHER INCOME (EXPENSES), NET

	For the Three Months		For the nine Months
	Ended September 30,		Ended September 30,
	2008	2007	2008	2007
	Unaudited	Unaudited	Unaudited	Unaudited

Service income	$-	$11,487	$171	$31,702
Gain on sales of scraps	-	-	1,548	-
Gain on write-back of payables	-	-	2,268	-
Loss on disposal of fixed assets	-	-	(123)	-

	$-	$11,487	$3,864	$31,702

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 12        INCOME TAXES

The PRC subsidiaries within the Company are subject to PRC income taxes on an entity basis on income arising in or derived from the tax jurisdiction in which they operate, i.e. the PRC. The statutory PRC Enterprise Income Tax rate (“EIT”) for the nine months ended September 30, 2008 and 2007 are 25% and 33%, respectively. However, one of the Company’s subsidiaries, Daqing, being engaged in growing and sales of agricultural products is entitled to a preferential EIT treatment whereby Daqing is granted an EIT holiday for the two years ended December 31, 2007 and 2006 and a 50% reduction on the EIT rate for the three years ending December 31, 2008, 2009 and 2010.

The Company’s income tax consisted of:

	For the Three Months		For the nine Months
	Ended September 30,		Ended September 30,
	2008	2007	2008	2007
	Unaudited	Unaudited	Unaudited	Unaudited

Current – PRC	$361,336	$20,390	$774,996	$52,654
Deferred	-	-	-	-

	$361,336	$20,390	$774,996	$52,654

On March 16, 2007, the PRC government promulgated a new tax law, China’s Unified Enterprise Income Tax Law (“New EIT Law”), which took effect from January 1, 2008. Under the New EIT Law, foreign-owned enterprises as well as domestic companies are subject to a uniform tax rate of 25%. The New EIT Law provides for a five-year transition period from its effective date for those enterprises which were established before the promulgation date of the New EIT Law and which were entitled to a preferential EIT treatment. Accordingly, Daqing will continue to be entitled to the 50% reduction on its EIT rate for the three years ending December 31, 2008, 2009 and 2010.

NOTE 13        RELATED PARTY TRANSACTIONS

(a)         DUE FROM (TO) RELATED PARTIES

Due from (to) related parties consisted of the following:

		September 30,	December 31,
		2008	2007
		Unaudited	Audited
Due from a shareholder of the Company: - Ms. Lian Yun Han, CEO of the Company	(a)	$8,166	$-

Due to related company: - Heilongjiang Shuaiyi Technology Development Co., Ltd. (“Shuaiyi Technology”)	(b)	$6,765	$53

(a)	Ms. Han is the CEO and Chairman of the Company.

(b)	Shuaiyi Technology and the Company are under common control and management.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

The amounts due from (to) related parties were non-interest bearing, unsecured and have no fixed term of repayment.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 13        RELATED PARTY TRANSACTIONS (CONTINUED)

(b)         PURCHASES

For the nine months ended September 30, 2008 and 2007, purchases included $1,156,869and $519,371, respectively that were made from Shuaiyi Technology, which is under common control as the Company.

(c)         LAND LEASE

The Company has entered into an agreement with Shuaiyi Technology for the lease of a parcel of land on which the Company’s facilities for growing and cultivation of Chinese Caterpillar Fungus situate for a period of twenty years commencing from January 1, 2008. For the nine months ended September 30, 2008 and 2007, the Company paid rental expense of $6,597 and nil, respectively, to Shuaiyi Technology.

NOTE 14        CONCENTRATION OF CREDIT RISK

As of September 30, 2008 and December 31, 2007, 100% of the Company’s cash included cash on hand and deposits in accounts being maintained within the PRC where there is currently no rule or regulation in place for obligatory insurance to cover bank deposits in the event of bank failure. However, the Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts.

For the nine months ended September 30, 2008 and 2007, all of the Company’s sales arose in the PRC. In addition, all accounts receivable as of September 30, 2008 and December 31, 2007 also arose in the PRC.

Except for two customers who accounted for 11% and 10% of the Company’s revenue for the nine months ended September 30, 2007, there was no other single customer who accounted for more than 10% of the Company’s revenue for either the nine months ended September 30, 2008 or 2007.

As of September 30, 2008, the largest five customers accounted for 17%, 16%, 13%, 12% and 12% of accounts receivable of the Company whereas as of December 31, 2007, the largest three customers accounted for 40%, 25% and 20% of accounts receivable of the Company. Except for the afore-said, there was no other single customer that accounted for more than 10% of the Company’s accounts receivables as of September 30, 2008 and December 31, 2007.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 15        COMMITMENTS AND CONTINGENCIES

Lease commitments

The Company has entered into tenancy agreements for the lease of exhibition hall and land with an unrelated party and a related company (see Note 13(c)), respectively, for the purposes of the operation of its subsidiaries. The Company’s commitments for minimum lease payments under these operating leases for the next five years and thereafter as of September 30, 2008 are as follows:

Period ending September 30,
2009	$31,899
2010	31,899
2011	14,740
2012	9,020
2013 and thereafter	142,063

Total	$229,621

Contingencies

According to the prevailing laws and regulations of the PRC, the Company and its subsidiaries are required to cover its employees with medical, retirement and unemployment insurance programs. Management believes that due to the transient nature of its employees, they do not need to provide all employees with such social insurances, and have not paid the social insurances for all employees.

In the event that any current or former employee files a complaint with the PRC government, the Company and its subsidiaries may be subject to making up the social insurances as well as administrative fines. As the Company believes that these fines would not be material, no provision has been made in this regard.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 16        SEGMENT INFORMATION

The Company believes that during the nine months ended September 30, 2008 and 2007, the Company operated in two business segments identified by product, “Chinese Caterpillar Fungus” and “other green and specialty food products”. The Chinese Caterpillar Fungus segment consists of the growing and sales of Chinese Caterpillar Fungus, which was conducted through the Company’s subsidiary, Daqing. The other green and specialty food products segment consists of the sales of rice, flour and silage corn, etc, which were mainly conducted through the Company’s subsidiary, Green & Specialty.

Throughout the nine months ended September 30, 2008 and 2007, all of the Company’s operations were carried out in one geographical segment - China.

	Chinese	Other green
	Caterpillar	and specialty	Corporate
Nine months ended September 30, 2008	Fungus	Food products	unallocated	Consolidated

Segment revenue from external customers	$6,985,060	$3,182,225	$-	$10,167,285

Segment profit	$5,145,129	$658,780	$(157,814)	$5,646,095
Income from operations before income taxes				$5,646,095

Segment assets	$21,467,946	$881,929	$1,438,153	$23,788,028
Total assets				$23,788,028

Other segment information:
Depreciation and amortization	$832,258	$5,708	$2,371	$840,337
Expenditure for segment assets	$884,338	$4,598	$2,130	$891,066

	Chinese	Other green
	Caterpillar	and specialty	Corporate
Nine months ended September 30, 2007	Fungus	food products	unallocated	Consolidated

Segment revenue from external customers	$4,181,359	$2,312,512	$-	$6,493,871

Segment profit	$3,342,056	$434,375	$2,153	$3,778,584
Income from operations before income taxes				$3,778,584

Segment assets	$9,068,361	$809,114	$5,321,933	$15,199,408
Total assets				$15,199,408

Other segment information:
Depreciation and amortization	$349,621	$4,883	$1,321	$355,825
Expenditure for segment assets	$785,330	$-	$2,018	$787,348

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 17        SUBSEQUENT EVENTS

(a)	Restructuring of the Company

Pursuant to a restructuring plan intended to ensure compliance with regulatory requirements of the People’s Republic of China (“PRC”), shareholders of the Company, who comprised Ms. Lianyun Han and several other individual minority shareholders (collectively “Shuaiyi Founders”), entered into an agreement (“Share Transfer Agreement”) with New Zealand WAYNE’s New Resources Development Co., Ltd. (“New Resources”, a company incorporated in the British Virgin Islands) whereby the Company Founders agreed to transfer 100% equity interest in the Company to New Resources for a cash consideration of RMB60,000,000 (approximately $8.8 million). The Share Transfer Agreement was approved by the relevant PRC government authority on October 23, 2008. On November 24, 2008, the Company obtained the Certificate of Approval for Establishment of Enterprises of Foreign Investment issued by Heilongjiang Provincial Government and a new business license was issued to the Company on December 1, 2008, on which date the restructuring was considered completed.

As part of the restructuring plan, each of the Shuaiyi Founders respectively entered into an earn-in agreement (“Earn-in Agreement”) dated September 12, 2008, as amended on February 12, 2009, with New Zealand WAYNE’s Investment Holdings Co., Ltd., the sole shareholder of New Resources (“New Resources Shareholder”). Pursuant to the Earn-in Agreements, the Shuaiyi Founders obtained the right and option to acquire controlling shares (“Option Shares”) in New Resources Shareholder at the par value of the Option Shares plus a nominal amount of $1,000, upon the satisfaction of each of the following conditions: (1) six months have expired since the date of the Share Exchange Agreement with YzApp (see note (b) below), provided that on or before that date, Ms. Lianyun Han and the Company have entered into a binding employment agreement and Ms. Lianyun Han is employed by the Company pursuant to that agreement on such date; (2) the SEC has declared a registration statement filed by YzApp under the Securities Act effective, or investors who purchased common stock from YzApp pursuant to a securities purchase agreement being able to sell their common stock under Rule 144; (3) the Company has achieved not less than $1,560,000 in after-tax net income, as determined under US GAAP for the six months ended June 2009; and (4) the Company has achieved not less than $3,900,000 in pre- tax profits, as determined under US GAAP for the fiscal year ending 2009. Up to the date of approval of these financial statements, none of these four conditions have been met. However, the Company has already entered into a binding employment agreement, dated December 7, 2008, with Ms. Lianyun Han who is employed as the Company’ managing director for a 5-year period from December 7, 2008 to December 7, 2013. Therefore, condition 1 will be met only subject to the passage of time when the six-month period expires on June 23, 2009. It is fully expected by all parties to the Earn-in Agreement that the other three conditions will also be met such that the Shuaiyi Founders will reacquire the Company’ ultimate legal ownership.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 17        SUBSEQUENT EVENTS (CONTINUED)

(a)	Restructuring of the Company (continued)

Pursuant to the Earn-in Agreement, New Resources Shareholder further agrees, among others, that throughout the exercise period of the Earn-in Agreement, without the prior written approval of the Shuaiyi Founders:

	(i)	it will not increase the number of authorized shares of the New Resources Shareholder’s common stock, or any increased authorized shares will be deemed as part of the Option Shares;

	(ii)	keeps available the services of current officers and employees of New Resources and the Company;

(iii)

New Resources and the Company do not declare or pay any dividend or make any other distribution, nor do they repurchase, redeem or otherwise reacquire any equity of shares of capital stock or other securities.

The sole purpose of the Earn-In Agreements is to enable the Shuaiyi Founders to reacquire ultimate controlling legal ownership of the Company.

Also as part of the restructuring plan, the Company entered into separate loan agreements dated December 8, 2008, as amended on February 12, 2009, and promissory notes with the Shuaiyi Founders, pursuant to which, the Shuaiyi Founders have agreed to lend to the Company a loan in the aggregate amount of RMB60,000,000 (approximately $8.8 million, “Subordinated Loan”). The amount of the Subordinated Loan exactly equals to the consideration payable by New Resources to the Shuaiyi Founders for the acquisition of the Company in compliance with regulatory requirements of the PRC. The Subordinated Loan ranks behind all other debts of the Company, bears no interest and is only repayable after 10 years, in successive equal yearly payments beginning on the tenth anniversary of the Notes, December 8, 2018, and within the first month of each year thereafter. The final payment will be due on January 1, 2028.

During and after this restructuring plan, there has been no change to the composition of the board of directors of the Company. The Company’s board of directors, chaired by Ms. Lianyun Han, has continued to comprise representatives of the Shuaiyi Founders. Therefore, the Company is still under the same operating and management control of the Shuaiyi Founders. In addition, through the Subordinated Loan, the Shuaiyi Founders would not receive any cash amount, nor would there be any cash flow out of the combined entity during the whole period from the date of the Share Transfer Agreement though the expiry of the Earn-in Agreement, at which time it is expected Shuaiyi Founders will have reacquired the ultimate legal controlling ownership of the Company. Furthermore, by providing the Subordinated Loan to the Company and obtaining the agreement of New Resources Shareholder on not declaring any dividend throughout the exercise period of the Earn-in Agreement without the prior written approval of the Shuaiyi Founders, the Shuaiyi Founders will continue to bear the Company’s residual risks and rewards. As a result, this restructuring plan will be accounted for as a recapitalization of the Company with no adjustment to the historical basis of the assets and liabilities of the Company. New Resources’ financial statements for the subsequent period in which the restructuring occurred will report results of operation for that period as if the restructuring had occurred as of the beginning of that period.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 17        SUBSEQUENT EVENTS (CONTINUED)

(b)	Reverse Acquisition of YzApp and Related Subscription Agreements

On December 23, 2008, New Resources entered into a share exchange agreement, or the Share Exchange Agreement, with YzApp International, Inc. (“YzApp”, incorporated in the State of Nevada, U.S.), along with the Company and New Resources Shareholder. Pursuant to the Share Exchange Agreement, New Resources Shareholder transferred all of the issued and outstanding shares of New Resources’ capital stock held by it in exchange for 689,390 newly issued shares of YzApp’s Series A Voting Convertible Preferred Stock, par value $.001 per share, or the Series A Preferred Stock, that constituted approximately 94% of YzApp’s issued and outstanding capital stock on a fully-diluted basis as of and immediately after the consummation of the transactions contemplated by the Share Exchange Agreement and the subscription agreements described below. The Share Exchange Agreement resulted in a change-in-control of YzApp as New Resources Shareholder has acquired the majority ownership of the combined entity.

In accordance with the Accounting and Financial Reporting Interpretations and Guidance issued by the staff of the U.S. Securities and Exchange Commission (SEC), the Share Exchange Agreement will be accounted for as a reverse acquisition whereby YzApp (the legal acquirer) is considered the accounting acquiree and New Resources (the legal acquiree) is considered the accounting acquirer. The consolidated financial statements of the combined entity will be in substance those of New Resources’, with the assets and liabilities, and revenues and expenses, of YzApp being included effective from the date of consummation of the Share Exchange Agreement. YzApp will be deemed to be a continuation of New Resources’ business conducted through the Company. The outstanding stock of YzApp prior to the Share Exchange Agreement will be accounted for at their net book value with no goodwill being recognized.

On December 23, 2008, YzApp entered into a subscription agreement with Allied China Investments, LLC, or ACI, pursuant to which YzApp issued and sold to ACI 17,962 shares of YzApp’s Series A Preferred Stock for $52,530.50, or $2.92 per share.

On December 23, 2008, YzApp also entered into an amendment, or the Amendment, of that certain stock purchase agreement, or the SPA, dated August 6, 2008, by and among ACI (formerly BMC Acquisitions Corp., LLC), Belmont Partners LLC, or Belmont, and the Company. Pursuant to the SPA, YzApp was required to issue to Belmont a number of shares of its common stock sufficient for Belmont to retain 1.1% ownership interest in YzApp. Pursuant to the Amendment, ACI assumed the foregoing obligation of YzApp and agreed to transfer its shares of YzApp 's common stock in order to satisfy such obligation.

On December 23, 2008, YzApp also entered into a subscription agreement with Tan Zhen Investment Limited, or the Investor, pursuant to which YzApp issued and sold to the Investor 20,168 shares of our Series A Preferred Stock for $375,000, or $18.59 per share.

New Zealand WAYNE’s New Resources Development Co., Ltd.
Index to Audited Financial Statements

Page(s)
Report of Independent Registered Public Accounting Firm	1
Balance Sheet as of November 30, 2008	2
Statement of Income and Comprehensive Income for the period from	3
March 13, 2008 (date of incorporation) to November 30, 2008
Statement of Stockholders’ Equity for the period from March 13, 2008	4
(date of incorporation) to November 30, 2008
Statement of Cash Flows for the period from March 13, 2008 (date of	5
incorporation) to November 30, 2008
Notes to Financial Statements	6-12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of
New Zealand WAYNE’s New Resources Development Co., Ltd.

We have audited the accompanying balance sheet of New Zealand WAYNE’s New Resources Development Co., Ltd. (the “Company”) as of November 30, 2008 and the related statements of income, cash flows and stockholders’ equity for the period from March 13, 2008 (date of incorporation) to November 30, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New Zealand WAYNE’s New Resources Development Co., Ltd. as of November 30, 2008, and the results of its operations and its cash flows for the period from March 13, 2008 (date of incorporation) to November 30, 2008 in conformity with U.S. generally accepted accounting principles.

Arcadia, California
February 19, 2009

1

New Zealand WAYNE’s New Resources Development Co., Ltd.
Balance Sheet as of November 30, 2008
(Amounts expressed in United States dollar)

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$50,688
Total assets	$50,688
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Total liabilities	$-
COMMITMENTS AND CONTINGENCIES (Note 3)
SHAREHOLDER’ EQUITY
Common stock, $1 par, 50,000 shares authorized, issued and fully paid	50,000
Retained earnings	688
Total shareholders’ equity	50,688
Total liabilities and shareholders’ equity	$50,688

See accompanying notes to these financial statements

2

New Zealand WAYNE’s New Resources Development Co., Ltd.
Statement of Income and Comprehensive Income
For the Period from March 13, 2008 (Date of Incorporation) to November 30, 2008
(Amounts expressed in United States dollar)

Revenue	$-
Expenses	-
Interest income	688
Income before income tax	688
Provision for income tax	-
Net income	688
Other comprehensive income	-
Comprehensive income	$688

See accompanying notes to these financial statements

3

New Zealand WAYNE’s New Resources Development Co., Ltd.
Statement of Stockholders’ Equity and Comprehensive Income
For the Period from March 13, 2008 (Date of Incorporation) to November 30, 2008
(Amounts expressed in United States dollar)

	Common stock		Retained
	Shares	Amount	earnings	Totals
At incorporation	-	$-	$-	$-
Issuance of common stock	50,000	50,000	-	50,000
Net income for the period	-	-	688	688
BALANCE, November 30, 2008	50,000	$50,000	$688	$50,688

See accompanying notes to these financial statements

4

New Zealand WAYNE’s New Resources Development Co., Ltd. Statement of Cash Flow
For the Period from March 13, 2008 (Date of Incorporation) to November 30, 2008 (Amounts expressed in United States dollar)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$688
Net cash provided by operating activities	688
CASH FLOWS FROM INVESTING ACTIVITIES	-
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock	50,000
Net cash provided by financing activities	50,000
INCREASE IN CASH AND CASH EQUIVALENTS	50,688
CASH AND CASH EQUIVALENTS, at beginning of period	-
CASH AND CASH EQUIVALENTS, at end of the period	$50,688
SUPLEMENTAL DISCLOSURE INFORMATION
Interest paid	$-
Income taxes paid	$-

See accompanying notes to these financial statements

5

New Zealand WAYNE’s New Resources Development Co., Ltd.
Notes to Financial Statements
For the Period from March 13, 2008 (Date of Incorporation) to November 30, 2008

NOTE 1      DESCRIPTION OF BUSINESS AND ORGANIZATION

New Zealand WAYNE’s New Resources Development Co., Ltd. (“the Company”) is a company incorporated with limited liability on March 13, 2008 in the British Virgin Islands.

The Company had not commenced any business activities until it entered into an agreement on July 28, 2008 to acquire Heilongjiang Shuaiyi New Energy Development Co., Ltd., which is more fully disclosed in notes 3 and 4.

NOTE 2      SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES

Basis of preparation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States. In the opinion of management, all adjustments consisting of normal recurring accruals considered necessary in order to prepare the financial statements have been included.

Use of Estimates

The preparation of these financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and the related disclosure of contingent assets and liabilities at the date of these financial statements and the reported amounts of revenues and expenses during the reporting period. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Accordingly, actual results may differ from these estimates under different assumptions or conditions.

Cash and Cash Equivalents

Cash and cash equivalents comprise cash in banks and on hand, demand deposits with banks and other financial institutions, and short-term, highly liquid investments which are readily convertible into known amounts of cash and which are subject to an insignificant risk of changes in value, having been within three months of maturity at acquisition. Restricted cash, if any, is excluded from cash and cash equivalents.

Financial instruments

Statement of Financial Accounting Standards No. 107 (SFAS 107), “Disclosures about Fair Value of Financial Instruments” requires disclosure of the fair value of financial instruments held by the Company. SFAS 107 defines the fair value of financial instruments as the amount at which the instrument could be exchanged in a current transaction between willing parties. The Company considers the carrying amount of cash, accounts receivable, other receivables, accounts payable, accrued liabilities, other payables and line of credit to approximate their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest.

Revenue recognition

Revenue is recognized when the following four revenue criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the selling price is fixed or determinable, and collectability is reasonably assured.

6

New Zealand WAYNE’s New Resources Development Co., Ltd.
Notes to Financial Statements
For the Period from March 13, 2008 (Date of Incorporation) to November 30, 2008

NOTE 2      SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income taxes

The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes". SFAS No. 109 requires an asset and liability approach for financial accounting and reporting for income taxes and allows recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

Commitments and contingencies

The Company follows SFAS No. 5, “Accounting for Contingencies,” in determining its accruals and disclosures with respect to loss contingencies. Accordingly, estimated losses from loss contingencies are accrued by a charge to income when information available prior to issuance of the financial statements indicates that it is probable that a liability could be been incurred and the amount of the loss can be reasonably estimated. Legal expenses associated with the contingency are expensed as incurred. If a loss contingency is not probable or reasonably estimable, disclosure of the loss contingency is made in the financial statements when it is at least reasonably possible that a material loss could be incurred.

Recent accounting pronouncements

In December, 2007, the FASB issued SFAS No. 141(R), “Business Combinations”, and SFAS No. 160, “Accounting and Reporting of Noncontrolling interest in Consolidated Financial Statements, an amendment of ARB No. 51” (SFAS No. 160). These new standards will significantly change the financial accounting and reporting of business combination transactions and noncontrolling (or minority) interests in consolidated financial statements. SFAS No. 141(R) and SFAS No. 160 are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. The Company has not yet determined the effect, if any, that the adoption of SFAS 141(R) and 160 will have on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51” (“SFAS No. 160”), which establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. Specifically, this statement requires the recognition of a noncontrolling interest (minority interest) as equity in the consolidated financial statements and separate from the parent’s equity. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Management does not expect that this Statement will have an effect on the Company’s consolidated financial statements.

7

New Zealand WAYNE’s New Resources Development Co., Ltd.
Notes to Financial Statements
For the Period from March 13, 2008 (Date of Incorporation) to November 30, 2008

NOTE 2      SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements (continued)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – An Amendment of FASB Statement No. 133” (“SFAS No. 161”), which changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. This statement will be effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management does not expect that this Statement will have an effect on the Company’s consolidated financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. This Statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). This Statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. Management does not expect that this Statement will have an effect on the Company’s consolidated financial statements.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60”. This Statement interprets Statement 60, “Accounting and Reporting by Insurance Enterprises” and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of this Statement. This Statement requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. This Statement also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities. This Statement is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years. Management does not expect that this Statement will have an effect on the Company’s consolidated financial statements.

8

New Zealand WAYNE’s New Resources Development Co., Ltd.
Notes to Financial Statements
For the Period from March 13, 2008 (Date of Incorporation) to November 30, 2008

NOTE 3      CONTINGENCIES AND COMMITMENTS

On July 28, 2008, the Company entered into an agreement to acquire 100% equity interest in Heilongjiang Shuaiyi New Energy Development Co., Ltd. for a cash consideration of 60,000,000Renminbi (legal currency in the PRC, “RMB”) (equivalent to approximately $8.8 million), which is payable within 3 months from the date of issuance of a new business license to Heilongjiang Shuaiyi New Energy Development Co., Ltd. by the PRC local business authority, but has remained outstanding up to the date of approval of these financial statements. This transaction was completed on December 1, 2008, as more fully disclosed in Note 4.

NOTE 4      SUBSEQUENT EVENTS

(a)  Merger with Heilongjiang Shuaiyi

Pursuant to a restructuring plan intended to ensure compliance with regulatory requirements of the People’s Republic of China (“PRC”), the Company entered into a share transfer agreement (“Share Transfer Agreement”) to acquire Heilongjiang Shuaiyi New Energy Development Co., Ltd. (“Heilongjiang Shuaiyi”) from Ms. Lianyun Han, the then controlling shareholder and chairman of board of directors of Heilongjiang Shuaiyi, and Heilongjiang Shuaiyi’s other individual shareholders (collectively “Shuaiyi Founders”). The Share Transfer Agreement was approved by the relevant PRC government authority on October 23, 2008. On November 24, 2008, Heilongjiang Shuaiyi obtained the Certificate of Approval for Establishment of Enterprises of Foreign Investment issued by Heilongjiang Provincial Government and a new business license was issued to Heilongjiang Shuaiyi as of December 1, 2008, on which date the restructuring was considered completed.

As part of the restructuring plan, each of Shuaiyi Founders respectively entered into an earn-in agreement (“Earn-in Agreement”), dated September 12, 2008 (as amended on February 12, 2009) with New Zealand WAYNE’s Investment Holdings Co., Ltd., the Company’s sole shareholder (“Shareholder”). Pursuant to the Earn-in Agreements, Shuaiyi Founders obtained the right and option to acquire controlling shares (“Option Shares”) in Shareholder at the par value of the Option Shares plus a nominal amount of $1,000, upon the satisfaction of each of the following conditions: (1) six months have expired since the date of the Share Exchange Agreement with YzApp (see note (b) below), provided that on or before that date, Ms. Lianyun Han and Heilongjiang Shuaiyi have entered into a binding employment agreement and Ms. Lianyun Han is employed by Heilongjiang Shuaiyi pursuant to that agreement on such date; (2) the U.S. Securities and Exchange Commission has declared a registration statement filed by YzApp under the Securities Act effective, or investors who purchased common stock from YzApp pursuant to a securities purchase agreement being able to sell their common stock under Rule 144; (3) Heilongjiang Shuaiyi and its subsidiaries have achieved not less than $1,560,000 in after-tax net income, as determined under US GAAP for the six months ended June 2009; and (4) Heilongjiang Shuaiyi and its subsidiaries have achieved not less than $3,900,000 in pre-tax profits, as determined under US GAAP for the fiscal year ending 2009. Up to the date of approval of these financial statements, none of these four conditions have been met. However, Heilongjiang Shuaiyi has already entered into a binding employment agreement dated December 7, 2008 with Ms. Lianyun Han who is employed as the managing director of Heilongjiang Shuaiyi for a 5-year period from December 7, 2008 to December 7, 2013. Therefore, condition 1 will be met only subject to the passage of time when the six-month period expires on June 23, 2009. It is fully expected by all parties to the Earn-in Agreement that the other three conditions will also be met such that Shuaiyi Founders will reacquire the ultimate legal ownership of Heilongjiang Shuaiyi.

9

New Zealand WAYNE’s New Resources Development Co., Ltd.
Notes to Financial Statements
For the Period from March 13, 2008 (Date of Incorporation) to November 30, 2008

NOTE 4      SUBSEQUENT EVENTS (CONTINUED)

(a)  Merger with Heilongjiang Shuaiyi (continued)

Pursuant to the Earn-in Agreement, the Shareholder further agrees, among others, that throughout the exercise period of the Earn-in Agreement, without the prior written approval of Shuaiyi Founders: (i) it will not increase the number of authorized shares of the Shareholder’s common stock, or any increased authorized shares will be deemed as part of the Option Shares; (ii) keeps available the services of current officers and employees of the Company and Heilongjiang Shuaiyi; (iii)the Company and Heilongjiang Shuaiyi do not declare or pay any dividend or make any other distribution, nor do they repurchase, redeem or otherwise reacquire any equity of shares of capital stock or other securities.

The sole purpose of the Earn-In Agreement is to enable Shuaiyi Founders to reacquire ultimate controlling legal ownership of Heilongjiang Shuaiyi in compliance with regulatory requirements of the PRC.

Also as part of the restructuring plan, Heilongjiang Shuaiyi entered into separate loan agreements dated December 8, 2008, as amended on February 12, 2009, and promissory notes with Shuaiyi Founders, pursuant to which, Shuaiyi Founders have agreed to lend to Heilongjiang Shuaiyi a loan in the aggregate amount of RMB60,000,000 (approximately $8.8 million, “Subordinated Loan”). The amount of the Subordinated Loan exactly equals to the consideration payable to the Shuaiyi Founders by the Company for the acquisition of Heilongjiang Shuaiyi in compliance with regulatory requirements of the PRC. The Subordinated Loan ranks behind all other debts of Heilongjiang Shuaiyi, bears no interest and is only repayable after 10 years, in successive equal yearly payments beginning on the tenth anniversary of the notes, December 8, 2018, and within the first month of each year thereafter. The final payment will be due on January 1, 2028.

During and after this restructuring plan, there has been no change to the composition of the board of directors of Heilongjiang Shuaiyi. The board of directors of Heilongjiang Shuaiyi, chaired by Ms. Lianyun Han, has continued to comprise representatives of Shuaiyi Founders. Therefore, Heilongjiang Shuaiyi is still under the same operating and management control of Shuaiyi Founders. In addition, due to the Subordinated Loan, Shuaiyi Founders would not receive any cash amount, nor would there be any cash flow out of the combined entity during the whole period from the date of the Share Transfer Agreement though the expiry of the Earn-in Agreement, at which time it is expected Shuaiyi Founders will have reacquired the ultimate legal controlling ownership of Heilongjiang Shuaiyi. Furthermore, by providing the Subordinated Loan to Heilongjiang Shuaiyi and obtaining the agreement of the Shareholder on not declaring any dividend throughout the exercise period of the Earn-in Agreement without the prior written approval of Shuaiyi Founders, Shuaiyi Founders continue to bear the residual risks and rewards relating to Heilongjiang Shuaiyi. As a result, this restructuring will be accounted for as a recapitalization of Heilongjiang Shuaiyi with no adjustment to the historical basis of the assets and liabilities of Heilongjiang Shuaiyi. The Company’s financial statements for the subsequent period in which the restructuring occurred will report results of operation for that period as if the restructuring had occurred as of the beginning of that period.

10

New Zealand WAYNE’s New Resources Development Co., Ltd.
Notes to Financial Statements
For the Period from March 13, 2008 (Date of Incorporation) to November 30, 2008

NOTE 4      SUBSEQUENT EVENTS (CONTINUED)

(a)  Merger with Heilongjiang Shuaiyi (continued)

Heilongjiang Shuaiyi was established on July 11, 2006 under the laws of the PRC as a limited liability company. Heilongjiang Shuaiyi has two wholly-owned subsidiaries, Daqing Shuaiyi Biomass Technology Co., Ltd. (“Daqing Shuaiyi”) and Harbin Shuaiyi Green and Specialty Food Trading LLP. (“Harbin Shuaiyi”) Daqing Shuaiyi engages in growing and sales of Chinese Caterpillar Fungus in the PRC whereas Harbin Shuaiyi engages in sales of green and specialty food products in the PRC.

The following unaudited pro forma information assumes the acquisition of Heilongjiang Shuaiyi (whose fiscal year-end is December 31) occurred on the beginning of the period presented. The unaudited pro forma information has been prepared for illustrative purposes only and is not intended to be indicative of future results.

Nine months
ended
September 30,
2008

Pro forma adjusted total revenue	$10,167,285

Pro forma adjusted net income	$4,871,099

(b)  Reverse Acquisition of YzApp and Related Subscription Agreements

On December 23, 2008, the Company entered into a share exchange agreement, (“Share Exchange Agreement”), with YzApp International, Inc. (“YzApp”, incorporated in the State of Nevada, U.S.), along with Heilongjiang Shuaiyi and the Shareholder. Pursuant to the Share Exchange Agreement, the Shareholder transferred all of the issued and outstanding shares of the Company’s capital stock held by it in exchange for 689,390 newly issued shares of YzApp’s Series A Voting Convertible Preferred Stock, par value $.001 per share, or the Series A Preferred Stock, that constituted approximately 94% of YzApp’s issued and outstanding capital stock on a fully-diluted basis as of and immediately after the consummation of the transactions contemplated by the Share Exchange Agreement and the subscription agreements described below. The Share Exchange Agreement resulted in a change-in-control of YzApp as the Shareholder has acquired the majority ownership of the combined entity.

In accordance with the Accounting and Financial Reporting Interpretations and Guidance issued by the staff of the U.S. Securities and Exchange Commission, the Share Exchange Agreement will be accounted for as a reverse acquisition whereby YzApp (the legal acquirer) is considered the accounting acquiree and the Company (the legal acquiree) is considered the accounting acquirer. The consolidated financial statements of the combined entity will be in substance those of the Company’s, with the assets and liabilities, and revenues and expenses, of YzApp being included effective from the date of consummation of the Share Exchange Agreement. YzApp will be deemed to be a continuation of the Company’s business conducted through Heilongjiang Shuaiyi. The outstanding stock of YzApp prior to the Share Exchange Agreement will be accounted for at their net book value with no goodwill being recognized.

11

New Zealand WAYNE’s New Resources Development Co., Ltd.
Notes to Financial Statements
For the Period from March 13, 2008 (Date of Incorporation) to November 30, 2008

NOTE 4      SUBSEQUENT EVENTS (CONTINUED)

(b)  Reverse Acquisition of YzApp and Related Subscription Agreements (continued)

On December 23, 2008, YzApp entered into a subscription agreement with Allied China Investments, LLC, or ACI, pursuant to which YzApp issued and sold to ACI 17,962 shares of YzApp’s Series A Preferred Stock for $52,530.50, or $2.92 per share.

On December 23, 2008, YzApp also entered into an amendment, or the Amendment, of that certain stock purchase agreement, or the SPA, dated August 6, 2008, by and among ACI (formerly BMC Acquisitions Corp., LLC), Belmont Partners LLC, or Belmont, and the Company. Pursuant to the SPA, YzApp was required to issue to Belmont a number of shares of its common stock sufficient for Belmont to retain 1.1% ownership interest in YzApp. Pursuant to the Amendment, ACI assumed the foregoing obligation of YzApp and agreed to transfer its shares of YzApp 's common stock in order to satisfy such obligation.

On December 23, 2008, YzApp also entered into a subscription agreement with Tan Zhen Investment Limited, or the Investor, pursuant to which YzApp issued and sold to the Investor 20,168 shares of our Series A Preferred Stock for $375,000, or $18.59 per share.

12

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statements are presented to illustrate the estimated effects of (i) the acquisition of New Resources by YzApp ("Share Exchange") pursuant to the Share Exchange Agreement, and (ii) the acquisition of Heilongjiang Shuaiyi by New Resources ("Shuaiyi Acquisition") completed on December 1, 2008, on our historical financial position and our results of operations. The YzApp historical consolidated financial data for the years ended July 31, 2008 and 2007 were derived from its audited consolidated financial statements included in its Form 10-K filed November 21, 2008 incorporated by reference herein. The YzApp historical consolidated financial data for the three months ended October 31, 2008, and the six months ended January 31, 2008 and 2007 were derived from its unaudited condensed consolidated financial statements included in its Form 10-Q filed December 15, 2008, and its Form 10-QSB filed March 24, 2008, respectively, incorporated by reference herein. The New Resources historical financial data were derived from its audited financial statements for the period from March 13, 2008 (date of its incorporation) to November 30, 2008 included in this Current Report. The Heilongjiang Shuaiyi’s historical consolidated financial data for the year ended December 31, 2007 were derived from its audited consolidated financial statements included in this Current Report. The Heilongjiang Shuaiyi historical consolidated financial data for the nine months ended September 30, 2007 and 2008 were derived from its unaudited condensed consolidated financial statements included in this Current Report.

The fiscal year-end of Heilongjiang Shuaiyi is December 31, which is different from YzApp’s of July 31. The unaudited pro forma condensed combined annual statement of operations combines Heilongjiang Shuaiyi’s statement of operations for the year ended December 31, 2007 with YzApp’s statement of operations for the year ended January 31, 2008. YzApp’s condensed consolidated statement of operations for the year ended January 31, 2008 has been made up by adding its results for the 6-month interim period ended January 31, 2008 to its audited annual results for the year ended July 31, 2007 and deducting the results for the comparable preceding 6-month interim period ended January 31, 2007. The unaudited pro forma condensed combined interim statement of operation combines Heilongjiang Shuaiyi’s statement of operations for the nine months ended September 30, 2008 with New Resources’ statement of operations for the period from March 13, 2008 to November 30, 2008 and YzApp’s statement of operations for the nine months ended October 31, 2008. YzApp’s condensed consolidated statement of operations for the nine months ended October 31, 2008 has been made up by adding its results for the 3-month interim period ended October 31, 2008 to its audited annual results for the year ended July 31, 2008 and deducting the results for the 6-month interim period ended January 31, 2008.

The unaudited pro forma condensed combined balance sheet combines Heilongjiang Shuaiyi’s condensed consolidated balance sheet as of September 30, 2008 with YzApp’s consolidated balance sheets as of October 31, 2008 and New Resources’ balance sheet as of November 30, 2008.

The unaudited pro forma condensed combined annual and interim statements of operation assume that the Share Exchange and the Shuaiyi Acquisition had taken place as of the beginning of the financial periods presented. The unaudited pro forma condensed combined balance sheet assumes that the Share Exchange and the Shuaiyi Acquisition had taken place as of the balance sheet date.

The information presented in the unaudited pro forma condensed combined financial statements does not purport to represent what our financial position or results of operations would have been had the Share Exchange or the Shuaiyi Acquisition occurred as of the dates indicated, nor is it indicative of our future financial position or results of operations for any period.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical consolidated financial statements and related notes contained in the annual, quarterly and other reports filed by us with the SEC and included in this Current Report.

YzApp International Inc.
Pro Forma Condensed Combined Interim Statement of Operations
		Historical
	9 months ended	Mar 13, 2008 to	9 months ended
	Oct 31, 2008	Nov 30, 2008	Sep 30, 2008	New Resources
	YzApp	New	Heilongjiang	and Heilongjiang	Pro forma	Pro forma
		Resources	Shuaiyi	Shuaiyi combined	adjustments	combined
				(1)	(2)

Revenue	$-	$-	$10,167,285	$10,167,285		$10,167,285
Cost of goods sold	-	-	(3,579,138)	(3,579,138)		(3,579,138)

Gross profit	-	-	6,588,147	6,588,147		6,588,147
Selling expenses	-	-	(137,904)	(137,904)		(137,904)
General and administrative expenses	(33,935)	-	(826,754)	(826,754)		(860,689)

Income from operations	(33,935)	-	5,623,489	5,623,489		5,589,554
Foreign exchange gain	15,616	-	-	-		15,616
Gain on debt settlement	4,707	-	-	-		4,707
Interest expense	(2,625)	-	-	-		(2,625)
Interest income	-	688	18,742	19,430		19,430
Other income, net	-	-	3,864	3,864		3,864

Income before income tax	(16,237)	688	5,646,095	5,646,783		5,630,546
Provision for income tax	-	-	(774,996)	(774,996)		(774,996)

Net income	$(16,237)	$688	$4,871,099	$4,871,787		$4,855,550

EARNINGS PER SHARE
- Basic and diluted				0.003	(12)	0.003

Weighted average number of shares
- Basic and diluted				1,455,040,709	(13)	1,466,786,750

	YzApp - Historical
	12 months	6 months	3 months ended
	ended July 31,	ended Jan 31,	October 31,	9 months ended
	2008	2008	2008	October 31, 2008
	<A>	<B>	   	<A> - <B> +

Revenue	$-	$-	$-	$-
Cost of goods sold	-	-	-	-

Gross profit	-	-	-	-
Selling expenses	-	-	-	-
General and administrative expenses	(44,004)	(33,238)	(23,169)	(33,935)

Income from operations	(44,004)	(33,238)	(23,169)	(33,935)
Foreign exchange gain (loss)	(2,549)	-	18,165	15,616
Gain on debt settlement	-	-	4,707	4,707
Interest expense	(3,054)	(1,334)	(905)	(2,625)
Interest income	-	-	-	-
Other income, net	-	-	-	-

Income before income tax	(49,607)	(34,572)	(1,202)	(16,237)
Provision for income tax	-	-	-	-

Net income (loss)	$(49,607)	$(34,572)	$(1,202)	$(16,237)

YzApp International Inc.
Pro Forma Condensed Combined Annual Statement of Operations
	Year ended
	Jan 31, 2008	December 31, 2007
	Historical	Historical	Historical	New Resources &
	YzApp	New	Heilongjiang	Heilongjiang	Pro forma	Pro forma
		Resources	Shuaiyi	Shuaiyi combined	adjustments	combined
				(1)	(2)

Revenue	$-	$-	$9,194,589	$9,194,589		$9,194,589
Cost of goods sold	-	-	(3,511,570)	(3,511,570)		(3,511,570)

Gross profit	-	-	5,683,019	5,683,019		5,683,019
Selling expenses	-	-	(71,750)	(71,750)		(71,750)
General and administrative expenses	(46,930)	-	(435,651)	(435,651)		(482,581)

Income from operations	(46,930)	-	5,175,618	5,175,618		5,128,688
Foreign exchange gain (loss)	(2,890)	-	-	-		(2,890)
Gain on debt settlement	(42,290)	-	-	-		(42,290)
Interest expense	(1,656)	-	(19,135)	(19,135)		(20,791)
Interest income	-	-	-	-		-
Other income, net	-	-	101,288	101,288		101,288

Income from continuing operations	(93,766)	-	5,257,771	5,257,771		5,164,005
Loss from discontinued operations	(9,500)	-	-	-		(9,500)

Income (loss) before tax	(103,266)	-	5,257,771	5,257,771		5,154,505
Provision for income tax	-	-	(85,243)	(85,243)		(85,243)

Net income (loss)	$(103,266)	$-	$5,172,528	$5,172,528		$5,069,262

EARNINGS PER SHARE
- Basic and diluted				$0.004	(12)	$0.003

Weighted average number of share
- Basic and diluted				1,455,040,709	(13)	1,466,786,750

	YzApp - Historical
		6 months	6 months
	Year ended	ended Jan 31,	ended Jan 31,	Year ended
	July 31, 2007	2007	2008	January 31, 2008
	<A>	<B>	   	<A> - <B> +

Revenue	$-	$-	$-	$-
Cost of goods sold	-	-	-	-

Gross profit	-	-	-	-
Selling expenses	-	-	-	-
General and administrative expenses	(50,011)	(36,319)	(33,238)	(46,930)

Income from operations	(50,011)	(36,319)	(33,238)	(46,930)
Foreign exchange gain (loss)	(2,890)	-	-	(2,890)
Gain on debt settlement	201,726	244,016	-	(42,290)
Interest expense	(449)	(127)	(1,334)	(1,656)
Interest income	-	-	-	-
Other income, net	-	-	-	-

Income (loss) from continuing operation	148,376	207,570	(34,572)	(93,766)
Loss from discontinued operations	(47,059)	(37,559)	-	(9,500)

Income (loss) before tax	101,317	170,011	(34,572)	(103,266)
Provision for income tax	-	-	-	-

Net income (loss)	$101,317	$170,011	$(34,572)	$(103,266)

YzApp International Inc.
Pro Forma Condensed Combined Balance Sheet
	Historical
	Oct 31, 2008	Nov 30, 2008	Sep 30, 2008
	YzApp	New	Heilongjiang		Pro forma	Pro forma
		Reources	Shuaiyi		adjustments	combined
			(1)		(2)
CURRENT ASSETS
Cash and cash equivalents	$159	$50,688	$6,103,333	(6)	52,531	$6,581,711
				(7)	375,000
				(3)	(8,800,000)
				(4)	8,800,000
Accounts receivable, net	-	-	952,226			952,226
Inventories	-	-	997,745			997,745
Deposits, prepayment and other current assets	-	-	118,914			118,914
Due from shareholder	-	-	8,166			8,166
Total current assets	159	50,688	8,180,384			8,658,762
Intangible assets, net	-	-	3,301,358			3,301,358
Building, machinery and equipment, net	-	-	12,306,286			12,306,286

Total assets	$159	$50,688	$23,788,028			$24,266,406

CURRENT LIABILITIES
Accounts payable	$8,925	$-	$3,214			$12,139
Other payables and accruals	7,000	-	283,201			290,201
Loans payable	71,087	-	-			71,087
Payables for intangibles - current	-	-	879,985			879,985
Taxes payable	-	-	263,628			263,628
Due to related party	4,892	-	6,765			11,657
Current liabilities of discontinued operations	27,077	-	-			27,077
Total current liabilities	118,981	-	1,436,793			1,555,774
Subordinated loan from related party	-	-	-	(4)	8,800,000	8,800,000
Payables for intangibles, net of current portion	-	-	879,985			879,985
Total liabilitiers	118,981	-	2,316,778			11,235,759
SHAREHOLDERS' EQUITY
Preferred stock	-	-	-	(5)	689	-
				(6)	18
				(7)	20
				(8)	(689)
				(9)	(18)
				(10)	(20)

Common stock	11,746	50,000	7,678,421	(3)	(7,678,421)	1,466,788
				(5)	(50,000)
				(8)	1,378,780
				(9)	35,925
				(10)	40,337

Additional paid-in capital	1,005,145	-	-	(3)	(1,121,579)	-
				(5)	(1,086,402)
				(6)	52,513
				(7)	374,980
				(8)	(1,378,091)
				(9)	(35,907)
				(10)	(40,317)
				(11)	2,229,658
Capital reserves	-	-	86,863			86,863
Statutory reserves	-	-	693,028			693,028
Retained earnings	(1,076,575)	688	10,917,005	(5)	1,076,575	8,688,035
				(11)	(2,229,658)
Accumulated other comprehensive income	(59,138)	-	2,095,933	(5)	59,138	2,095,933
Total shareholder' equity	(118,822)	50,688	21,471,250			13,030,647
Total liabilities and shareholders' equity	$159	$50,688	$23,788,028			$24,266,406

Notes to Unaudited Pro Forma Condensed Financial Statements

(1)

Pursuant to a restructuring plan intended to ensure compliance with regulatory requirements of the PRC, Shuaiyi Founders entered into an agreement ("Share Transfer Agreement") with New Resources whereby Shuaiyi Founders agreed to transfer 100% equity interest in Heilongjiang Shuaiyi to New Resources for a cash consideration of RMB60,000,000 (approximately $8.8 million). The Share Transfer Agreement was approved by the relevant PRC government authority on October 23, 2008. On November 24, 2008, Heilongjiang Shuaiyi obtained the Certificate of Approval for Establishment of Enterprises of Foreign Investment issued by Heilongjiang Provincial Government and a new business license was issued to the Company on December 1, 2008, on which date the restructuring was considered completed.

As part of the restructuring plan, each of Shuaiyi Founders respectively entered into an earn-in agreement ("Earn-in Agreement"), dated September 12, 2008, as amended on February 12, 2009, with New Zealand WAYNE’s Investment Holdings Co., Ltd., the sole shareholder of New Resources ("the Shareholder"). Pursuant to the Earn-in Agreements, Shuaiyi Founders obtained the right and option to acquire controlling shares ("Option Shares") in the Shareholder at the par value of the Option Shares plus a nominal amount of $1,000, upon the satisfaction of four conditions. It is fully expected by all parties to the Earn-in Agreement that all the conditions will be met such that Shuaiyi Founders will reacquire the Company’ ultimate legal ownership.

Pursuant to the Earn-in Agreement, the Shareholder further agrees, among others, that throughout the exercise period of the Earn-in Agreement, without the prior written approval of Shuaiyi Founders:

(i)

it will not increase the number of authorized shares of the Shareholder’ common stock, or any increased authorized shares will be deemed as part of the Option Shares;

(ii)

keeps available the services of current officers and employees of New Resources and Heilongjiangjian Shuaiyi;

(iii)

New Resources and Heilongjiangjian Shuaiyi do not declare or pay any dividend or make any other distribution, nor do they repurchase, redeem or otherwise reacquire any equity of shares of capital stock or other securities.

The sole purpose of the Earn-In Agreements is to enable Shuaiyi Founders to reacquire ultimate controlling legal ownership of Heilongjiang Shuaiyi.

Also as part of the restructuring plan, Heilongjiang Shuaiyi entered into separate loan agreements dated December 8, 2008, as amended on February 12, 2009, and promissory notes with Shuaiyi Founders, pursuant to which Shuaiyi Founders have agreed to lend to Heilongjiang Shuaiyi a loan in the aggregate amount of RMB60,000,000 (approximately $8.8 million, "Subordinated Loan"). The amount of the Subordinated Loan exactly equals to the consideration payable by New Resources to Shuaiyi Founders for the acquisition of Heilongjiang Shuaiyi in compliance with regulatory requirements of the PRC. The Subordinated Loan ranks behind all other debts of Heilongjiang Shuaiyi, bears no interest and is only repayable after 10 years, in successive equal yearly payments beginning on the tenth anniversary of the Notes, December 8, 2018, and within the first month of each year thereafter. The final payment will be due on January 1, 2028.

During and after this restructuring plan, there has been no change to the composition of the board of directors of Heilongjiang Shuaiyi. Heilongjiang Shuaiyi’s board of directors, chaired by Ms. Lianyun Han, has continued to comprise representatives of Shuaiyi Founders. Therefore, Heilongjiang Shuaiyi is still under the same operating and management control of Shuaiyi Founders. In addition, through the Subordinated Loan, Shuaiyi Founders would not receive any cash amount, nor would there be any cash flow out of the combined entity during the whole period from the date of the Share Transfer Agreement though the expiry of the Earn-in Agreement, at which time it is expected Shuaiyi Founders will have reacquired the ultimate legal controlling ownership of Heilongjiang Shuaiyi. Furthermore, by providing the Subordinated Loan to Heilongjiang Shuaiyi and obtaining the agreement of the Shareholder on not declaring any dividend throughout the exercise period of the Earn-in Agreement without the prior written approval of Shuaiyi Founders, Shuaiyi Founders continue to bear Heilongjiang Shuaiyi’s residual risks and rewards. As a result, this restructuring will be accounted for as a recapitalization of Heilongjiang Shuaiyi with no adjustment to the historical basis of the assets and liabilities of Heilongjiang Shuaiyi. New Resources’ financial statements for the subsequent period in which the restructuring occurred will report results of operation for that period as if the restructuring had occurred as of the beginning of that period.

(2)

Since the Shareholder has received majority voting rights in the combined entity resulting in a change of control and Heilongjiang Shuaiyi’s senior management have been appointed to represent the majority of senior management of the combined entity following the Share Exchange, the Share Exchange is deemed to be a reverse acquisition. In accordance with the Accounting and Financial Reporting Interpretation and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, New Resources (the legal acquiree) is considered the accounting acquirer and YzApp (the legal acquirer) is considered the accounting acquiree. For accounting purposes, New Resources is treated as the continuing reporting entity and the consolidated financial statements of the combined entity will be those of New Resources in substance, with the assets and liabilities, and results, of YzApp being included effective from the date of consummation of the Share Exchange. YzApp will be deemed to be a continuation of New Resources’ business conducted through Hielongjiang Shuaiyi. The reverse acquisition will be accounted for using the purchase method of accounting. The outstanding stock of YzApp prior to the Share Exchange will be accounted for at their net book value and no goodwill will be recognized.

(3)

Reflects the recapitalization of Heilongjiang Shuaiyi as described in note (1) above.

(4)

Reflects the subordinated loan of $8.8 million to be granted by Shuaiyi Founders to Heilongjiang Shuaiyi as part of the restructuring plan as described in note (1) above.

(5)

Reflects the issuance of 689,390 shares of preferred stock by YzApp in exchange for all the issued and outstanding stock of New Resources and the elimination of the pre-acquisition losses of YzApp (as accounting acquiree).

(6)

Reflects the issuance of 17,962 shares of preferred stock to Allied China Investments, LLC for $52,530.50, or $2.92 per share, in conjunction with the Share Exchange Transaction.

(7)

Reflects the issuance of 20,168 shares of preferred stock to Tan Zhen Investment Limited for $375,000, or $18.59 per share, in conjunction with the Share Exchange Transaction.

(8)

Reflects the conversion of the preferred stock issued in the Share Exchange Transaction into 1,378,779,545 shares of common stock on the basis of 1 for 2,000.

(9)

Reflects the conversion of the preferred stock issued Allied China Investments, LLC into 35,924,528 shares of common stock on the basis of 1 for 2,000.

(10)

Reflects the conversion of the preferred stock issued to Tan Zhen Investment Limited into 40,336,636 shares of common stock on the basis of 1 for 2,000.

(11)

Adjusts the negative balance of additional paid-in capital as a result of the pro form adjustments (3) to (10) above to retained earnings.

(12)

The historical earnings per share is computed based on the historical combined income of New Resources and Heilongjiang Shuaiyi, as New Resources is deemed to be the accounting acquirer.

(13)

The weighted average number of shares used for computing the historical earnings per share is based on the number of shares of common stock assuming conversion of the preferred stock issued in the Share Exchange.

(14)

Immediately following closing of the Share Exchange, the Shareholder transferred 91,088 of the 689,390 shares issued to it under the Share Exchange to certain individuals who provided consultancy services to New Resources’ shareholder regarding the restructuring of Heilongjiang Shuaiyi, the acquisition of a US listed shell company and related matters. In accordance with the Accounting Interpretation and Guidance of the staff of the U.S. Securities and Exchange Commission and paragraph 11 of SFAS 123(R), merger expenses will be recognized based on the grant-date fair value of these 91,088 shares. As this does not represent a recurring expense of the combined entity, no pro forma adjustment is made on these 91, 088 shares.